Exhibit 10.2

Execution Version

BACKSTOP AGREEMENT

This Backstop Agreement (this “Agreement”) is entered into as of September 5, 2022, by and among Gores Holdings VIII, Inc., a Delaware corporation (the “Company”), Footprint International Holdco, Inc., a Delaware corporation (“Footprint”), and 222 Investments, LLC, a Delaware limited liability company (the “Purchaser”). Capitalized terms used but not defined in this Agreement shall have the meaning ascribed to such terms in that certain Agreement and Plan of Merger, dated as of December 13, 2021, by and among the Company, Footprint, Frontier Merger Sub, Inc., a Delaware corporation, and Frontier Merger Sub II, LLC, a Delaware limited liability company (as amended, modified, supplemented or waived from time to time in accordance with its terms, the “Merger Agreement”).

WHEREAS, the Purchaser has allocated and committed up to $250,000,000.00 to subscribe for shares of Class A Convertible Preferred Stock of the Company (the “Class A Preferred Stock”), with the same rights, preferences and privileges set forth in the certificate of designations attached hereto as Exhibit A (the “Certificate of Designations”), in connection with the consummation of the Transactions (the “Closing”).

WHEREAS, on and subject to the terms and conditions of this Agreement, the Purchaser will acquire from the Company, and the Company will issue and sell to the Purchaser, a number of shares of Class A Preferred Stock, on a private placement basis, determined pursuant to Section 2(a)(i) hereof and subject to the limitations set forth herein (the “Backstop Shares”).

NOW, THEREFORE, in consideration of the promises, representations, warranties and the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1.    Backstop Limit; Backstop Notice.

(a)    Backstop Floor and Limit. Notwithstanding anything to the contrary in this Agreement, (i) the minimum number of Backstop Shares that the Purchaser shall be required to purchase hereunder shall not be less than 10,000,000 (the “Backstop Floor”), and (ii) the maximum number of Backstop Shares that the Purchaser shall be required to purchase hereunder shall not exceed 25,000,000 (the “Backstop Limit”).

(b)    Backstop Notice. On or before the second Business Day prior to the Closing Date, Footprint shall (with the Company’s collaboration) deliver a written notice (with a copy to the Company) (the “Backstop Notice”) to the Purchaser setting forth:

(i)    the number of Backstop Shares that the Purchaser shall be required to purchase and the Purchase Price (as defined below) (as calculated in accordance with Section 2(a)(i)), which amount, for the avoidance of doubt, shall in no event be less than $100,000,000.00 or greater than $250,000,000.00;

(ii)    the Company’s wire instructions; and

(iii)    the anticipated Closing Date.

(c)    For clarity, subject to Section 6(a)(iii), (i) timely delivery of a Backstop Notice in accordance with Section 1(b) shall not be a condition to payment of the Purchase Price, provided, however, that the Purchaser shall in no event be required to fund any amount hereunder less than two Business Days after delivery of the Backstop Notice and (ii) any failure to deliver the Backstop Notice as required by this Agreement shall not impair, release or otherwise modify or amend the Company’s, Footprint’s or the Purchaser’s obligations hereunder.

2.    Sale and Purchase.

(a)    Backstop Shares.

(i)    Subject to the terms and conditions hereof, following delivery of the Backstop Notice by the Company to the Purchaser hereunder, the Company shall issue and sell to the Purchaser, and the Purchaser shall purchase from the Company the number of Backstop Shares set forth in the Backstop Notice, which shall not be less than the Backstop Floor and shall not be greater than the Backstop Limit, for a purchase price of $10.00 per Backstop Share (the aggregate amount of such purchase, the “Purchase Price”). The number of Backstop Shares, the Backstop Floor, the Backstop Limit and the purchase price per Backstop Share, as applicable, shall be appropriately adjusted to reflect any stock split, stock dividend, stock combination, recapitalization or the like (except for the closing of the transactions contemplated by the Merger Agreement in accordance therewith) occurring after the date hereof.

(ii)    The delivery of the Backstop Notice hereunder shall serve as notice to the Purchaser that the Purchaser will be required to pay the Purchase Price for the Backstop Shares, and acquire the Backstop Shares, at the Backstop Closing (as defined below).

(iii)    The closing of the purchase and sale of the Backstop Shares (the “Backstop Closing”) shall be held substantially concurrently with the Closing. At the Backstop Closing (and no later than on the Closing Date), the Company will issue to the Purchaser the Backstop Shares free and clear of any liens or other restrictions (other than those arising under applicable securities laws, the Certificate of Designations, the Bylaws or that certain investor rights agreement to be entered into at the Backstop Closing by and between the Company and the Purchaser in the form attached hereto as Exhibit B (the “Investor Rights Agreement”)), registered in the name of the Purchaser, against (and concurrently with) the payment by the Purchaser of an amount equal to the Purchase Price minus the Structuring Fee (as defined below) for the Backstop Shares to the Company by wire transfer of immediately available funds to the account notified to the Purchaser by the Company in the Backstop Notice.

(iv)    In the event the Closing does not occur within five (5) Business Days of the anticipated Closing Date set forth in the Backstop Notice, the Company shall promptly (but no later than two (2) Business Days thereafter) return the entire amount paid by the Purchaser to the Company in accordance with Section 2(a)(iii) to Purchaser (without any deduction for or on account of any tax, withholding, charges or set-off), and any book entries or share certificates representing the Backstop Shares shall be deemed cancelled and any such certificates shall be promptly (but not later than two (2) Business Days thereafter) returned to the Company; provided, however, that unless this Agreement has been terminated pursuant to Section 7, such return of funds will not terminate this Agreement or relieve Purchaser of its obligation to purchase the Backstop Shares upon delivery by the Company of a subsequent Backstop Notice in accordance with Section 1.

(b)    Delivery of Backstop Shares.

(i)    The Company shall deliver to the Purchaser (x) at the Backstop Closing, the Backstop Shares in book entry form, free and clear of any liens or other restrictions (other than those arising under applicable securities laws, the Certificate of Designations or the Investor Rights

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Agreement), in the name of the Purchaser (or its nominee in accordance with its delivery instructions) or to a custodian designated by Purchaser and (y) as promptly as practicable (but not later than one (1) business day) after the Backstop Closing, written notice from the transfer agent of the Company evidencing the issuance to the Purchaser of the Backstop Shares on and as of the Backstop Closing (individually or collectively, the “Securities”).

(ii)    Each register and book entry for the Backstop Shares purchased by the Purchaser hereunder shall contain a notation, and each certificate (if any) evidencing the Backstop Shares shall be stamped or otherwise imprinted with a legend, in substantially the following form:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION, AND MAY NOT BE TRANSFERRED IN VIOLATION OF SUCH ACT AND LAWS.”

(c)    Registration Rights. The Purchaser shall enter into that certain amended and restated registration rights agreement at the Backstop Closing in the form attached hereto as Exhibit C (the “Registration Rights Agreement”), and the Purchaser shall have certain registration rights with respect to the Class A Common Stock (the “Underlying Securities”) underlying the Backstop Shares as referenced therein.

(d)    Structuring Fee. As part of the Purchaser’s obligation to allocate committed capital under this Agreement, the Company agrees to pay the Purchaser at the Backstop Closing a fee equal to 2% of the Purchase Price (the “Structuring Fee”). The Structuring Fee shall be offset against the cash payment in respect of the Purchase Price otherwise payable to the Company at the Backstop Closing; provided, that the full amount of the Purchase Price shall be deemed paid in full upon payment by Purchaser of the amount set forth in Section 2(a)(iii). For the avoidance of doubt, under no circumstance will the Structuring Fee be paid more than once.

3.    Representations and Warranties of the Purchaser. The Purchaser represents and warrants to each of the Company and Footprint as follows:

(a)    Organization and Power. The Purchaser is duly organized, validly existing, and in good standing under the laws of the jurisdiction of its formation (if the concept of “good standing” is a recognized concept in such jurisdiction) and has all requisite power and authority to carry on its business as presently conducted and as proposed to be conducted.

(b)    Authorization. The Purchaser has full power and authority, including any necessary corporate or other organizational authority, to enter into and perform its obligations under this Agreement and any other instrument to be entered into, executed and delivered by or on behalf of the Purchaser in connection with the purchase of the Backstop Shares. This Agreement, when executed and delivered by the Purchaser, will constitute the valid and legally binding obligation of the Purchaser, enforceable in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and any other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies, or (iii) to the extent the indemnification provisions contained in the Registration Rights Agreement may be limited by applicable federal or state securities laws. The signature of the person signing on behalf of the Purchaser is binding on the Purchaser.

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(c)    Compliance with Other Instruments. The execution, delivery and performance by the Purchaser of this Agreement and the consummation by the Purchaser of the transactions contemplated by this Agreement will not result in any violation or default (i) of any provisions of its organizational documents, if applicable, (ii) of any instrument, judgment, order, writ or decree to which it is a party or by which it is bound, (iii) under any note, indenture or mortgage to which it is a party or by which it is bound, (iv) under any lease, agreement, contract or purchase order to which it is a party or by which it is bound or (v) of any provision of federal or state statute, rule or regulation applicable to the Purchaser, in each case (other than clause (i)), which would have a material adverse effect on the Purchaser or its ability to consummate the transactions contemplated by this Agreement.

(d)    No Governmental or other Authorization Required; Consents. Assuming the accuracy of the representations and warranties made by the Company in this Agreement, except for any filings and approvals required pursuant to the terms of the Merger Agreement, filings with U.S. Securities and Exchange Commission (the “SEC”) under the Exchange Act and such other reports under, and such other compliance with, the Exchange Act as may be required in connection with this Agreement, or as may have already been obtained, no authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or any other person will be required to be obtained or made by the Purchaser in connection with the due execution, delivery and performance by the Purchaser of this Agreement.

(e)    Restricted Securities. The Purchaser understands that the sale of the Securities to the Purchaser has not been, and will not be, registered under the Securities Act, by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Purchaser’s representations as expressed herein. The Purchaser understands that the Securities are “restricted securities” under applicable U.S. federal and state securities laws and that, pursuant to these laws, the Purchaser must hold the Securities indefinitely unless they are registered with the SEC and qualified by state authorities, or an exemption from such registration and qualification requirements is available. The Purchaser acknowledges that the Company has no obligation to register or qualify the Securities for resale, except pursuant to the Registration Rights Agreement. The Purchaser further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, time and manner of sale limitations, holding period requirements for the Securities, and requirements relating to the Company which are outside of the Purchaser’s control, and which the Company is under no obligation, and may not be able, to satisfy. The Purchaser acknowledges that the Company filed a registration statement on Form S-1 to consummate its initial public offering with the SEC (the “IPO”). The Purchaser understands that the sale of the Securities hereunder is not, and is not intended to be, part of the IPO, and that the Purchaser will not be able to rely on the protection of Section 11 of the Securities Act with respect to such sale of the Securities. The Purchaser understands that the Backstop Shares may not be resold, transferred, pledged or otherwise disposed of by the Purchaser absent an effective registration statement under the Securities Act, except (i) to the Company, Footprint, or a subsidiary thereof, (ii) pursuant to offers and sales qualify as “offshore transactions” within the meaning of Regulation S under the Securities Act or (iii) pursuant to another applicable exemption from the registration requirements of the Securities Act, and that any certificates representing the Backstop Shares shall contain a legend to such effect. The Purchaser acknowledges that the Backstop Shares will not immediately be eligible for resale pursuant to Rule 144A promulgated under the Securities Act. The Purchaser understands and agrees that the Backstop Shares will be subject to transfer restrictions under the Securities Act and, as a result of these transfer restrictions, the Purchaser may not be able to readily resell the Backstop Shares and may be required to bear the financial risk of an investment in the Backstop Shares for an indefinite period of time. The Purchaser understands that it has been advised to consult legal counsel prior to making any offer, resale, pledge or transfer of any of the Backstop Shares.

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(f)    Review of Disclosed Material.

(i)    The Purchaser is in receipt of and has carefully read and understands the following items (the “Disclosed Material”):

(1)    the prospectus filed by the Company with the SEC to consummate its IPO (the “Prospectus”);

(2)    each filing made by the Company with the SEC following the filing of the Prospectus and on or prior to the date hereof (including, but not limited to, the Company’s Registration Statement on Form S-4 (Reg. No. 333-262663)); and

(3)    the Merger Agreement (including any amendment thereto) and the Parent A&R Charter and the Parent A&R Bylaws, each of which is exhibited thereto (including any amendments or revisions thereto), filed by the Company with the SEC on or prior to the date hereof.

(ii)    The Purchaser represents and agrees that the Purchaser and the Purchaser’s professional advisors, if any, have had the full opportunity to ask such questions, receive such answers and obtain such information as the Purchaser and such undersigned’s professional advisors, if any, have deemed necessary for the Purchaser to make an investment decision with respect to the Backstop Shares.

(g)    High Degree of Risk. The Purchaser understands that its agreement to purchase the Securities involves a high degree of risk which could cause the Purchaser to lose all or part of its investment, and the Purchaser has the ability to bear the economic risks of an investment in Securities, including a complete loss of its investment. Further, the Purchaser has carefully read, considered and understands (i) any risks identified in the Disclosed Material and (ii) the risks related to the Transactions, the transactions contemplated by this Agreement, the Company, Footprint and the Securities, and has had the opportunity to retain, at its own expense, and relied upon, appropriate professional advice regarding the financial, taxation and legal implications, risk and consequences of the foregoing.

(h)    Accredited Investor. The Purchaser is an “accredited investor” as defined in Rule 501(a) of Regulation D promulgated under the Securities Act. The Purchaser is acquiring the Backstop Shares only for its own account and not for the account of others, or if Subscriber is subscribing for the Backstop Shares as a fiduciary or agent for one or more investor accounts, each owner of such account is a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act) or an “accredited investor” and the Purchaser has full investment discretion with respect to each such account, and the full power and authority to make the acknowledgements, representations and agreements herein on behalf of each owner of each such account. The Purchaser is not acquiring the Backstop Shares with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act. The Purchaser is not an entity formed for the specific purpose of acquiring the Backstop Shares.

(i)    No General Solicitation. Neither the Purchaser, nor any of its officers, directors, employees, agents, stockholders or partners has either directly or indirectly, including, through a broker or finder (i) to its knowledge, engaged in any general solicitation, or (ii) published any advertisement, in either case, in connection with the sale of the Securities.

(j)    Residence. The principal place of business of the Purchaser is the office located at the address of the Purchaser set forth in Section 8(a) below.

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(k)    Non-Public Information. The Purchaser acknowledges its obligations under applicable securities laws with respect to the treatment of material non-public information relating to the Company.

(l)    Affiliation of Certain FINRA Members. The Purchaser is neither a person associated nor affiliated with any underwriter of the IPO of the Company or, to its actual knowledge, any other member of the Financial Industry Regulatory Authority that participated in the IPO of the Company.

(m)    Absence of Litigation. As of the date hereof, there is no Action before or by any Governmental Authority pending or, to the knowledge of the Purchaser, threatened against or affecting the Purchaser or any of the Purchaser’s officers or directors, whether of a civil or criminal nature or otherwise, in their capacities as such, that, individually or in the aggregate, would reasonably be expected to have a material adverse effect on the ability of the Purchaser to consummate the transactions contemplated by this Agreement.

(n)    Adequacy of Financing. The Purchaser has, or will have at the Backstop Closing, available to it sufficient clear funds to satisfy its obligations under this Agreement, without restriction or conditions on payment to the Company except as provided hereunder.

(o)    Purchaser’s Knowledge and Skill. The Purchaser has knowledge, skill and experience in financial, business and investment matters relating to investments of this type and is capable of evaluating the merits and risks of such investment and protecting its interests in connection with the acquisition of the Backstop Shares.

(p)    Own Investigations. In making its investment decision to purchase Securities, the Purchaser is relying solely on the specific representations and warranties expressly made by the Company in Section 4 of this Agreement and on investigations made by the Purchaser and its representatives and its assessment, and the assessment of any of its professional advisers, of the merits of an acquisition of Securities.

(q)    ERISA. The Purchaser represents and warrants that its acquisition and holding of the Backstop Shares will not constitute or result in a non-exempt prohibited transaction under Section 406 of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), Section 4975 of the Internal Revenue Code of 1986, as amended, or any applicable similar law.

(r)    OFAC/Patriot Act. The Purchaser represents and warrants that the Purchaser is not (i) a person or entity named on the List of Specially Designated Nationals and Blocked Persons administered by the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”) or in any Executive Order issued by the President of the United States and administered by OFAC (“OFAC List”), or a person or entity prohibited by any OFAC sanctions program, (ii) a Designated National as defined in the Cuban Assets Control Regulations, 31 C.F.R. Part 515, or (iii) a non-U.S. shell bank or providing banking services indirectly to a non-U.S. shell bank. The Purchaser agrees to provide law enforcement agencies, if requested thereby, such records as required by applicable law, provided that the Purchaser is permitted to do so under applicable law. The Purchaser represents that if it is a financial institution subject to the Bank Secrecy Act (31 U.S.C. Section 5311 et seq.), as amended by the USA PATRIOT Act of 2001, and its implementing regulations (collectively, the “BSA/PATRIOT Act”), that, to the extent required, the Purchaser maintains policies and procedures reasonably designed to comply with applicable obligations under the BSA/PATRIOT Act. The Purchaser also represents that, to the extent required, it maintains policies and procedures reasonably designed for the screening of its investors against the OFAC sanctions programs, including the OFAC List. The Purchaser further represents and warrants that the funds held by the Purchaser and used to purchase the Backstop Shares were legally derived.

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(s)    Exchange Act. The Purchaser is not currently (and at all times through the Backstop Closing will refrain from being or becoming) a member of a “group” (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act (as defined below) or any successor provision) acting for the purpose of acquiring, holding, voting or disposing of equity securities of the Company (within the meaning of Rule 13d-5(b)(1) under the Exchange Act).

(t)    No Other Representations or Warranties; Non-Reliance. Except for the specific representations and warranties of the Company contained in Section 4 and in any certificate or agreement delivered pursuant hereto, the Purchaser acknowledges that neither the Company nor any of its representatives has made or makes any other express or implied representation or warranty with respect to the Company, the sale and purchase of the Backstop Shares, the IPO, the Transactions or a potential merger, and the Company disclaims any such representation or warranty. Except for the specific representations and warranties expressly made by the Company in Section 4 and in any certificate or agreement delivered pursuant hereto, the Purchaser specifically disclaims that it is relying upon any other representations or warranties that may have been made by the Company or any of its representatives.

4.    Representations and Warranties of the Company. The Company represents and warrants to the Purchaser as follows:

(a)    Incorporation and Corporate Power. The Company is validly existing and in good standing under the laws of the State of Delaware, with all corporate power and authority to own, lease and operate its properties and conduct its business as presently conducted and to enter into, deliver and perform its obligations under this Agreement.

(b)    Capitalization. As of the date hereof and as of immediately prior to the Backstop Closing, the authorized capital stock of the Company consists of: (i) 1,000,000 shares of Parent Preferred Stock, of which no shares are issued and outstanding; (ii) 400,000,000 shares of Parent Class A Stock, 34,500,000 of which are issued and outstanding, and all of the outstanding shares of Parent Class A Stock have been duly authorized, are fully paid and nonassessable and were issued in compliance with all applicable Law; and (iii) 40,000,000 shares of Parent Class F Stock, 8,625,000 of which are issued and outstanding, and all of the outstanding shares of Parent Class F Stock have been duly authorized, are fully paid and nonassessable and were issued in compliance with all applicable Law. As of the date hereof and as of immediately prior to the Backstop Closing, 7,279,166 Parent Warrants are issued and outstanding. No Parent Warrants are or will be exercisable at or prior to the Backstop Closing. All outstanding Parent Warrants have been duly authorized and validly issued. As of the date hereof and as of immediately prior to the Backstop Closing, except as set forth above in this Section 4(b) and pursuant to (i) this Backstop Agreement, (ii) the Merger Agreement and (iii) the Subscription Agreements, there are no outstanding options, warrants or other rights to subscribe for, purchase or acquire from the Company any Class A Preferred Stock, Parent Class A Stock, Parent Class F Stock, Parent Preferred Stock or other equity interests in the Company (collectively, “Equity Interests”) or securities convertible into or exchangeable or exercisable for Equity Interests. As of the date hereof and as of immediately prior to the Backstop Closing, the Company has no subsidiaries other than Frontier Merger Sub II, LLC and Frontier Merger Sub, Inc., and does not own, directly or indirectly, interests or investments (whether equity or debt) in any person, whether incorporated or unincorporated.

(c)    Authorization. All corporate action required to be taken by the Company’s Board of Directors and stockholders in order to authorize the Company (i) to enter into this Agreement has been taken, and (ii) to issue the Backstop Shares at the Backstop Closing has been taken or will be taken prior to the Backstop Closing, as applicable. All action on the part of the stockholders, directors and officers of the Company necessary for (x) the execution and delivery of this Agreement has been taken, and (y) the performance of all obligations of the Company under this Agreement to be performed as of the Backstop

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Closing and the issuance and delivery of the Backstop Shares and the securities issuable upon conversion or exercise (in each case, if applicable) of the Backstop Shares has been taken or will be taken prior to the Backstop Closing, as applicable. This Agreement, when executed and delivered by the Company, shall constitute the valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms except (1) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, or other laws of general application relating to or affecting the enforcement of creditors’ rights generally, (2) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, or (3) to the extent the indemnification provisions contained in the Registration Rights Agreement may be limited by applicable federal or state securities laws.

(d)    Valid Issuance of Backstop Shares. The Backstop Shares, when issued, sold and delivered in accordance with the terms and for the consideration set forth in this Agreement and registered in the register of members of the Company, will be validly issued, fully paid and nonassessable and free of all preemptive or similar rights and will not have been issued in violation of or subject to any preemptive or similar rights created under the Company’s amended and restated certificate of incorporation or under the Delaware General Corporation Law. Assuming the accuracy of the representations of the Purchaser in this Agreement, no registration under the Securities Act is required for the offer and sale of the Backstop Shares by the Company to the Purchaser hereunder.

(e)    Investment Company Act. The Company is not, and immediately after receipt of payment for (and issuance of) the Backstop Shares, will not be, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

(f)    Governmental Consents and Filings.

(i)    Assuming the accuracy of the representations and warranties made by the Purchaser in this Agreement, no consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority is required on the part of the Company in connection with the consummation of the transactions contemplated by this Agreement, except for any filings required pursuant to Regulation D of the Securities Act, applicable state securities laws, and pursuant to the Registration Rights Agreement.

(ii)    The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing on or registration with, any court or other federal, state, local or other governmental authority, self-regulatory organization or other person in connection with the execution and delivery by the Company of this Backstop Agreement and the performance by the Company of its obligations hereunder (including the issuance of the Backstop Shares and Underlying Securities), other than (i) filings with the SEC (ii) filings required by applicable state securities laws, (iii) filings required by the Nasdaq Capital Market (“Nasdaq”) or such other applicable stock exchange on which the Company’s common stock is then listed and (iv) failure of which to obtain would not be reasonably likely to have, individually or in the aggregate, a material adverse effect on the Company or its ability to consummate the transactions contemplated by this Agreement.

(iii)    As of their respective dates, all reports (“SEC Reports”) filed by the Company with the SEC complied in all material respects with the requirements of the Securities Act and the Securities and Exchange Act of 1934 (the “Exchange Act”), and the rules and regulations of the SEC promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be

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stated therein necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The financial statements included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the SEC with respect thereto as in effect at the time of filing and fairly present in all material respects the financial position of the entities subject thereto as of and for the dates thereof and the results of operations and cash flows of such entities for the periods then ended, subject, in the case of unaudited statements, to normal, year-end audit adjustments. The Company has timely filed each report, statement, schedule, prospectus, and registration statement, as applicable, that the Company was required to file with the SEC since its initial registration of the Parent Class A Stock under the Exchange Act. There are no material outstanding or unresolved comments in comment letters from the SEC with respect to any of the SEC Reports.

(g)    Compliance with Other Instruments. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated by this Agreement by the Company will not result in any violation or default (i) of any provisions of the Certificate of Incorporation or its other governing documents (in each case, as amended), (ii) of any instrument, judgment, order, writ or decree to which the Company is a party or by which the Company is bound, (iii) under any note, indenture or mortgage to which the Company is a party or by which the Company is bound, (iv) under any lease, agreement, contract or purchase order to which the Company is a party or by which the Company is bound or (v) of any provision of federal or state statute, rule or regulation applicable to the Company, in each case (other than clause (i)) which would have a material adverse effect on the Company or its ability to consummate the transactions contemplated by this Agreement or materially affect the validity of the Backstop Shares or the legal authority of the Company to comply in all material respects with this Backstop Agreement.

(h)    Limited Operations and Operating History. As of the date hereof, the Company has not conducted any operations other than organizational activities and activities in connection with its IPO, its search for, and negotiation of, a potential business combination and financing in connection therewith.

(i)    Absence of Litigation. As of the date hereof, there is no Action before or by any Governmental Authority pending or, to the knowledge of the Company, threatened against or affecting the Company or any of the Company’s officers or directors, whether of a civil or criminal nature or otherwise, in their capacities as such, that, individually or in the aggregate, would reasonably be expected to have a material adverse effect on the ability of the Company to consummate the Transactions or the transactions contemplated by this Agreement.

(j)    No General Solicitation. Neither the Company, nor any of its officers, directors, employees, agents or stockholders or partners has either directly or indirectly, including through a broker or finder, engaged in any general solicitation or published any advertisement in connection with the sale of the Backstop Shares. The Backstop Shares are not being offered in a manner involving a public offering under, or in a distribution in violation of, the Securities Act, or any state securities laws.

(k)    Anti-Dilution. Other than as set forth in the Merger Agreement, there are no securities or instruments issued by or to which the Company is a party containing anti-dilution or similar provisions that will be triggered by the issuance of (i) the Backstop Shares or (ii) the Underlying Securities that have not been or will not be validly waived on or prior to the closing of the Transactions; provided, that any such holders will waive any such anti-dilution or similar provisions in connection with the Transactions or the transactions contemplated by this Agreement.

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(l)    Compliance with Laws. The Company is in compliance with all applicable laws, except where such non-compliance would not reasonably be expected to have a material adverse effect on the Company or its ability to consummate the transactions contemplated by this Agreement. The Company has not received any written communication from a Governmental Authority that alleges that the Company is not in compliance with or is in default or violation of any applicable law, except where such non-compliance, default or violation would not be reasonably likely to have, individually or in the aggregate, a material adverse effect on the Company or its ability to consummate the transactions contemplated by this Agreement.

(m)    No Brokers. Except for the Structuring Fee to be paid pursuant to Section 2(d), the Company has not paid, and is not obligated to pay, any brokerage, finder’s or other commission or similar fee in connection with its issuance and sale of the Backstop Shares, including, for the avoidance of doubt, any fee or commission payable to any stockholder or Affiliate of the Company.

(n)    No SEC Approval. The Securities have not been approved or disapproved by the SEC or any state securities commission, nor has the SEC or any state securities commission passed upon the accuracy or adequacy of any representations by the Company.

(o)    Merger Agreement Amendment. The Company has provided the Purchaser with a true, correct, complete and fully-executed copy of that certain Amendment No. 2 to the Merger Agreement, dated as of the date hereof, by and among the Parties.

(p)    No Other Representations and Warranties; Non-Reliance. Except for the specific representations and warranties of the Purchaser contained in Section 3 and in any certificate or agreement delivered pursuant hereto, the Company acknowledges that neither the Purchaser nor any of its representatives has made or makes any other express or implied representation or warranty with respect to the Purchaser or the sale and purchase of the Backstop Shares, and the Purchaser disclaims any such representation or warranty. Except for the specific representations and warranties expressly made by the Purchaser in Section 3 and in any certificate or agreement delivered pursuant hereto, the Company specifically disclaims that it is relying upon any other representations or warranties that may have been made by the Purchaser or any of its representatives.

5.    Trust Account. Notwithstanding anything to the contrary set forth herein, the Purchaser acknowledges that the Company has established a trust account containing the proceeds of its IPO and from certain private placements (collectively, with interest accrued from time to time thereon, the “Trust Account”). The Purchaser agrees that (a) it has no right, title, interest or claim of any kind in or to any monies held in the Trust Account, and (b) it shall have no right of set-off or any right, title, interest or claim of any kind (“Claim”) to, or to any monies in, the Trust Account, in each case in connection with this Agreement, and hereby irrevocably and unconditionally waives any Claim to, or to any monies in, the Trust Account that it may have in connection with this Agreement; provided, however, that nothing in this Section 5 shall be deemed to limit Purchaser’s right, title, interest or claim to the Trust Account by virtue of such Purchaser’s record or beneficial ownership of securities of the Company, including, but not limited to, any redemption right with respect to any such securities of the Company. In the event the Purchaser has any Claim against the Company under this Agreement, the Purchaser shall pursue such Claim solely against the Company and its assets outside the Trust Account and not against the property or any monies in the Trust Account. The Purchaser agrees and acknowledges that such waiver is material to this Agreement and has been specifically relied upon by the Company to induce the Company to enter into this Agreement and the Purchaser further intends and understands such waiver to be valid, binding and enforceable under applicable Law. In the event the Purchaser, in connection with this Agreement, commences any action or proceeding which seeks, in whole or in part, relief against the funds held in the Trust Account or distributions therefrom or against any of the Company’s stockholders, whether in the form of monetary damages or injunctive relief, the Purchaser shall be obligated to pay to the Company all of its legal fees and costs in connection with any such action in the event that the Company prevails in such action or proceeding.

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6.    Backstop Closing Conditions.

(a)    The obligation of the Purchaser to purchase the Backstop Shares at the Backstop Closing under this Agreement shall be subject to the fulfillment, at or prior to the Backstop Closing of each of the following conditions, any of which, to the extent permitted by applicable Law, may be waived by the Purchaser:

(i)    The representations and warranties of the Company set forth in Section 4 of this Agreement shall be true and correct in all material respects (other than representations and warranties that are qualified as to materiality or material adverse effect, which representations and warranties shall be true and correct in all respects) as of the date hereof and shall be true and correct in all material respects as of the Backstop Closing (unless they specifically speak as of another date in which case they shall be true and correct in all material respects as of such date) (in each case, other than representations and warranties that are qualified as to materiality or material adverse effect, which representations and warranties shall be true and correct in all respects).

(ii)    The Company shall have performed, satisfied and complied in all material respects with the agreements required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Backstop Closing.

(iii)    All conditions precedent to Closing set forth in the Merger Agreement shall have been satisfied or waived (other than those conditions which, by their nature, are to be satisfied upon Closing) and the Closing shall occur substantially concurrently with the Backstop Closing.

(iv)    No suspension of the qualification of the Underlying Securities for offering or sale or trading in any jurisdiction, or initiation or threatening in writing of any proceedings for any of such purposes, shall have occurred.

(v)    There shall have been no modifications, amendments or waivers to (or consents in respect of) the Merger Agreement that would reasonably be expected to be materially adverse to the economic benefits that the Purchaser would reasonably expect to receive under the Backstop Agreement, unless the Purchaser has consented in writing to such modification, amendment or waiver.

(vi)    The Certificate of Designations shall have been filed with the Secretary of State of the State of Delaware and shall be effective and in full force and effect and no shares of Class A Preferred Stock shall have been issued by the Company and the Company shall have not entered into a binding agreement to issue any Class A Preferred Shares other than this Agreement.

(vii)    The Investor Rights’ Agreement shall have been executed and delivered by each of the Purchaser and the Company at the Backstop Closing in the form attached hereto as Exhibit B and the Registration Rights Agreement shall have been executed and delivered by each of the Purchaser, the Company and the other parties thereto at the Backstop Closing.

(viii)    No provision of applicable Law, and no judgment, injunction, order or decree of any applicable Governmental Authority, shall prohibit the consummation of the transactions contemplated by this Agreement.

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(b)    The obligation of the Company to sell the Backstop Shares at the Backstop Closing under this Agreement shall be subject to the fulfillment, at or prior to the Backstop Closing of each of the following conditions, any of which, to the extent permitted by applicable Law, may be waived by the Company:

(i)    The representations and warranties of the Purchaser set forth in Section 3 of this Agreement shall have been true and correct in all material respects (other than representations and warranties that are qualified as to materiality or material adverse effect, which representations and warranties shall be true and correct in all respects) as of the date hereof and shall be true and correct in all material respects or in all respects, as applicable, as of the Backstop Closing, with the same effect as though such representations and warranties had been made on and as of such date (other than any such representation or warranty that is made by its terms as of a specified date, which shall be true and correct in all material respects or in all respects, as applicable, as of such specified date).

(ii)    The Closing shall occur substantially concurrently with the Backstop Closing.

(iii)    The Purchaser shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Purchaser at or prior to the Backstop Closing.

(iv)    No provision of applicable Law, and no judgment, injunction, order or decree of any applicable Governmental Authority, shall prohibit the consummation of the transactions contemplated by this Agreement.

7.    Termination. This Agreement (a) may be terminated at any time prior to the Backstop Closing by written consent of each of the Company, Footprint and the Purchaser, (b) shall terminate automatically upon the termination of the Merger Agreement in accordance with its terms, the prompt written notice of which the Company shall deliver to the Purchaser, and (c) shall terminate if any of the conditions to the Backstop Closing set forth in Section 6 are not satisfied or waived on or prior to the Closing; provided, that nothing herein will relieve any party from liability for any willful breach hereof (including for the avoidance of doubt Purchaser’s willful breach of Section 6(b)(i) with respect to its representations and warranties as of the Backstop Closing) prior to the time of termination, and each party will be entitled to any remedies at law or in equity to recover losses, liabilities or damages arising from such breach. In the event of any termination of this Agreement pursuant to this Section 7, the aggregate Purchase Price, if previously paid, and all the Purchaser’s funds paid in connection herewith shall be promptly returned to the Purchaser in accordance with written instructions provided by the Purchaser to the Company, and thereafter this Agreement shall forthwith become null and void and have no effect, without any liability on the part of the Purchaser or the Company and their respective directors, officers, employees, partners, managers, members, or stockholders and all rights and obligations of each party shall cease; provided, however, that nothing contained in this Section 7 shall relieve either party from liabilities or damages arising out of any fraud in the making of the representations and warranties set forth in this Agreement or willful breach by such party of any of its representations, warranties, covenants or agreements contained in this Agreement. Section 5, this Section 7 and Section 8 shall survive termination of this Agreement.

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8.    General Provisions.

(a)    Notices. Any notice or communication required or permitted hereunder shall be in writing and either delivered personally, emailed or sent by overnight mail via a reputable overnight carrier, or sent by certified or registered mail, postage prepaid, and shall be deemed to be given and received (i) when so delivered personally, (ii) when sent, with no mail undeliverable or other rejection notice, if sent by email, or (iii) three (3) Business Days after the date of mailing to the address below or to such other address or addresses as such person may hereafter designate by notice given hereunder:

If to the Purchaser, to:

222 Investments LLC

c/o Cleveland Avenue

222 N. Canal, 3rd Floor

Chicago, IL 60606

Attn:     [***]

E-mail: [***]

with a copy (which shall not constitute notice) to:

Riley Safer Holmes & Cancila

70 W. Madison, Suite 2900

Chicago, IL 60602

Attn:       [***]

Email:     [***]

(i)    If to the Company before the Closing, to:

Gores Holdings VIII, Inc.

6260 Lookout Road

Boulder, CO 80301

Attn:         [***]

E-mail:     [***]

with a copy (which shall not constitute notice) to:

Weil, Gotshal & Manges LLP

201 Redwood Shores Parkway

Redwood Shores, CA 94065

Attn:         [***]

         [***]

E-mail:     [***]

         [***]

(ii)    If to Footprint or to the Company after the Closing, to:

250 E. Germann Rd

Gilbert, AZ 85291

Attn: [***]

E-mail: [***]

with a copy (which shall not constitute notice) to:

Footprint International Holdco, Inc.

[***]

13

250 E. Germann Rd

Gilbert, AZ 85291

Attn:     [***]

E-mail: [***]

and

Kirkland & Ellis LLP

3330 Hillview Avenue

Palo Alto, CA 94304

Attn:      [***]

              [***]

       [***]

E-mail:  [***]

      [***]

       [***]

(b)    Entire Agreement. This Agreement constitutes the entire agreement, and supersedes all other prior agreements, understandings, representations and warranties, both written and oral, among the parties, with respect to the subject matter hereof, including any commitment letter entered into relating to the subject matter hereof.

(c)    No Third Party Beneficiaries; Exception. This Agreement shall be binding on, and inure solely to the benefit of, the parties hereto and their respective successors and assigns, and nothing set forth in this Agreement shall be construed to confer upon or give any Person, other than the parties hereto and their respective successors and permitted assigns, any benefits, rights or remedies under or by reason of, or any rights to enforce or cause the Company to enforce, this Agreement.

(d)    Successors. All of the terms, agreements, covenants, representations, warranties, and conditions of this Agreement are binding upon, and inure to the benefit of and are enforceable by, the parties hereto and their respective successors. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

(e)    Assignments. Except as otherwise specifically provided herein, no party hereto may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written consent of the other parties hereto. Notwithstanding the foregoing, the Purchaser may assign and delegate all or a portion of its rights and obligations to purchase the Backstop Shares to one or more other persons upon the consent of the Company and Footprint (which consent shall not be unreasonably conditioned, withheld or delayed); provided, however, that no consent of the Company or Footprint shall be required if such assignment or delegation is to an Affiliate, employee, partner or client of Purchaser or its Affiliates; provided, further, that no such assignment or delegation shall relieve the Purchaser of its obligations hereunder (including its obligation to purchase the Backstop Shares) and the Company shall be entitled to pursue all rights and remedies against the Purchaser in respect of its obligations subject to the terms and conditions hereof. Any purported assignment or assumption of this Agreement or any right or obligation hereunder in contravention of this Section 8(e) shall be void ab initio.

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(f)    Counterparts. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other parties, it being understood that the parties need not sign the same counterpart.

(g)    Headings and Captions. The headings and captions of the various subdivisions of this Agreement are for convenience of reference only and shall in no way modify or affect the meaning or construction of any of the terms or provisions hereof.

(h)    Governing Law. This Agreement, and any claim or cause of action hereunder based upon, arising out of or related to this Agreement (whether based on law, in equity, in contract, in tort or any other theory) or the negotiation, execution, performance or enforcement of this Agreement, shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the principles of conflicts of law thereof.

(i)    Consent to Jurisdiction; Waiver of Jury Trial. Each of the parties irrevocably consents to the exclusive jurisdiction and venue of the Court of Chancery of the State of Delaware, provided that if subject matter jurisdiction over the matter that is the subject of the legal proceeding is vested exclusively in the U.S. federal courts, such legal proceeding shall be heard in the U.S. District Court for the District of Delaware (together with the Court of Chancery of the State of Delaware, “Chosen Courts”), in connection with any matter based upon or arising out of this Agreement. Each party hereby waives, and shall not assert as a defense in any legal dispute, that (i) such person is not personally subject to the jurisdiction of the Chosen Courts for any reason, (ii) such legal proceeding may not be brought or is not maintainable in the Chosen Courts, (iii) such person’s property is exempt or immune from execution, (iv) such legal proceeding is brought in an inconvenient forum or (v) the venue of such legal proceeding is improper. Each party hereby consents to service of process in any such proceeding in any manner permitted by Delaware law, further consents to service of process by nationally recognized overnight courier service guaranteeing overnight delivery, or by registered or certified mail, return receipt requested, at its address specified pursuant to Section 8(a) and waives and covenants not to assert or plead any objection which they might otherwise have to such manner of service of process. Notwithstanding the foregoing in this Section 8(i), a party may commence any action, claim, cause of action or suit in a court other than the Chosen Courts solely for the purpose of enforcing an order or judgment issued by the Chosen Courts. TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW WHICH CANNOT BE WAIVED, EACH OF THE PARTIES WAIVES ANY RIGHT TO TRIAL BY JURY ON ANY CLAIMS OR COUNTERCLAIMS ASSERTED IN ANY LEGAL DISPUTE RELATING TO THIS AGREEMENT WHETHER NOW EXISTING OR HEREAFTER ARISING. IF THE SUBJECT MATTER OF ANY SUCH LEGAL DISPUTE IS ONE IN WHICH THE WAIVER OF JURY TRIAL IS PROHIBITED, NO PARTY SHALL ASSERT IN SUCH LEGAL DISPUTE A NONCOMPULSORY COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT. FURTHERMORE, NO PARTY SHALL SEEK TO CONSOLIDATE ANY SUCH LEGAL DISPUTE WITH A SEPARATE ACTION OR OTHER LEGAL PROCEEDING IN WHICH A JURY TRIAL CANNOT BE WAIVED.

(j)    Modifications and Amendments. This Agreement may not be amended, modified, supplemented or waived except by an instrument in writing, signed by each party hereto.

(k)    Waiver of Damages. Notwithstanding anything to the contrary contained herein, in no event shall any party be liable for punitive damages in connection with this Agreement.

(l)    Severability. If any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby and shall continue in full force and effect.

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(m)    Expenses. Footprint or, if the Backstop Closing occurs, the Company will pay up to $100,000 of Purchaser’s legal fees associated with the transactions contemplated hereby, above which amount the parties will each be responsible for their costs and expenses incurred in connection with the preparation, execution and performance of this Agreement and the consummation of the transactions contemplated by this Agreement, including all fees and expenses of agents, representatives, financial advisors, legal counsel and accountants. In the event the Backstop Closing occurs, the parties may agree that such payment may be satisfied by offset against the amount Purchaser is required to fund pursuant to Section 2(a)(iii).

(n)    Construction. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. If an ambiguity or question of intent or interpretation arises, this Agreement will be construed as if drafted jointly by the parties hereto and no presumption or burden of proof will arise favoring or disfavoring any party hereto because of the authorship of any provision of this Agreement. Any reference to any federal, state, local, or foreign law will be deemed also to refer to law as amended and all rules and regulations promulgated thereunder, unless the context requires otherwise. The words “include,” “includes,” and “including” will be deemed to be followed by “without limitation.” Pronouns in masculine, feminine, and neuter genders will be construed to include any other gender, and words in the singular form will be construed to include the plural and vice versa, unless the context otherwise requires. The words “this Agreement,” “herein,” “hereof,” “hereby,” “hereunder,” and words of similar import refer to this Agreement as a whole and not to any particular subdivision unless expressly so limited. The parties hereto intend that each representation, warranty, and covenant contained herein will have independent significance. If any party hereto has breached any representation, warranty, or covenant contained herein in any respect, the fact that there exists another representation, warranty or covenant relating to the same subject matter (regardless of the relative levels of specificity) which such party hereto has not breached will not detract from or mitigate the fact that such party hereto is in breach of the first representation, warranty, or covenant.

(o)    Waiver. No waiver by any party hereto of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, may be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising because of any prior or subsequent occurrence.

(p)    Confidentiality. The parties agree that this Agreement and its terms are “Confidential Information” and subject to the terms of the Mutual Confidential Disclosure Agreement between Footprint and Amistad Financial Group, LLC, dated August 19, 2022.

(q)    Specific Performance; Enforcement. Each party agrees that irreparable damage for which monetary damages, even if available, would not be an adequate remedy, would occur to each other party in the event that such party does not perform its obligations under any provision of this Agreement in accordance with its specified terms or otherwise breaches any such provision. Each party acknowledges and agrees that (i) each other party shall be entitled to an injunction, specific performance, or other equitable relief, to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof, without proof of damages, this being in addition to any other remedy to which such party is entitled at Law, in equity, in contract, in tort or otherwise and (ii) the right of specific enforcement is an integral part of the transactions contemplated by this Agreement and without that right, the parties would not have entered into this Agreement. Each Party agrees that it will not oppose the granting of specific performance and other equitable relief on the basis that another party has an adequate remedy at Law or that an award of specific performance is not an appropriate remedy for any reason at Law or equity. The parties acknowledge and agree that, in seeking an injunction to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in accordance with this Section 8(q), another party shall not be required to provide any bond or other security in connection with any such injunction. This Agreement may

16

be enforced only by the Company, Footprint and the Purchaser, and (other than Footprint) none of the Company’s direct or indirect creditors nor any other person that is not a party to this Agreement shall have any right to enforce this Agreement or to cause the Company to enforce this Agreement.

(r)    Further Assurances. Each party will, at the request of the other party, promptly take all actions, and execute and deliver all other agreements and documents, which may be reasonably required to give effect to the terms of and the transactions contemplated by this Agreement.

[Signature Page Follows]

17

IN WITNESS WHEREOF, the undersigned have executed this Agreement to be effective as of the date first set forth above.

GORES HOLDINGS VIII, INC.

By:	/s/ Mark Stone
Name:	Mark Stone
Title:	Chief Executive Officer

FOOTPRINT INTERNATIONAL HOLDCO, INC.

By:	/s/ Stephen T. Burdumy
Name:	Stephen T. Burdumy
Title:	Corporate Secretary

222 INVESTMENTS, LLC

By:	/s/ Joseph McCoy
Name:	Joseph McCoy
Title:	Authorized Signatory

[Signature Page to Backstop Agreement]

Exhibit A

Certificate of Designations

Execution Version

CERTIFICATE OF DESIGNATIONS, PREFERENCES AND RIGHTS

OF

CLASS A PREFERRED STOCK

PAR VALUE $0.0001

OF

FOOTPRINT INTERNATIONAL, INC.

On September     , 2022, the Board of Directors of Footprint International, Inc., a Delaware corporation (the “Company”), adopted the following resolution designating and creating, out of the authorized and unissued shares of preferred stock of the Company, 35,000,000 authorized shares of a class of convertible preferred stock of the Company titled the “Class A Preferred Stock”:

RESOLVED that, pursuant to the authority vested in the Board of Directors in accordance with the Certificate of Incorporation, the Bylaws and applicable law, the Board of Directors hereby authorizes a class of convertible preferred stock of the Company titled the “Class A Preferred Stock,” and having a par value of $0.0001 per share and an initial number of authorized shares equal to 35,000,000, which is hereby designated and created out of the authorized and unissued shares of preferred stock of the Company, which series has the rights, designations, preferences, voting powers and other provisions set forth below.

SECTION 1.    Classification and Number of Shares. The shares of such class of convertible Preferred Stock shall be classified as “Class A Preferred Stock” (the “Class A Preferred Stock”). The number of authorized shares constituting the Class A Preferred Stock shall be 35,000,000. That number may be increased or decreased from time to time (but not below the number of shares of Class A Preferred Stock then outstanding) by (a) further resolution duly adopted by the Board, (b) any vote of the holders of Capital Stock of the Company required by the Certificate of Incorporation or the Bylaws and (c) the filing of a certificate of increase or decrease with the Secretary of State of the State of Delaware.

SECTION 2.    Ranking. The Class A Preferred Stock will rank, with respect to dividend rights and rights on the distribution of assets on any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company:

(a)    on a parity basis with each other class or series of Capital Stock of the Company now existing or hereafter authorized, classified or reclassified, in each case, in accordance with the Certificate of Designations, the terms of which expressly provide that such class or series ranks on a parity basis with the Class A Preferred Stock as to dividend rights and rights on the distribution of assets on any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company (such Capital Stock, “Parity Stock”);

(b)    junior to each other class or series of Capital Stock of the Company now existing or hereafter authorized, classified or reclassified, in each case, in accordance with the Certificate of Designations, the terms of which expressly provide that such class or series ranks senior to the Class A Preferred Stock as to dividend rights and rights on the distribution of assets on any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company (such Capital Stock, “Senior Stock”); and

(c)    senior to the Common Stock and each other class or series of Capital Stock of the Company now existing or hereafter authorized, classified or reclassified, other than Parity Stock and Senior Stock (such Capital Stock, “Junior Stock”).

SECTION 3.    Definitions. As used herein with respect to Class A Preferred Stock:

“Accrued Dividends” means, as of any date, with respect to any share of Class A Preferred Stock, all dividends that have accrued on such share pursuant to Section 4(b), whether or not declared, but that have not, as of such date, been paid.

“Affiliate” means, as to any Person, any other Person that, directly or indirectly, controls, or is controlled by, or is under common control with, such Person; provided, however, (a) that the Company and its Subsidiaries shall be deemed not to be Affiliates of the Investor or any of its Affiliates and (b) portfolio companies in which any Person or any of its Affiliates has an investment shall not be deemed an Affiliate of such Person. For this purpose, “control” (including, with its correlative meanings, “controlled by” and “under common control with”) shall mean the possession, directly or indirectly, of the power to direct or cause the direction of management or policies of a Person, whether through the ownership of securities or partnership or other ownership interests, by contract or otherwise.

“Attribution Parties” means, with respect to a Holder, collectively, the following Persons: (a) any investment vehicle, including, any funds, feeder funds or managed accounts, currently, or from time to time after the date hereof, directly or indirectly managed or advised by such Holder’s investment manager or any of its Affiliates or principals, (b) such Holder’s investment manager, (c) any direct or indirect Affiliates of such Holder or any of the foregoing, (d) any Person acting or who could be deemed to be acting as a group (as that term is used in Section 13(d) of the Exchange Act and as defined in Rule 13d-5 thereunder) together with such Holder or any of the foregoing and (e) any other Persons whose beneficial ownership of the shares of Common Stock would or could be aggregated with such Holder’s and the other Attribution Parties of such Holder for purposes of Section 13(d) of the Exchange Act.

“Base Amount” means, with respect to any share of Class A Preferred Stock, as of any date of determination, the sum of (a) the Liquidation Preference and (b) the Base Amount Accrued Dividends with respect to such share as of such date.

“Base Amount Accrued Dividends” means, with respect to any share of Class A Preferred Stock, as of any date of determination, (a) if a Preferred Dividend Payment Date has occurred since the issuance of such share, the Accrued Dividends with respect to such share as of the Preferred Dividend Payment Date immediately preceding such date of determination (taking into account the payment of Preferred Dividends, if any, on or with respect to such Preferred Dividend Payment Date) or (b) if no Preferred Dividend Payment Date has occurred since the issuance of such share, zero.

Any Person shall be deemed to “beneficially own,” to have “beneficial ownership” of, or to be “beneficially owning” any securities (which securities shall also be deemed “beneficially owned” by such Person) that such Person together with such Person’s Affiliates is deemed to “beneficially own” within the meaning of Rules 13d-3 and 13d-5 under the Exchange Act; provided, however, that any Person shall be deemed to beneficially own any securities that such Person has the right to acquire, whether such right is exercisable within sixty (60) days or thereafter (including assuming conversion of all Class A Preferred Stock, if any, owned by such Person into Common Stock).

“Board” means the Board of Directors of the Company or any committee thereof duly authorized to act on behalf of such Board of Directors for the purposes in question.

“Business Day” means any weekday that is not a day on which banking institutions in New York, New York, or Gilbert, Arizona are authorized or required by law, regulation or executive order to be closed.

“Bylaws” means the Amended and Restated Bylaws of the Company, as may be amended from time to time.

“Capital Stock” means, with respect to any Person, any and all shares of, interests in, rights to purchase, warrants to purchase, options for, participations in or other equivalents of or interests in (however designated) stock issued by such Person.

“Cash Dividend” has the meaning set forth in Section 4(c).

“Certificate of Designations” means this Certificate of Designations, Preferences and Rights, as may be amended from time to time.

“Certificate of Incorporation” means the Amended and Restated Certificate of Incorporation of the Company, as may be amended from time to time.

“Change of Control” means the occurrence, directly or indirectly, of one of the following, whether in a single transaction or a series of transactions:

(a) any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act), is or becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of a majority of the total voting power of the Voting Stock of the Company, other than as a result of any such transaction in which (i) the holders of securities that represented 100% of the Voting Stock of the Company immediately prior to such transaction are substantially the same as the holders of securities that represent a majority of the total voting power of all classes of Voting Stock of the surviving Person or any parent entity that wholly owns such surviving Person immediately after such transaction and (ii) the holders of securities that represented 100% of the Voting Stock of the Company immediately prior to such transaction own, directly or indirectly, Voting Stock of the surviving Person or any parent entity that wholly owns such surviving Person in substantially the same proportion to each other as immediately prior to such transaction; or

(b) the merger or consolidation of the Company with or into another Person or the merger of another Person with or into the Company, or the sale, lease or transfer of all or substantially all of the assets of the Company (determined on a consolidated basis) to another Person, or any recapitalization, reclassification or other transaction in which all or substantially all of the Common Stock is exchanged for or converted into cash, securities or other property, other than (i) a transaction following which holders of securities that represented 100% of the Voting Stock of the Company immediately prior to such transaction own, directly or indirectly (in substantially the same proportion to each other as immediately prior to such transaction, other than changes in proportionality as a result of any cash/stock election provided under the terms of the definitive agreement regarding such transaction), at least a majority of the voting power of the Voting Stock of the surviving Person in such merger or consolidation transaction immediately after such transaction or (ii) a sale, lease or transfer to a Subsidiary or a Person that becomes a Subsidiary of the Company.

“Class A Common Stock” has the meaning set forth in the Certificate of Incorporation.

“Class F Common Stock” has the meaning set forth in the Certificate of Incorporation.

“Class A Preferred Stock” has the meaning set forth in Section 1.

“close of business” means 5:00 p.m. (New York City time).

“Closing Price” of the Class A Common Stock on any date of determination means the closing sale price or, if no closing sale price is reported, the last reported sale price of the shares of the Class A Common Stock on the NASDAQ on such date. If the Class A Common Stock is not traded on the NASDAQ on any date of determination, the Closing Price of the Class A Common Stock on such date of determination means the closing sale price as reported in the composite transactions for the principal United States securities exchange or automated quotation system on which the Class A Common Stock is so listed or quoted, or, if no closing sale price is reported, the last reported sale price on the principal United States securities exchange or automated quotation system on which the Class A Common Stock is so listed or quoted, or if the Class A Common Stock is not so listed or quoted on a United States securities exchange or automated quotation system, the last quoted bid price for the Class A Common Stock in the over-the-counter market as reported by OTC Markets Group Inc. or any similar organization, or, if that bid price is not available, the market price of the Class A Common Stock on that date as determined by an Independent Financial Advisor retained by the Company for such purpose.

“Common Stock” means the Class A Common Stock and Class F Common Stock.

“Company” has the meaning set forth in the recitals above.

“Constituent Person” has the meaning set forth in Section 10(a)(iii).

“Conversion Date” has the meaning set forth in Section 7(a)(iv).

“Conversion Notice” has the meaning set forth in Section 7(a)(i).

“Conversion Price” means, for each share of Class A Preferred Stock, the quotient of (a) $12.00 divided by (b) the Conversion Rate; provided that the numerator shall be reset automatically and without further action by any Person on the second anniversary of the Original Issuance Date (the “Reset Date”) to the lower of (i) $12.00 and (ii) the higher of (A) 120% of the Current Market Price as of the Reset Date, and (B) $4.00; provided further that if shares of Class A Preferred Stock remain outstanding at the seventh anniversary of the Original Issuance Date, the numerator shall be equal to $1.00 for a period of sixty (60) days commencing on such date automatically and without further action by any Person.

“Conversion Rate” means, for each share of Class A Preferred Stock, one (1) share of Class A Common Stock, subject to adjustment as set forth herein.

“Current Market Price” per share of Common Stock, as of any date of determination, means the arithmetic average of the VWAP per share of Class A Common Stock for each of the sixty (60) consecutive full Trading Days ending on, and including, the Trading Day immediately preceding such day, appropriately adjusted to take into account the occurrence during such period of any event described in Section 9.

“Distributed Property” has the meaning set forth in Section 9(a)(iii).

“Distribution Transaction” means any dividend or other distribution of equity securities of a Subsidiary of the Company to holders of Class A Common Stock in which such Person ceases to be a Subsidiary of the Company by reason of such dividend or distribution of equity securities, whether by means of a spin-off, split-off, redemption, reclassification, exchange, stock dividend, share distribution, rights offering or similar transaction.

“Dividend Rate” means, (a) starting from the Original Issuance Date and until and including the Reset Date, 10% per annum, and (b) following the Reset Date, 14% per annum (provided, however, with respect to clause (b) only, if the Preferred Dividends are paid in cash on the Preferred Dividend Payment Date on which such Preferred Dividends would otherwise compound, the Dividend Rate for any day during the Preferred Dividend Payment Period to and including the Preferred Dividend Payment Date on which such Preferred Dividends are paid shall be equal to 12% per annum).

“Dividend Record Date” has the meaning set forth in Section 4(d).

“Ex-Dividend Date” means, with respect to an issuance, dividend or distribution on the Common Stock, the first date on which shares of Common Stock trade on the applicable exchange or in the applicable market, regular way, without the right to receive such issuance, dividend or distribution (including pursuant to due bills or similar arrangements required by the relevant stock exchange). For the avoidance of doubt, any alternative trading convention on the applicable exchange or market in respect of the Common Stock under a separate ticker symbol or CUSIP number will not be considered “regular way” for this purpose.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Exchange Property” has the meaning set forth in Section 10(a).

“Fair Market Value” means, with respect to any security or other property, the fair market value of such security or other property as reasonably determined by a majority of the Board acting in good faith.

“Holder” means a Person in whose name any Class A Preferred Stock is registered in the Register.

“Implied Quarterly Dividend Amount” means, with respect to any share of Class A Preferred Stock, as of any date, the product of (a) the Base Amount of such share on the first day of the applicable Preferred Dividend Payment Period (or in the case of the first Preferred Dividend Payment Period for such share, as of the Issuance Date of such share) multiplied by (b) one-fourth of the Dividend Rate applicable on such date.

“Independent Financial Advisor” means an accounting, appraisal, investment banking firm or consultant of nationally recognized standing; provided, however, that such firm or consultant shall not be an Affiliate of the Company and shall be reasonably acceptable to the Holders of at least a majority of the shares of Class A Preferred Stock outstanding at such time.

“Initial Dividend Payment Date” has the meaning set forth in the definition of “Preferred Dividend Payment Date.”

“Investment Agreement” means that certain Backstop Agreement between the Company, Footprint International Holdco, Inc. and the Investor dated as of September     , 2022, as it may be amended, supplemented or otherwise modified from time to time.

“Investor” means 222 Investments, LLC and its successors and permitted assigns.

“Issuance Date” means, with respect to any share of Class A Preferred Stock, the date of issuance of such share.

“Issuance Limitation” has the meaning set forth in Section 7(f)(i).

“Junior Stock” has the meaning set forth in Section 2(c).

“Liquidation Preference” means, with respect to any share of Class A Preferred Stock, as of any date, $10.00 per share.

“Market Disruption Event” means, with respect to any date, the occurrence or existence, during the one-half hour period ending at the scheduled close of trading on such date on the principal U.S. national or regional securities exchange or other market on which the Common Stock is listed for trading or trades (or for purposes of determining the VWAP per share of Common Stock, any period or periods aggregating one half-hour or longer during the regular trading session on the relevant day), of any material suspension or limitation imposed on trading (by reason of movements in price exceeding limits permitted by the relevant exchange or otherwise) in the Common Stock or in any options contracts or futures contracts relating to the Common Stock.

“Material Intellectual Property” has the meaning set forth in Section 11(b)(iv).

“NASDAQ” means the Nasdaq Capital Market (or its successor).

“Optional Conversion” has the meaning set forth in Section 6(a).

“Original Issuance Date” means the date of closing pursuant to the Investment Agreement.

“Parity Stock” has the meaning set forth in Section 2(a).

“Person” means any individual, corporation, estate, partnership, joint venture, association, joint-stock company, limited liability company, trust, unincorporated organization or any other entity.

“Preferred Dividend” has the meaning set forth in Section 4(b).

“Preferred Dividend Payment Date” means March 31, June 30, September 30 and December 31 of each year (each, a “Quarterly Date”), commencing on the first Quarterly Date immediately following the Original Issuance Date (the “Initial Dividend Payment Date”); provided, however, that if any such Quarterly Date is not a Business Day, then the applicable Preferred Dividend shall be payable on the next Business Day immediately following such Quarterly Date, without any interest.

“Preferred Dividend Payment Period” means (a) in respect of any share of Class A Preferred Stock issued on the Original Issuance Date, the period from and including the Original Issuance Date to but excluding the Initial Dividend Payment Date and, subsequent to the Initial Dividend Payment Date, the period from and including any Preferred Dividend Payment Date to but excluding the next Preferred Dividend Payment Date, and (b) for any share of Class A Preferred Stock issued subsequent to the Original Issuance Date, the period from and including the Issuance Date of such share to but excluding the next Preferred Dividend Payment Date and, subsequently, in each case the period from and including any Preferred Dividend Payment Date to but excluding the next Preferred Dividend Payment Date.

“Preferred Stock” means the preferred stock, $0.0001 par value per share, of the Company.

“Quarterly Date” has the meaning set forth in the definition of “Preferred Dividend Payment Date.”

“Record Date” means, with respect to any dividend, distribution or other transaction or event in which the holders of the Common Stock have the right to receive any cash, securities or other property or in which the Common Stock is exchanged for or converted into any combination of cash, securities or other property, the date fixed for determination of holders of the Common Stock entitled to receive such cash, securities or other property (whether such date is fixed by the Board or by statute, contract or otherwise).

“Redemption Date” means the redemption date selected by the Company for purposes of Section 8.

“Redemption Price” means an amount per share of Class A Preferred Stock equal to (a) 120% of the Liquidation Preference per share of Class A Preferred Stock plus (b) the Accrued Dividends as of the Redemption Date, if any, with respect to such share of Class A Preferred Stock.

“Register” means the securities register maintained in respect of the Class A Preferred Stock by the Company, or, to the extent the Company has engaged a transfer agent, such transfer agent.

“Reorganization Event” has the meaning set forth in Section 10(a)(iii).

“Requisite Stockholder Approval” means the stockholder approval contemplated by Rule 5635 of the NASDAQ listing rules with respect to the issuance of shares of Class A Common Stock upon conversion of the Class A Preferred Stock in excess of the limitations imposed by such rule; provided, however, that the Requisite Stockholder Approval will be deemed to be obtained if, due to any amendment or binding change in the interpretation of the applicable NASDAQ listing rules, such stockholder approval is no longer required for the Company to settle all conversions of the Class A Preferred Stock in shares of Class A Common Stock without regard to Section 7(f).

“Senior Stock” has the meaning set forth in Section 2(b).

A “Subsidiary” of any Person means any corporation, limited liability company, partnership, association, trust or other entity of which securities or other ownership interests representing more than 50% of the ordinary voting power (or, in the case of a partnership, more than 50% of the general partnership interests) are owned by such Person or one or more Subsidiaries of such Person or by such Person and one or more Subsidiaries of such Person.

“Trading Day” means a day on which the NASDAQ is open for the transaction of business and on which there has not occurred a Market Disruption Event.

“Trigger Event” has the meaning set forth in Section 9(a)(v).

“Voting Stock” means (a) with respect to the Company, the Common Stock, and any other Capital Stock of the Company having the right to vote generally in any election of directors of the Board and (b) with respect to any other Person, all Capital Stock of such Person having the right to vote generally in any election of directors of the board of directors of such Person or other similar governing body.

“VWAP” per share of Class A Common Stock on any Trading Day means the per share volume-weighted average price as displayed under the heading Bloomberg VWAP on Bloomberg (or, if Bloomberg ceases to publish such price, any successor service reasonably chosen by the Company) page “CVET <equity> AQR” (or its equivalent successor if such page is not available) in respect of the period from the open of trading on the relevant Trading Day until the close of trading on such Trading Day (or if such volume-weighted average price is unavailable, the market price of one (1) share of Class A Common Stock on such Trading Day determined, using a volume-weighted average method, by an Independent Financial Advisor retained by the Company for such purpose).

SECTION 4.    Dividends.

(a)    Holders shall be entitled to receive dividends of the type and in the amount determined as set forth in this Section 4.

(b)    Preferred Dividends. No cash dividend may be declared or paid on the Junior Stock during a Preferred Dividend Payment Period unless all Accrued Dividends with respect to Class A Preferred Stock have been paid. Dividends on each share of Class A Preferred Stock (the “Preferred Dividends”) (i) shall accrue on a quarterly basis from and including the Issuance Date of such share, whether or not declared and whether or not the Company has funds legally available to make payment thereof, at a rate per annum equal to the Dividend Rate as further specified below and compound quarterly on each Preferred Dividend Payment Date (to the extent not paid on such Preferred Dividend Payment Date) and (ii) shall, subject to the terms of Section 4(c), be payable quarterly in arrears, if, as and when authorized by the Board and declared by the Company, only out of funds legally available therefor, on each Preferred Dividend Payment Date, commencing on the first Preferred Dividend Payment Date following the Issuance Date of such share.

(c)    Payment of Preferred Dividends. Preferred Dividends (including any Accrued Dividends in respect of any prior Preferred Dividend Payment Periods) shall be paid only if, as and when authorized by the Board and declared by the Company (and, if not paid, shall accrue in accordance with Section 4(b)). If the Company, in its sole discretion and to the extent permitted by applicable law, determines to pay all or any portion of any Preferred Dividend, such Preferred Dividend (or portion thereof) shall be paid in cash (any Preferred Dividend or portion of a Preferred Dividend paid in such manner, a “Cash Dividend”); provided, however, that (i) Cash Dividend payments shall be aggregated per Holder and shall be made to the nearest cent (with $.005 being rounded upward) and (ii) the amount of Accrued Dividends with respect to any share of Class A Preferred Stock shall be reduced by the amount of any Cash Dividends paid with respect to such share.

(d)    Record Date. Each Preferred Dividend shall accrue and, to the extent paid in accordance with Section 4(c), be paid, in each case, pro rata to the Holders of shares of Preferred Stock entitled thereto as they appear on the Register at the close of business on the record date designated by the Board for such dividends (each such date, a “Dividend Record Date”) which, with respect to Preferred Dividends (including Accrued Dividends that were not declared and paid on the Preferred Dividend Payment Date immediately following the Preferred Dividend Payment Period in which they accrued), shall be not more than thirty (30) days nor less than ten (10) days preceding the applicable Preferred Dividend Payment Date.

(e)    Conversion Following a Record Date. If the Conversion Date for any shares of Class A Preferred Stock is prior to the close of business on a Dividend Record Date, the Holder of such shares will not be entitled to any dividend in respect of such Dividend Record Date, other than through the inclusion of Accrued Dividends as of the Conversion Date in the calculation under Section 6(a). If the Conversion Date for any shares of Class A Preferred Stock is after the close of business on a Dividend Record Date but prior to the corresponding payment date for such dividend, the Holder of such shares as of such Dividend Record Date shall be entitled to receive such dividend, notwithstanding the conversion of such shares prior to the applicable dividend payment date; provided, however, that the amount of such dividend shall not be included for the purpose of determining the amount of Accrued Dividends under Section 6(a) with respect to such Conversion Date.

SECTION 5.    Liquidation Rights.

(a)    Liquidation. In the event of any liquidation, dissolution or winding up of the affairs of the Company, whether voluntary or involuntary, after payment or provision for payment of the Company’s debts and any other payments required by law, the Holders shall be entitled, out of the remaining net assets of the Company, before any distribution or payment out of the assets of the Company may be made to or set aside for the holders of any Junior Stock and subject to the rights of the holders of any Senior Stock or Parity Stock, to receive in full a liquidating distribution in the amount per share of Class A Preferred Stock equal to the greater of (i) the sum of (A) the Liquidation Preference plus (B) the Accrued Dividends with respect to such share of Class A Preferred Stock as of the date of such voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company and (ii) the amount such Holders would have received had such Holders, immediately prior to such voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company, converted such shares of Class A Preferred Stock into Class A Common Stock pursuant to Section 6 (without regard to Section 7(f)). Holders shall not be entitled to any further payments in the event of any such voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company other than what is expressly provided for in this Section 5 and will have no right or claim to any of the Company’s remaining assets.

(b)    Partial Payment. If in connection with any distribution described in Section 5(a) above, the assets of the Company or proceeds therefrom are not sufficient to pay in full the aggregate liquidating distributions required to be paid pursuant to Section 5(a) above to all Holders and the liquidating distributions payable to all holders of any Parity Stock, the amounts distributed to the Holders and to the holders of all such Parity Stock shall be paid pro rata in accordance with the respective aggregate liquidating distributions to which they would otherwise be entitled if all amounts payable thereon were paid in full.

(c)    Merger, Consolidation and Sale of Assets Not Liquidation. For purposes of this Section 5, a merger or consolidation of the Company with or into any other corporation or other entity, or a sale or conveyance of all or any part of the assets of the Company (which shall not in fact result in the liquidation of the Company and the distribution of assets to its stockholders) shall not be deemed to be a voluntary or involuntary liquidation or dissolution or winding up of the Company.

SECTION 6.    Right of the Holders to Convert.

(a)    Subject to the terms of Section 7(f), each Holder shall have the right, at such Holder’s option, subject to the conversion procedures set forth in Section 7, to convert (an “Optional Conversion”) each share of such Holder’s Class A Preferred Stock at any time into (i) the number of shares of Class A Common Stock equal to the quotient of (A) the sum of the Liquidation Preference and the Accrued Dividends with respect to such share of Class A Preferred Stock as of the applicable Conversion Date divided by (B) the Conversion Price as of the applicable Conversion Date plus (ii) cash in lieu of fractional shares as set out in Section 7(e) (if any). The right of Optional Conversion may be exercised as to all or any portion of such Holder’s Class A Preferred Stock from time to time; provided, however, that, in each case, no right of Optional Conversion may be exercised by a Holder in respect of fewer than 5,000 shares of Class A Preferred Stock (unless such conversion relates to all shares of Class A Preferred Stock held by such Holder).

(b)    The Company shall at all times reserve and keep available out of its authorized and unissued Class A Common Stock, solely for issuance upon the conversion of the Class A Preferred Stock, such number of shares of Class A Common Stock as shall from time to time be issuable upon the conversion of all the shares of Class A Preferred Stock then outstanding (without regard to Section 7(f)). Any shares of Class A Common Stock issued upon conversion of Class A Preferred Stock shall be duly authorized, validly issued, fully paid and nonassessable and will not be subject to preemptive rights or subscription rights of any other stockholder of the Company.

SECTION 7.    Conversion Procedures and Effect of Conversion.

(a)    Conversion Procedure. A Holder must do each of the following in order to receive shares of Class A Common Stock upon conversion of shares of Class A Preferred Stock pursuant to this Section 7:

(i)    complete and manually sign the conversion notice in the form attached hereto as Exhibit I (the “Conversion Notice”), and deliver such notice to the Company;

(ii)    deliver to the Company the certificate or certificates (if any) representing the shares of Class A Preferred Stock to be converted;

(iii)    if required, furnish appropriate endorsements and transfer documents; and

(iv)    if required, pay any stock transfer, documentary, stamp or similar taxes not payable by the Company pursuant to Section 17.

The “Conversion Date” means with respect to an Optional Conversion pursuant to Section 6(a), the date on which such Holder complies with the procedures in this Section 7 (including the satisfaction of any conditions to conversion set forth in the Conversion Notice).

(b)    Effect of Conversion. Effective immediately prior to the close of business on the Conversion Date applicable to any shares of Class A Preferred Stock, subject to Section 7(f), Preferred Dividends shall no longer accrue or be declared on any such shares of Class A Preferred Stock, and on conversion, such shares of Class A Preferred Stock shall cease to be outstanding.

(c)    Record Holder of Underlying Securities as of Conversion Date. The Person or Persons entitled to receive the Class A Common Stock and, to the extent applicable, cash on a Conversion Date shall be treated for all purposes as the record holder(s) of such shares of Class A

Common Stock and, to the extent applicable, cash as of the close of business on such Conversion Date. As promptly as practicable on or after the Conversion Date and compliance by the applicable Holder with the relevant procedures contained in this Section 7, the Company shall issue the number of whole shares of Class A Common Stock issuable upon conversion (and deliver payment of cash in lieu of fractional shares as set out in Section 7(e) (if any)). Such delivery of shares of Class A Common Stock shall be made, at the option of the Company, in certificated form or by book-entry. Any such certificate or certificates shall be delivered by the Company to the appropriate Holder on a book-entry basis or by mailing certificates evidencing the shares to the Holders at their respective addresses as set forth in the Conversion Notice. In the event that a Holder shall not by written notice designate the name in which shares of Class A Common Stock (and payments of cash in lieu of fractional shares (if any)) and, to the extent applicable, cash, securities or other property to be delivered upon conversion of shares of Class A Preferred Stock should be registered or paid, or the manner in which such shares and cash, securities or other property should be delivered, the Company shall be entitled to register and deliver such shares, securities and other property, and make such payment, in the name of the Holder and in the manner shown on the records of the Company.

(d)    No Adjustment. No adjustment to shares of Class A Preferred Stock being converted on a Conversion Date or to the shares of Class A Common Stock deliverable to the Holders upon the conversion thereof shall be made in respect of dividends or other distributions payable to holders of the Class A Common Stock as of any date prior to the close of business on such Conversion Date. Until the Conversion Date with respect to any share of Class A Preferred Stock has occurred, such share of Class A Preferred Stock will remain outstanding and will be entitled to all of the powers, designations, preferences and other rights provided herein.

(e)    Fractional Shares. No fractional shares of Class A Common Stock will be delivered to the Holders upon conversion. In lieu of fractional shares otherwise issuable, the Holders will be entitled to receive, at the Company’s sole discretion, either (i) an amount in cash equal to the fraction of a share of Class A Common Stock multiplied by the Closing Price of the Class A Common Stock on the Trading Day immediately preceding the applicable Conversion Date or (ii) one (1) additional whole share of Class A Common Stock.

(f)    Limitations on Conversion Right.

(i)    NASDAQ Rule 5635.

(A)    Notwithstanding anything to the contrary in this Certificate of Designations, unless and until the Requisite Stockholder Approval is obtained, no shares of Class A Common Stock will be issued or delivered upon any proposed conversion of any Class A Preferred Stock of any Holder, and no Class A Preferred Stock of any Holder will be convertible, in each case, to the extent, and only to the extent, that (x) such issuance, delivery, or conversion would result in the aggregate number of shares of Class A Common Stock issuable or deliverable upon conversion of any Class A Preferred Stock together with any shares of Common Stock held by the Holder on the date of such issuance, delivery or conversion (subject to proportionate adjustment for stock dividends, stock splits or stock combinations with respect to the Common Stock) being in excess of nineteen point nine percent (19.9%) of the shares of Class A Common Stock issued and outstanding as of the date of such issuance, delivery or conversion (subject to proportionate adjustment for stock dividends, stock splits or stock combinations with respect to the Common Stock) and (y) the resulting aggregate number of shares of Class A Common Stock issuable or deliverable upon such conversion of any Class A Preferred Stock together with any shares of Common Stock held by the Holder on the date of such issuance, delivery or conversion (subject to proportionate adjustment for stock dividends, stock splits or stock combinations with respect to the Common Stock) is the largest ownership position of any stockholder of the Company as of such date (the restriction set forth in this sentence, the “Issuance Limitation”). For these purposes, beneficial ownership and calculations of percentage ownership will be determined in accordance with Rule 13d-3 under the Exchange Act. The Company is not required to obtain, or to try to obtain, the Requisite Stockholder Approval.

(B)    Any purported conversion (and delivery of shares of Class A Common Stock upon conversion of the Class A Preferred Stock) will be void and have no effect to the extent, but only to the extent, that such conversion and delivery would result in the issuance of Class A Common Stock in excess of the Issuance Limitation. For the avoidance of doubt, a Holder may effect an Optional Conversion of a portion of such Holder’s convertible Preferred Stock up to the Issuance Limitation, in each case subject to the other requirements of this Certificate of Designations applicable to such Optional Conversion.

(C)    Except as otherwise provided herein, if any consideration otherwise due upon the proposed conversion of any Class A Preferred Stock pursuant to an Optional Conversion is not delivered as a result of the Issuance Limitation, then the Company’s obligation to deliver such consideration will not be extinguished, and the Company will deliver such consideration (and the relevant shares of Class A Preferred Stock shall be deemed converted) as soon as reasonably practicable and in a manner that does not contravene NASDAQ Rule 5635 without the receipt of the Requisite Stockholder Approval. For the avoidance of doubt, until consideration due upon the conversion of any Class A Preferred Stock is delivered, such Class A Preferred Stock shall be deemed not to have converted, Preferred Dividends shall continue to accrue thereon and consideration ultimately paid out in respect thereof shall take into account such accrued Preferred Dividends (to the extent not previously paid as Cash Dividends).

(ii)    Beneficial Ownership.

(A)    Notwithstanding anything to the contrary in this Certificate of Designations, no Holder shall have the right to effect the conversion of any shares of Class A Preferred Stock held by such Holder, and any such conversion shall be null and void and treated as if never made, to the extent that after giving effect to such conversion, such Holder, together with the other Attribution Parties collectively would beneficially own in excess of 9.9% (the “Maximum Percentage”) of the number of Common Shares outstanding immediately after giving effect to such conversion. For purposes of the immediately preceding sentence, the number of shares of Common Stock beneficially owned by such Holder and its Attribution Parties shall include the number of shares of Common Stock issuable upon conversion of the shares of Series A Preferred Stock with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which are issuable upon (i) conversion of the remaining, unconverted shares of Series A Preferred Stock beneficially owned by such Holder or any of its Attribution Parties and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company subject to a limitation on conversion or exercise analogous to the limitation contained herein (including, without limitation, the Class A Preferred Stock) beneficially owned by such Holder or any of its Attribution Parties. Except as set forth in the immediately preceding sentence, for purposes of this Section 7(f)(ii), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act. Upon written or oral request of a Holder, the Company shall within one Trading Day confirm orally and in writing to such Holder the number of shares of Common Stock then outstanding.

(B)    Upon delivery of a written notice to the Company, a Holder may from time to time increase or decrease the Maximum Percentage as it pertains to such Holder to any other percentage as specified in such notice; provided that any such increase in the Maximum Percentage will not be effective until the sixty-first (61st) day after such notice is delivered to the Company.

SECTION 8.    Optional Redemption by the Company.

(a)    Any shares of Class A Preferred Stock may be redeemed, in whole or in part, at the option of the Company (or its successor or the acquiring or surviving Person in a Change of Control), at any time upon not less than thirty (30) days’ prior written notice (a “Redemption Notice”), at the Redemption Price, payable in cash out of funds legally available therefor; provided, however, that such redemption will be subject in all cases to the conversion rights of the Investor set forth in Section 6 (e.g., any conversion permitted hereunder may be effected in accordance with Section 7(a) as long as the Conversion Date is prior to the Redemption Date).

(b)    A Redemption Notice shall be given to the Holders of record of the shares of Class A Preferred Stock to be redeemed at their respective last addresses appearing on the books of the Company. Each Redemption Notice shall state: (i) the Redemption Date; (ii) the number of shares of the Class A Preferred Stock to be redeemed from such Holder; (iii) the aggregate Redemption Price; and (iv) the place or places where certificates of such shares are to be surrendered for payment of the aggregate Redemption Price.

(c)    In case of any partial redemption of Class A Preferred Stock, the shares to be redeemed pursuant to this Section 8 shall be selected pro rata from all Holders. Subject to the provisions hereof, the Company shall have full power and authority to prescribe the terms and conditions upon which shares of Class A Preferred Stock shall be redeemed from time to time; provided, however, that in no event shall any Holder, in connection with any such redemption, be required to execute or agree to any restrictive covenants, make any representations or warranties, provide any releases or indemnities or agree to any liabilities or obligations. If fewer than all the shares represented by any certificate are redeemed, a new certificate shall be issued representing the unredeemed shares to the Holder thereof.

(d)    Unless the Company (or its successor or the acquiring or surviving Person in a Change of Control) defaults in paying the Redemption Price with respect to any share of Class A Preferred Stock called for redemption on the applicable Redemption Date, on and after the Redemption Date, notwithstanding that any certificate of any share called for redemption has not been surrendered for cancellation, (i) Accrued Dividends shall cease to accrue on such shares of Class A Preferred Stock; (ii) all such shares of Class A Preferred Stock shall no longer be deemed outstanding; and (iii) all rights with respect to such shares of Class A Preferred Stock shall on such Redemption Date cease and terminate.

SECTION 9.    Anti-Dilution Adjustments.

(a)    Adjustments. The Conversion Rate will be subject to adjustment, without duplication, upon the occurrence of the following events, except that the Company shall not make any adjustment to the Conversion Rate if Holders of the Class A Preferred Stock participate, at the same time and upon the same terms as holders of Class A Common Stock and solely as a result of holding shares of Class A Preferred Stock, in any transaction described in this Section 9, without having to convert their Class A Preferred Stock, as if they held a number of shares of Class A Common Stock equal to the Conversion Rate multiplied by the number of shares of Class A Preferred Stock held by such Holders:

(i)    The issuance of Common Stock as a dividend or distribution to all or substantially all holders of Class A Common Stock, or a subdivision or combination (including, without limitation, a stock split or a reverse stock split) of Class A Common Stock or a reclassification of Class A Common Stock into a greater or lesser number of shares of Class A Common Stock, in which event the Conversion Rate shall be adjusted based on the following formula:

CR1 = CR0 x (OS1 / OS0)

where,

CR0    =     the Conversion Rate in effect immediately prior to the open of business on (i) the Ex-Dividend Date for such dividend or distribution or (ii) the effective date of such subdivision, combination or reclassification;

CR1    =     the new Conversion Rate in effect immediately after the open of business on (i) the Ex-Dividend Date for such dividend or distribution or (ii) the effective date of such subdivision, combination or reclassification;

OS0    =     (i) the number of shares of Common Stock outstanding immediately prior to the open of business on the Ex-Dividend Date for such dividend or distribution or (ii) the number of shares of Class A Common Stock outstanding immediately prior to the open of business on the effective date of such subdivision, combination or reclassification; and

OS1    =     (i) the number of shares of Common Stock that would be outstanding immediately after, and solely as a result of, the completion of such dividend or distribution or (ii) the number of shares of Class A Common Stock outstanding immediately after, and solely as a result of, the completion of such subdivision, combination or reclassification.

Any adjustment made pursuant to this clause shall be effective immediately after the close of business on (i) the Ex-Dividend Date for such dividend or distribution or (ii) the effective date of such subdivision, combination or reclassification. If any such dividend, distribution, subdivision, combination or reclassification is announced or declared but does not occur, the Conversion Rate shall be readjusted, effective as of the date the Board announces that such dividend, distribution, subdivision, combination or reclassification shall not occur to the Conversion Rate that would then be in effect if such dividend, distribution, subdivision, combination or reclassification had not been declared.

(ii)    The dividend, distribution or other issuance to all or substantially all holders of Class A Common Stock of any securities convertible into or exchangeable for Common Stock, including evidences of indebtedness, shares or other securities directly or indirectly convertible into or exchangeable for Common Stock, or other rights (other than rights, options or warrants distributed in connection with a stockholder rights plan (in which event the provisions of Section 9(a)(v) shall apply)), options or warrants entitling them to subscribe for or purchase shares of Common Stock or any security convertible into or exchangeable for Common Stock for a period expiring sixty (60) days or less from the date of issuance thereof, for no consideration or at a price per share that is less than the Current Market Price as of the date such dividend, distribution or other issuance is publicly announced (the “Public Announcement Date”) for such issuance, in which event the Conversion Rate will be increased based on the following formula:

CR1 = CR0 x [(OS0+X) / (OS0+Y)]

where,

CR0 = the Conversion Rate in effect immediately prior to the close open of business on the Public Announcement Date for such dividend, distribution or other issuance;

CR1 = the new Conversion Rate in effect immediately after the open of business on the Public Announcement Date for such dividend, distribution or other issuance;

OS0 = the number of shares of Common Stock outstanding immediately prior to the open of business on the Public Announcement Date for such dividend, distribution or other issuance;

X = the total number of shares of Common Stock issuable pursuant to such convertible or exchangeable securities or other rights, options or warrants; and

Y = the number of shares of Common Stock equal to the aggregate price payable to exercise such convertible or exchangeable securities or other rights, options or warrants divided by the Current Market Price as of the Public Announcement Date for such dividend, distribution or other issuance.

For purposes of this clause (ii), in determining whether any convertible or exchangeable securities or other rights, options or warrants entitle the holders thereof to purchase the Common Stock at a price per share that is less than the Current Market Price as of the Public Announcement Date for such dividend, distribution or issuance, there shall be taken into account any consideration the Company receives for such convertible or exchangeable securities or other rights, options or warrants, and any amount payable on exercise thereof, with the value of such consideration, if other than cash, to be the Fair Market Value thereof.

Any adjustment made pursuant to this clause (ii) shall become effective immediately following the close of business on the Public Announcement Date for such dividend, distribution or other issuance. In the event that such convertible or exchangeable securities or other rights, options or warrants are not so issued, the Conversion Rate shall be readjusted, effective as of the date the Board publicly announces its decision not to issue such convertible or exchangeable securities or other rights, options or warrants to the Conversion Rate that would then be in effect if such dividend, distribution or issuance had not been declared. To the extent that such convertible or exchangeable securities or other rights, options or warrants are not exercised prior to their expiration or shares of Common Stock are otherwise not delivered pursuant to such convertible or exchangeable securities or other rights, options or warrants upon the exercise of such convertible or exchangeable securities or other rights, options or warrants, the Conversion Rate shall be readjusted to the Conversion Rate that would then be in effect had the adjustments made upon the dividend, distribution or other issuance of such convertible or exchangeable securities or other rights, options or warrants been made on the basis of the delivery of only the number of shares of Common Stock actually delivered.

(iii)    The Company shall, by dividend or otherwise, distribute to all or substantially all holders of its Class A Common Stock (other than for cash in lieu of fractional shares (if any)), shares of any class of its Capital Stock, evidences of its indebtedness, assets, other property or securities, but excluding (A) dividends or distributions referred to in Section 9(a)(i) or Section 9(a)(ii) hereof; (B) Distribution Transactions as to which Section 9(a)(iv) shall apply; (C) dividends or distributions paid exclusively in cash as to which Section 9(a)(vi) shall apply; and (D) rights, options or warrants distributed in connection with a stockholder rights plan as to which Section 9(a)(v) shall apply (any of such shares of its Capital Stock, indebtedness, assets or property that are not so excluded are hereinafter called the “Distributed Property”), then, in each such case the Conversion Rate shall be adjusted based on the following formula:

CR1 = CR0 x [SP0 / (SP0—FMV)]

where,

CR0    =     the Conversion Rate in effect immediately prior to the open of business on the Ex-Dividend Date for such dividend or distribution;

CR1    =     the new Conversion Rate in effect immediately after the open of business on the Ex-Dividend Date for such dividend or distribution;

SP0     =     the Current Market Price as of the Ex-Dividend Date for such dividend or distribution; and

FMV   =    the Fair Market Value of the portion of Distributed Property distributed with respect to each outstanding share of Class A Common Stock on the Ex-Dividend Date for such dividend or distribution; provided, however, that, if FMV is equal to or greater than SP0, then in lieu of the foregoing adjustment, the Company shall distribute to each Holder on the date the applicable Distributed Property is distributed to holders of Class A Common Stock, but without requiring such holder to convert its shares of Class A Preferred Stock, in respect of each share of Class A Preferred Stock held by such holder, the amount of Distributed Property such holder would have received had such holder owned a number of shares of Class A Common Stock equal to the Conversion Rate on the Ex-Dividend Date for such dividend or distribution

Any adjustment made pursuant to this clause (iii) shall be effective immediately after the open of business on the Ex-Dividend Date for such dividend or distribution. If any such dividend or distribution is declared but does not occur, the Conversion Rate shall be readjusted, effective as of the date the Board announces that such dividend or distribution shall not occur to the Conversion Rate that would then be in effect if such dividend or distribution had not been declared.

(iv)    The Company effects a Distribution Transaction, in which case the Conversion Rate in effect immediately prior to the effective date of the Distribution Transaction shall be adjusted based on the following formula:

CR1 = CR0 x [(FMV + MP0) / MP0]

where,

CR0    =     the Conversion Rate in effect immediately prior to the end of the Valuation Period;

CR1    =     the new Conversion Rate in effect immediately after the end of the Valuation Period;

FMV  =     the arithmetic average of the volume-weighted average prices for a share of the Capital Stock or other interest distributed to holders of Common Stock on the principal United States securities exchange or automated quotation system on which such Capital Stock or other interest trades, as reported by Bloomberg (or, if Bloomberg ceases to publish such price, any successor service chosen by the Company) in respect of the period from the open of trading on the relevant Trading Day until the close of trading on such Trading Day (or if such volume-weighted average price is unavailable, the market price of one (1) share of such Capital Stock or other interest on such Trading Day determined, using a volume-weighted average method, by an Independent Financial Advisor retained for such purpose by the Company), for each of the ten (10) consecutive full Trading Days commencing with, and including, the Ex-Dividend Date of the Distribution Transaction (the “Valuation Period”); and

MP0    =    the arithmetic average of the VWAP per share of Common Stock over the Valuation Period

Such adjustment shall become effective immediately following the close of business on the last Trading Day of the Valuation Period; provided, however, that if the relevant Conversion Date occurs during the Valuation Period, references to “ten (10)” in the preceding paragraph shall be deemed to be replaced with such lesser number of Trading Days as have elapsed from, and including, the Ex-Dividend Date of such Distribution Transaction to, and including, the

Conversion Date in determining the Conversion Rate. If any dividend or distribution that constitutes a Distribution Transaction is declared but not paid or made, the Conversion Rate shall be immediately decreased, effective as of the date the Board determines not to pay or make such dividend or distribution, to the Conversion Rate that would then be in effect if such dividend or distribution had not been declared or announced. If an adjustment to the Conversion Rate is required under this Section 9(a)(iv), delivery of any additional shares of Common Stock that may be deliverable upon conversion as a result of an adjustment required under this Section 9(a)(iv) shall be delayed only to the extent necessary in order to complete the calculations provided for in this Section 9(a)(iv).

(v)    If the Company has a stockholder rights plan in effect with respect to the Common Stock on any Conversion Date, upon conversion of any shares of the Class A Preferred Stock, Holders of such shares will receive, in addition to the applicable number of shares of Common Stock, the rights under such rights plan relating to such Common Stock, unless, prior to such Conversion Date, the rights have (A) become exercisable or (B) separated from the shares of Common Stock (the first of such events to occur, a “Trigger Event”), in which case, the Conversion Rate will be adjusted, effective automatically at the time of such Trigger Event, as if the Company had made a distribution of such rights to all or substantially all holders of the Class A Common Stock as described in Section 9(a)(ii) (without giving effect to the sixty (60)-day limit on the exercisability of rights, options or warrants ordinarily subject to such Section 9(a)(ii)), subject to appropriate readjustment in the event of the expiration, termination or redemption of such rights prior to the exercise, deemed exercise or exchange thereof. Notwithstanding the foregoing, to the extent any such stockholder rights are exchanged by the Company for shares of Common Stock or other property or securities, the Conversion Rate shall be appropriately readjusted as if such stockholder rights had not been issued, but the Company had instead issued such shares of Common Stock or other property or securities as a dividend or distribution of shares of Common Stock pursuant to Section 9(a)(i) or Section 9(a)(iii), as applicable.

To the extent that such rights are not exercised prior to their expiration, termination or redemption, the Conversion Rate shall be readjusted to the Conversion Rate that would then be in effect had the adjustments made upon the occurrence of the Trigger Event been made on the basis of the issuance of, and the receipt of the exercise price with respect to, only the number of shares of Common Stock actually issued pursuant to such rights.

Notwithstanding anything to the contrary in this Section 9(a)(v), no adjustment shall be required to be made to the Conversion Rate with respect to any Holder which is, or is an “affiliate” or “associate” of, an “acquiring person” under such stockholder rights plan or with respect to any direct or indirect transferee of such Holder who receives Class A Preferred Stock in such transfer after the time such Holder becomes, or its affiliate or associate becomes, such an “acquiring person.”

(vi)    If any cash dividend or distribution is made to all or substantially all holders of the Class A Common Stock, the Conversion Rate shall be adjusted based on the following formula:

CR1 = CR0 x [SP0 / (SP0 - C)]

where,

CR0    =    the Conversion Rate in effect immediately prior to the open of business on the Ex-Dividend Date for such dividend or distribution;

CR1    =    the new Conversion Rate in effect immediately after the open of business on the Ex-Dividend Date for such dividend or distribution;

SP0    =     the Current Market Price as of the Ex-Dividend Date for such dividend or distribution; and

C       =     the amount in cash per share of Common Stock the Company distributes to all or substantially all holders of the Class A Common Stock; provided, however, that, if C is equal to or greater than SP0, then in lieu of the foregoing adjustment, the Company shall distribute to each Holder on the date the applicable cash dividend or distribution is made to holders of Class A Common Stock, but without requiring such Holder to convert its shares of Class A Preferred Stock, in respect of each share of Class A Preferred Stock held by such Holder, the amount of cash such Holder would have received had such Holder owned a number of shares of Class A Common Stock equal to the Conversion Rate on the Ex-Dividend Date for such dividend or distribution

Any adjustment made pursuant to this clause (iii) shall be effective immediately after the open of business on the Ex-Dividend Date for such dividend or distribution. If any such dividend or distribution is declared but does not occur, the Conversion Rate shall be readjusted, effective as of the date the Board announces that such dividend or distribution shall not occur to the Conversion Rate that would then be in effect if such dividend or distribution had not been declared.

(vii)    If the Company or any of its Subsidiaries make a payment in respect of a tender or exchange offer for the Common Stock (other than an exchange offer that constitutes a Distribution Transaction subject to Section 9(a)(vi)), or otherwise acquires Common Stock, if the cash and value of any other consideration included in the payment per share of Common Stock validly tendered, exchanged or otherwise acquired exceeds the arithmetic average of the VWAP per share of Common Stock over the ten (10) consecutive Trading Day period commencing on, and including, the Trading Day next succeeding the last day on which tenders or exchanges may be made pursuant to such tender or exchange offer (as it may be amended) (such date, the “Expiration Date”), then the Conversion Rate shall be increased based on the following formula:

CR1 = CR0 x [FMV + (SP1 * OS1)] / (SP1 * OS0)

where,

CR0    =     the Conversion Rate in effect immediately prior to the close of business on the Expiration Date;

CR1    =     the new Conversion Rate in effect immediately after the close of business on the Expiration Date;

FMV   =     the aggregate value of all cash and Fair Market Value on the Expiration Date of all other consideration paid or payable for shares of Common Stock purchased in such tender or exchange offer;

OS0      =    the number of shares of Common Stock outstanding immediately prior to the date such tender or exchange offer expires (prior to giving effect to the purchase of all shares of Common Stock accepted for purchase or exchange in such tender or exchange offer);

OS1      =    the number of shares of Common Stock outstanding immediately after the date such tender or exchange offer expires (after giving effect to the purchase of all shares of Common Stock accepted for purchase or exchange in such tender or exchange offer);

SP1      =     the arithmetic average of the VWAP per share of Class A Common Stock for each of the ten (10) consecutive Trading Day period commencing on, and including, the Trading Day next succeeding the Expiration Date

Such adjustment shall become effective immediately following the close of business on the Expiration Date; provided, however, that if the relevant Conversion Date occurs during the 10 Trading Days immediately following, and including, the Trading Day next succeeding the Expiration Date, references to “ten (10)” in the preceding paragraph shall be deemed to be replaced with such lesser number of Trading Days as have elapsed from, and including, the Trading Day next succeeding the Expiration Date to, and including, the Conversion Date in determining the Conversion Rate. If the Company is obligated to purchase shares of Common Stock pursuant to any such tender or exchange offer described in Section 9(a)(vii) but is permanently prevented by applicable law from effecting any such purchase, or all such purchases are rescinded, then the Conversion Rate shall be readjusted to be the Conversion Rate that would then be in effect if such tender or exchange offer had not been made or had been made only in respect of the purchases that have actually been made. If an adjustment to the Conversion Rate is required under this Section 9(a)(vii), delivery of any additional shares of Common Stock that may be deliverable upon conversion as a result of an adjustment required under this Section 9(a)(vii) shall be delayed only to the extent necessary in order to complete the calculations provided for in this Section 9(a)(vii).

(b)    Calculation of Adjustments. All adjustments to the Conversion Rate shall be calculated by the Company to the nearest 1/10,000th of one (1) share of Common Stock (or if there is not a nearest 1/10,000th of a share, to the next lower 1/10,000th of a share). No adjustment to the Conversion Rate will be required, unless such adjustment would require an increase or decrease of at least one percent (1%) of the Conversion Rate; provided, however, that any such adjustment that is not required to be made will be carried forward and taken into account in any subsequent adjustment; provided, further, that any such adjustment of less than one percent (1%) that has not been made will be made upon any Conversion Date.

(c)    When No Adjustment Required.

(i)    Except as otherwise provided in this Section 9, the Conversion Rate will not be adjusted for the issuance of Common Stock or any securities convertible into or exchangeable for Common Stock or carrying the right to purchase any of the foregoing, or for the repurchase of Common Stock.

(ii)    Except as otherwise provided in this Section 9, the Conversion Rate will not be adjusted as a result of the issuance of, the distribution of separate certificates representing, the exercise or redemption of, or the termination or invalidation of, rights pursuant to any stockholder rights plans.

(iii)    No adjustment to the Conversion Rate will be made:

(A)    upon the issuance of any Earn Out Shares (as defined in that certain Agreement and Plan of Merger, dated December 13, 2021, by and between Gores Holdings VIII, Inc., Frontier Merger Sub, Inc., Frontier Merger Sub II, LLC, and Footprint International Holdco, Inc.);

(B)    upon the issuance of any shares of Common Stock pursuant to any present or future plan providing for the reinvestment of dividends or interest payable on securities of the Company and the investment of additional optional amounts in Common Stock under any plan in which purchases are made at market prices on the date or dates of purchase, without discount, and whether or not the Company bears the ordinary costs of administration and operation of the plan, including brokerage commissions;

(C)    upon the issuance of any shares of Common Stock, restricted shares or options or rights to purchase such shares pursuant to any present or future employee, director or consultant benefit plan or program of or assumed by the Company or any of its Subsidiaries or of any employee agreements or arrangements or programs;

(D)    upon the issuance of any shares of Common Stock pursuant to any option, warrant, right, or exercisable, exchangeable or convertible security;

(E)    for dividends or distributions declared or paid to holders of Common Stock in which Holders participate pursuant to Section 4(b); or

(F)    for a change solely in the par value of the Common Stock.

(d)    Successive Adjustments. After an adjustment to the Conversion Rate under this Section 9, any subsequent event requiring an adjustment under this Section 9 shall cause an adjustment to each such Conversion Rate as so adjusted.

(e)    Multiple Adjustments. For the avoidance of doubt, if an event occurs that would trigger an adjustment to the Conversion Rate pursuant to this Section 9 under more than one subsection hereof, such event, to the extent fully taken into account in a single adjustment, shall not result in multiple adjustments hereunder; provided, however, that if more than one subsection of this Section 9 is applicable to a single event, the subsection shall be applied that produces the largest adjustment.

(f)    Tax Adjustments. The Company may, but shall not be required to, make such increases in the Conversion Rate, in addition to those required by this Section 9, as the Board considers to be advisable in order to avoid or diminish any income tax to any holders of shares of Common Stock resulting from any dividend or distribution of stock or issuance of rights or warrants to purchase or subscribe for stock or from any event treated as such for income tax purposes or for any other reason.

(g)    Notice of Adjustments. Whenever the Conversion Rate is adjusted as provided under this Section 9, the Company shall as soon as reasonably practicable following the occurrence of an event that requires such adjustment (or if the Company is not aware of such occurrence, as soon as reasonably practicable after becoming so aware) or the date the Company makes an adjustment pursuant to Section 9(f):

(i)    compute the adjusted applicable Conversion Rate in accordance with this Section 9; and

(ii)    (A) in the event that the Company shall give notice or make a public announcement to the holders of Common Stock of any action of the type described in Section 9 (but only if the action of the type described in Section 9 would result in an adjustment to the Conversion Price or a change in the type of securities or property to be delivered upon conversion of the Class A Preferred Stock), the Company shall, at the time of such notice or announcement, and in the case of any action that would require the fixing of a Record Date, at least ten (10) days prior to such Record Date, give notice to each Holder by mail, first-class postage prepaid, at the address appearing in the Register, which notice shall specify the Record Date, if any, with respect to any such action, the approximate date on which such action is to take place and the facts with respect to such action as shall be reasonably necessary to indicate the effect on the Conversion Price and the number, kind or class of shares or other securities or property, which shall be deliverable upon conversion or redemption of the Class A Preferred Stock or (B) in the event that the Company does not give notice or make a public announcement as set forth in subclause (A) of this clause (ii), the Company shall, as soon as practicable following the occurrence of an event that requires an adjustment to the Conversion Price pursuant to one or more provisions of Section 9 (or if the Company is not aware of such occurrence, as soon as practicable after becoming so aware), provide, or cause to be provided, a written notice to the Holders of the occurrence of such event, in the same manner and with the same detail as the notice set forth in subclause (A) of this clause (ii); and

(iii)    whenever the Conversion Price shall be adjusted pursuant to one or more provisions of Section 9, the Company shall, as soon as practicable following the determination of the revised Conversion Price, (A) file at the principal office of the Company, a statement showing in reasonable detail the facts requiring such adjustment, the Conversion Price that shall be in effect after such adjustment and the method by which the adjustment to the Conversion Price was determined and (B) cause a copy of such statement to be sent in the manner set forth in subclause (A) of clause (ii) to each Holder.

SECTION 10.    Adjustment for Reorganization Events.

(a)    Reorganization Events. In the event of:

(i)    any reclassification, statutory exchange, merger, consolidation or other similar business combination of the Company with or into another Person, in each case, pursuant to which at least a majority of the Common Stock is changed or converted into, or exchanged for, cash, securities or other property of the Company or another Person;

(ii)    any sale, transfer, lease or conveyance to another Person of all or substantially all the property and assets of the Company, in each case pursuant to which the Common Stock is converted into cash, securities or other property; or

(iii)    any statutory exchange of securities of the Company with another Person (other than in connection with a merger or acquisition) or reclassification, recapitalization or reorganization of the Common Stock into other securities;

(each of which is referred to as a “Reorganization Event”), each share of Class A Preferred Stock outstanding immediately prior to such Reorganization Event will, without the consent of the Holders and subject to Section 10(d), remain outstanding but shall become convertible into, out of funds legally available therefor, the number, kind and amount of securities, cash and other property (without regard to Section 7(f)) (such securities, cash and other property, the “Exchange Property”), without any interest on such Exchange Property and without any right to dividends or distribution on such Exchange Property, which have a Record Date that is prior to the applicable Conversion Date, that the Holder of such share of Class A Preferred Stock would have received in such Reorganization Event had such Holder converted its shares of Class A Preferred Stock into the applicable number of shares of Class A Common Stock immediately prior to the effective date of the Reorganization Event using the Conversion Rate applicable immediately prior to the effective date of the Reorganization Event and the Liquidation Preference applicable at the time of such subsequent conversion; provided, however, that the foregoing shall not apply if such Holder is a Person with which the Company consolidated or into which the Company merged or which merged into the Company or to which such sale or transfer was made, as the case may be (any such Person, a “Constituent Person”), or an Affiliate of a Constituent Person, to the extent such Reorganization Event provides for different treatment of Common Stock held by such Persons. If the kind or amount of securities, cash and other property receivable upon such Reorganization Event is not the same for each share of Common Stock held immediately prior to such Reorganization Event by a Person (other than a Constituent Person or an Affiliate thereof), then for the purpose of this Section 10(a), the kind and amount of securities, cash and other property receivable upon conversion following such Reorganization Event will be deemed to be the weighted average of the types and amounts of consideration received by the holders of Common Stock.

(b)    Successive Reorganization Events. The above provisions of this Section 10 shall similarly apply to successive Reorganization Events.

(c)    Reorganization Event Notice. The Company (or any successor) shall, no less than twenty (20) Business Days prior to the anticipated effective date of any Reorganization Event, provide written notice to the Holders of such occurrence of such event and of the kind and amount of the cash, securities or other property that constitutes the Exchange Property. Failure to deliver such notice shall not affect the operation of this Section 10.

(d)    Reorganization Event Agreements. The Company shall not enter into any agreement for a transaction constituting a Reorganization Event, unless (i) such agreement provides for or does not interfere with or prevent (as applicable) conversion of the Class A Preferred Stock into the Exchange Property in a manner that is consistent with and gives effect to this Section 10, and (ii) to the extent that the Company is not the surviving corporation in such Reorganization Event or will be dissolved in connection with such Reorganization Event, proper provision shall be made in the agreements governing such Reorganization Event for the conversion of the Class A Preferred Stock into stock of the Person surviving such Reorganization Event or such other continuing entity in such Reorganization Event.

SECTION 11.    Voting Rights.

(a)    General. Except as set forth in Section 11(c), the shares of Class A Preferred Stock shall be non-voting, and the Holders shall have no voting rights in respect of the shares of Class A Preferred Stock held thereby, except as otherwise required by applicable law.

(b)    Adverse Changes. So long as (i) with respect to Section 11(b)(i) and 11(b)(ii), any shares of Class A Preferred Stock are outstanding and (ii) with respect to Section 11(b)(iii) and 11(b)(iv), shares of Class A Preferred Stock with an aggregate Liquidation Preference equal to or greater than $25,000,000 are outstanding, in addition to any other vote required by applicable law, the Company may not take any of the following actions (including by means of merger, consolidation, reorganization, recapitalization or otherwise) without the prior affirmative vote or written consent from the Holders of at least a majority of the then-issued and outstanding shares of Class A Preferred Stock, voting as a separate class:

(i)    amend, alter or repeal any provision of the Certificate of Incorporation (including this Certificate of Designations) that would adversely affect the relative rights, preferences or privileges of the Class A Preferred Stock;

(ii)    authorize, create, increase the authorized amount of, or issue any class or series of Senior Stock, Parity Stock or Class A Preferred Stock, or any security convertible into, or exchangeable or exercisable for any of the foregoing, or reclassify any security into, any Senior Stock, Parity Stock or Class A Preferred Stock (provided, however, that the authorization, creation, increase in the authorized amount of, or issuance of any class or series of Junior Stock or any security convertible into, or exchangeable or exercisable for Junior Stock (as long as such convertible, exchangeable or exercisable security is not Senior Stock, Parity Stock or Class A Preferred Stock), or reclassification of any security into, Junior Stock will not require the vote or consent of any Holders);

(iii)    incur or guarantee any third-party debt security or similar instrument or incur or guarantee third-party indebtedness for borrowed money, in each case other than (A) any indebtedness under the financing programs involving any financing or credit support being provided by Macquarie Bank Limited and/or any of its Affiliates (“MQ”) pursuant to that certain

Credit Agreement, dated as of August 31, 2022, by and between MQ, the Company and the Subsidiary Guarantors party thereto, in an aggregate principal amount not to exceed $1,000,000,000 at any one time (the “Financing Programs”), (B) any indebtedness permitted to be incurred pursuant to the Financing Programs, (C) indebtedness that may be deemed to exist pursuant to any letter of credit, performance bond, surety, statutory appeal or similar obligation entered into or incurred in the ordinary course of business in an aggregate principal amount not to exceed $5,000,000 at any one time, and (D) any other indebtedness with an aggregate committed and/or principal amount outstanding less than $75,000,000 at any one time (in each case of clauses (A) through (C), together with extensions, refinancings, modifications, amendments and restatements of each of the foregoing, so long as the principal and/or committed amount thereof is not increased); or

(iv)    (A) grant any liens on the Company’s intellectual property to any lender (other than any liens securing indebtedness permitted pursuant to clause (iii)(A) immediately above), or (B) transfer the Company’s intellectual property to an entity not wholly beneficially owned by the Company.

(c)    Each Holder of Class A Preferred Stock will have one (1) vote per share on any matter on which Holders of Class A Preferred Stock are entitled to vote separately as a class, whether at a meeting or by written consent.

(d)    Notwithstanding anything to the contrary herein, any amendment, alteration or repeal of any provision of the Certificate of Incorporation (including this Certificate of Designations) that would disproportionately adversely affect the relative rights, preferences or privileges of any Holder as compared to the other Holders shall require the prior written consent of such disproportionately adversely affected Holder.

SECTION 12.    Transfer Agent. The Company may appoint a transfer agent and remove its transfer agent in accordance with the agreement between the Company and such transfer agent; provided, however, that the Company shall appoint a successor transfer agent of recognized standing who shall accept such appointment prior to the effectiveness of such removal. Upon any such removal or appointment, the Company shall send notice thereof by first-class mail, postage prepaid, to the Holders. When a Holder requests to register the transfer of shares of Class A Preferred Stock, the Company or the Company’s transfer agent, as applicable, shall register the transfer as requested if its reasonable requirements for such transaction are met.

SECTION 13.    Status of Shares. Shares of Class A Preferred Stock that have been issued and reacquired in any manner, whether by redemption, repurchase or otherwise or upon any conversion of shares of Class A Preferred Stock to Common Stock, shall thereupon be retired and shall have the status of authorized and unissued shares of Preferred Stock undesignated as to series, and may be redesignated as any series of Preferred Stock and reissued (subject to the terms and conditions of this Certificate of Designations, including Section 2 and Section 11(b)).

SECTION 14.    Term. Except as expressly provided in this Certificate of Designations, the shares of Class A Preferred Stock shall not be redeemable or otherwise mature and the term of the Class A Preferred Stock shall be perpetual.

SECTION 15.    Creation of Capital Stock. Subject to Section 11(b), the Board, without the vote of the Holders, may authorize and issue additional shares of Capital Stock of the Company.

SECTION 16.    No Sinking Fund. Shares of Class A Preferred Stock shall not be subject to or entitled to the operation of a retirement or sinking fund.

SECTION 17.    Taxes.

(a)    Transfer Taxes. The Company shall pay any and all stock transfer, documentary, stamp and similar taxes that may be payable in respect of any issuance or delivery of shares of Class A Preferred Stock or shares of Common Stock or other securities issued on account of Class A Preferred Stock pursuant hereto or certificates representing such shares or securities. The Company shall not, however, be required to pay any such tax that may be payable in respect of any transfer involved in the issuance or delivery of shares of Class A Preferred Stock, shares of Common Stock or other securities in a name other than the name in which the shares of Class A Preferred Stock with respect to which such shares or other securities are issued or delivered were registered, or in respect of any payment to any Person other than a payment to the registered holder thereof, and shall not be required to make any such issuance, delivery or payment, unless and until the Person otherwise entitled to such issuance, delivery or payment has paid to the Company the amount of any such tax or has established, to the satisfaction of the Company, that such tax has been paid or is not payable.

(b)    Withholding. All payments and distributions (or deemed distributions) on the shares of Class A Preferred Stock (and on the shares of Common Stock received upon their conversion) shall be subject to withholding and backup withholding of taxes to the extent required by law, subject to applicable exemptions, and amounts withheld, if any, shall be treated as received by the Holders. The Company shall have the right to take such measures as are reasonably necessary to obtain cash to satisfy the Company’s withholding requirements with respect to any non-cash, deemed or constructive payment, including by retaining, selling or liquidating property (including, for the avoidance of doubt, shares of Capital Stock of the Company) of the applicable Holder held by the Company in its custody or over which it has control, and each Holder of the Class A Preferred Stock shall indemnify the Company and its Affiliates for, and hold harmless the Company and its Affiliates from and against, any and all withholding tax, including penalties and interest, payable by or assessed against the Company or any of its Affiliates in respect of any actual or constructive payments to such Holder in respect of the Class A Preferred Stock held by such Holder.

SECTION 18.    Notices. All notices referred to herein shall be in writing and, unless otherwise specified herein, all notices hereunder shall be deemed to have been given upon the earlier of receipt thereof or three (3) Business Days after the mailing thereof if sent by registered or certified mail (unless first-class mail shall be specifically permitted for such notice under the terms of this Certificate of Designations) with postage prepaid, addressed: (a) if to the Company, to its office at 250 E Germann Rd Gilbert, AZ, 85297-0612 (Attention: General Counsel), or to any transfer or other agent of the Company designated to receive such notice as permitted by this Certificate of Designations; (b) if to any Holder, to such Holder at the address of such Holder as listed in the Register; or (c) to such other address as the Company or any such Holder, as the case may be, shall have designated by notice similarly given.

SECTION 19.    Facts Ascertainable. When the terms of this Certificate of Designations refer to a specific agreement or other document to determine the meaning or operation of a provision hereof, the Secretary of the Company shall maintain a copy of such agreement or document at the principal executive offices of the Company and a copy thereof shall be provided free of charge to any Holder who makes a request therefor. The Secretary of the Company shall also maintain a written record of the Issuance Date, the number of shares of Class A Preferred Stock issued to a Holder and the date of each such issuance, and shall furnish such written record free of charge to any Holder who makes a request therefor.

SECTION 20.    Waiver. Notwithstanding any provision in this Certificate of Designations to the contrary, any provision contained herein and any right of the Holders of Class A Preferred Stock granted hereunder may be waived as to all shares of Class A Preferred Stock (and the Holders thereof) upon the written consent of the Holders of a majority of the shares of Class A Preferred Stock then outstanding.

SECTION 21.    Severability. If any term of the Class A Preferred Stock set forth herein is invalid, unlawful or incapable of being enforced by reason of any rule of law or public policy, all other terms set forth herein, which can be given effect without the invalid, unlawful or unenforceable term will, nevertheless, remain in full force and effect, and no term herein set forth will be deemed dependent upon any other such term, unless so expressed herein.

SECTION 22.    No Other Rights. Except as expressly provided in any agreement between a Holder and the Company, the Class A Preferred Stock will have no rights, preferences or voting powers, except as provided in this Certificate of Designations or the Certificate of Incorporation or as provided by applicable law.

[Signature Page Follows]

This Certificate of Designations has been approved by the Board in the manner and by the vote required by law.

The undersigned acknowledges this Certificate of Designations to be the corporate act of the Company and, as to all matters or facts required to be verified under oath, the undersigned acknowledges that, to the best of his or her knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

IN WITNESS WHEREOF, the Company has caused this Certificate of Designations to be signed in its name and on its behalf by its [Chief Executive Officer] on [    ], 2022.

FOOTPRINT INTERNATIONAL, INC.

By:	/s/ [ ]
Name:	[ ]
Title:	[ ]

Privileged & Confidential

Exhibit I

FOOTPRINT INTERNATIONAL, INC.

CONVERSION NOTICE

Reference is made to the Certificate of Designations, Preferences and Rights of the Class A Preferred Stock of Footprint International, Inc. (the “Certificate of Designations”). In accordance with and pursuant to the Certificate of Designations, the undersigned hereby elects to convert the number of shares of Class A Preferred Stock, par value $0.0001 per share (the “Class A Preferred Stock”), of Footprint International, Inc., a Delaware corporation (the “Company”), indicated below into shares of Class A Common Stock, par value $0.0001 per share, of the Company (the “Class A Common Stock”), [as of the date specified below][[upon/immediately prior to], and subject to the occurrence of, [●]].

Date of Conversion (if applicable):

Number of shares of Class A Preferred Stock to be converted:

Share certificate no(s). of Class A Preferred Stock to be converted:

Tax ID Number (if applicable):

Please issue the shares of Class A Common Stock into which the shares of Class A Preferred Stock are being converted in the following name and to the following address:

Issue to:

Address:

Telephone Number:

Email:

Authorization:

By:

Title:

Dated:

Account Number (if electronic book entry transfer):

Transaction Code Number (if electronic book entry transfer):

Payment Instructions for cash payment in lieu of fractional shares (if any):

ACKNOWLEDGMENT

The Company hereby acknowledges the attached Conversion Notice and hereby directs [Transfer Agent] to issue the above indicated number of shares of Class A Common Stock in accordance with the Irrevocable Transfer Agent Instructions dated [    ] from the Company and acknowledged and agreed to by [    ].

Footprint International, Inc.

By:
Name:
Title:

Exhibit B

Investor Rights Agreement

INVESTOR RIGHTS AGREEMENT

BY AND BETWEEN

FOOTPRINT INTERNATIONAL, INC.,

AND

222 INVESTMENTS, LLC

DATED AS OF             , 2022

THIS INVESTOR RIGHTS AGREEMENT (this “Agreement”), dated as of September     , 2022, is made by and between Footprint International, Inc., a Delaware corporation (together with its successors and assigns, the “Company”), and 222 Investments, LLC, a Delaware limited liability company (the “Initial Investor”).

WITNESSETH

WHEREAS, the Company, Footprint International Holdco, Inc., and the Initial Investor have entered into a Backstop Agreement, dated September 5, 2022 (as it may be amended from time to time, the “Backstop Agreement”), pursuant to which the Initial Investor agreed to purchase and acquire from the Company, and the Company agreed to issue and sell to the Initial Investor (the “Investment”), shares of a newly created series of convertible preferred stock designated the Class A Preferred Stock, par value $0.0001 per share of the Company (the “Class A Preferred Stock”), which is convertible into shares of Class A Common Stock, par value $0.0001 per share of the Company (the “Class A Common Stock”); and

WHEREAS, in connection with the closing of the transactions contemplated by the Backstop Agreement and the issuance of the Backstop Shares (as defined in the Backstop Agreement) on the date hereof, the Investor and the Company desire to set forth certain terms and conditions regarding the Investment and the ownership of the shares of the Class A Preferred Stock, including certain restrictions on the Transfer (as defined herein) of the Class A Preferred Stock and the Class A Common Stock issuable upon conversion thereof and on certain actions of the Investor and its Affiliates with respect to the Company.

NOW, THEREFORE, in consideration of the premises and of the respective representations, warranties, covenants and conditions contained herein, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS

Section 1.1    Certain Definitions. In addition to other terms defined elsewhere in this Agreement, as used in this Agreement, the following terms shall have the meanings ascribed to them below. All terms used and not defined in this Agreement shall have the meanings assigned to them in the Backstop Agreement.

“Action” shall mean any legal or administrative proceeding, suit, investigation, arbitration or action.

“Affiliate” shall mean, with respect to any Person, any other Person that directly, or through one or more intermediaries, controls or is controlled by or is under common control with such Person. For purposes of this Agreement, “control” shall mean, as to any Person, the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise (and the terms “controlled by” and “under common control with” shall have correlative meanings).

“Aggregate Voting Power” means, as of any date, the number of votes that may be cast by all holders of Common Stock voting together as a single class on any matter on which the holders of Common Stock are entitled to vote.

“Agreement” shall have the meaning set forth in the Preamble.

“Backstop Agreement” shall have the meaning set forth in the Recitals.

“Beneficially Own” shall mean, with respect to any securities, having “beneficial ownership” of such securities for purposes of Rule 13(d)(3) or 13(d)(5) under the Exchange Act as in effect on the date hereof, and “Beneficial Ownership” shall have the corresponding meaning.

“Board” shall mean the Board of Directors of the Company.

“Certificate of Designations” shall mean the Certificate of Designations, Preferences and Rights of the Class A Preferred Stock of the Company.

“Class A Common Stock” shall have the meaning set forth in the Recitals.

“Class A Preferred Stock” shall have the meaning set forth in the Recitals.

“Closing” shall have the meaning assigned in the Backstop Agreement.

“Closing Date” shall have the meaning assigned in the Backstop Agreement.

“Common Stock” shall mean Class A Common Stock of the Company.

“Competitor” shall mean any Person engaged, directly or indirectly (including through any partnership, limited liability company, corporation, joint venture or similar arrangement (whether now existing or formed hereafter)), in a business that offers products or services that are directly or indirectly competitive with the products or services of the Company, including products or services which are in actual or demonstrably anticipated research or development by the Company, but shall not include any financial investment firm or collective investment vehicle that, together with its Affiliates, holds less than ten percent (10%) of the outstanding equity of any Competitor and does not, nor do any of its Affiliates, have a right to designate any members of the board of directors of any Competitor.

“Controlled Affiliate” shall mean, with respect to any Person, any Affiliate of the specified Person that is, directly or indirectly, controlled (as defined in the definition of “Affiliate”) by the specified Person.

“Exchange Act” shall mean the Securities Exchange Act of 1934, or any successor federal statute, and the rules and regulations promulgated thereunder, all as amended, and as the same may be in effect from time to time.

“GAAP” means the United States generally accepted accounting principles, consistently applied.

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“Governmental Authority” means any government, court, regulatory or administrative agency, arbitrator (public or private), commission or authority or other legislative, executive or judicial governmental entity (in each case including any self-regulatory organization), whether federal, state or local, domestic, foreign or multinational.

“Group” shall mean any “group” as such term is used in Section 13d-5 of the Exchange Act.

“Initial Investor” shall have the meaning set forth in the preamble.

“Investor” means the Initial Investor and any Parent Controlled Affiliates that are either transferees or assignees of Class A Preferred Stock in accordance with Article III and Section 6.2, respectively.

“IRS” shall have the meaning set forth in Section 6.1.

“IRS Form” shall have the meaning set forth in Section 6.1.

“Judgement” shall mean any order, judgement, injunction, ruling, writ or decree of any Governmental Authority.

“Law” shall mean applicable federal, state, local or foreign law, statute, ordinance, rule, regulation, Judgement, order, injunction, decree or agency requirement of any United States or foreign governmental or regulatory agency, commission, court, body, entity, authority or self-regulatory organization.

“Limitation Period” shall mean the 90-day period beginning as of the 90th day prior to the second anniversary of the Closing.

“Parent” shall mean any entity that is or performs the functions of, directly or indirectly, the managing member or general partner of the Investor or is the investment manager with respect to such entity and all such entities collectively.

“Parent Controlled Affiliate” shall mean Parent of Investor and any Controlled Affiliate of Investor or Parent.

“Person” shall mean a legal person, including any individual, corporation, company, partnership, joint venture, association, joint-stock company, trust, limited liability company or unincorporated association or any other entity or organization, including a government or any agency or political subdivision thereof, or any other entity of whatever nature.

“Prohibited Transferee” means, as of any date of determination, a Competitor or a Person that is listed in the SharkWatch 50 list or, if such list no longer exists, a mutually agreed comparable list of known activist investors, or any of their respective Affiliates.

“Proprietary Information” shall have the meaning set forth in Section 5.1(a).

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“Registrable Securities” shall have the meaning set forth in the Registration Rights Agreement.

“Registration Rights Agreement” shall mean the Registration Rights Agreement, dated as of the date hereof, executed and delivered between the Company, the Initial Investor and certain other parties thereto concurrently with the execution and delivery of this Agreement.

“Restated Certificate” shall mean the Company’s Amended and Restated Certificate of Incorporation, as amended from time to time.

“Securities” shall mean (a) shares of Class A Preferred Stock, (b) shares of Class A Preferred Stock issued as payment of dividends in kind pursuant to the Restated Certificate and (c) the Registrable Securities.

“Securities Act” shall mean the U.S. Securities Act of 1933, and any similar or successor federal statute, and the rules and regulations promulgated thereunder, all as amended, and as the same may be in effect from time to time.

“Subsidiary” of any Person means any corporation, limited liability company, partnership, association, trust or other entity of which securities or other ownership interests representing more than 50% of the ordinary voting power (or, in the case of a partnership, more than 50% of the general partnership interests) are owned by such Person or one or more Subsidiaries of such Person or by such Person and one or more Subsidiaries of such Person.

“Transaction Documents” means this Agreement, the Certificate of Designations, the Backstop Agreement, the Merger Agreement (as defined in the Backstop Agreement), and all the agreements, documents, instruments and certificates entered into in connection herewith or therewith and any and all exhibits and schedules thereto.

“Transfer” (or “Transferred”) by any Person means, directly or indirectly, to sell, transfer, assign, pledge, encumber, hypothecate or otherwise dispose of or transfer (by the operation of law or otherwise), either voluntarily or involuntarily, or to enter into any contract, option or other arrangement, agreement or understanding with respect to the sale, transfer, assignment, pledge, encumbrance, hypothecation or other disposition or transfer (by the operation of law or otherwise), of any shares of equity securities beneficially owned by such Person or of any interest in any shares of equity securities beneficially owned by such Person; provided, however, that, notwithstanding anything to the contrary in this Agreement, a Transfer shall not include (a) the conversion of one or more shares of Class A Preferred Stock into shares of Class A Common Stock pursuant to the Certificate of Designations, (b) the redemption or other acquisition of Common Stock or Class A Preferred Stock by the Company or (c) the direct or indirect transfer (by the operation of law or otherwise) of any limited partnership interests or other equity interests in an Investor (or any direct or indirect parent entity of such Investor).

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ARTICLE II

REPRESENTATIONS AND WARRANTIES

Section 2.1    Representations and Warranties of the Company. The Company represents and warrants to the Initial Investor as of the date hereof as follows:

(a)    The Company has been duly incorporated and is validly existing as a corporation in good standing under the Laws of the State of Delaware, and has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby.

(b)    The execution, delivery and performance of this Agreement by the Company and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of the Company.

(c)    This Agreement has been duly authorized, validly executed and delivered by the Company, and assuming due authorization, execution and delivery of this Agreement by the Initial Investor, constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except to the extent that the enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar Laws affecting the enforcement of creditors’ rights generally and general equitable principles, regardless of whether such enforceability is considered in a proceeding at Law or in equity (“Bankruptcy Exceptions”).

Section 2.2    Representations and Warranties of the Initial Investor. The Initial Investor represents and warrants to the Company as of the date hereof as follows:

(a)    The Initial Investor has been duly organized and is validly existing and in good standing under the Laws of the jurisdiction of its organization, and has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby.

(b)    The execution, delivery and performance of this Agreement by the Initial Investor and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Initial Investor.

(c)    This Agreement has been duly authorized, validly executed and delivered by the Initial Investor, and assuming due authorization, execution and delivery of this Agreement by the Company, constitutes a valid and binding obligation of the Initial Investor, enforceable against the Initial Investor in accordance with its terms, except to the extent that the enforcement thereof may be limited by the Bankruptcy Exceptions.

ARTICLE III

TRANSFER AND HEDGING RESTRICTIONS; STANDSTILL PROVISIONS

Section 3.1    Transfer Restrictions.

(a)    The Investor will not Transfer any Class A Preferred Stock.

(b)    During the Limitation Period, the Investor will not make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a short sale of or the purpose of which is to offset the loss which results from

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a decline in the market price of, any shares of Class A Preferred Stock or Common Stock (the “Prohibited Stock”), or otherwise establish or increase, directly or indirectly, a put equivalent position, as defined in Rule 16a-1(h) under the Exchange Act, with respect to any of the Prohibited Stock or any other capital stock of the Company.

(c)    Notwithstanding Section 3.1(a) and (b), the Investor shall be permitted to Transfer any portion or all of its Prohibited Stock at any time under the following circumstances:

(i)    Transfers to any Affiliates of the Investor, but only if the transferee agrees in writing prior to such Transfer for the express benefit of the Company (in form and substance reasonably satisfactory to the Company and with a copy thereof to be furnished to the Company) to be bound by the terms of this Agreement and if the transferee and the transferor agree for the express benefit of the Company that the transferee shall Transfer the Prohibited Stock so Transferred back to the transferor at or before such time as the transferee ceases to be an Affiliate of the transferor;

(ii)    Transfers pursuant to a merger, tender offer or exchange offer or other business combination acquisition of all or substantially all of the assets or similar transaction or any Change of Control (as defined in the Certificate of Designations) transaction involving the Company or any Subsidiary that, in each case, is approved by the Board;

(iii)    Transfers pursuant to a tender offer or exchange offer by a third party that is approved by the Board and is for more than fifty percent (50%) of the voting power of all of the Company’s then-outstanding common equity; and

(iv)    Transfers that have been approved in writing by the Board (such approval not to be unreasonably withheld, conditioned or delayed).

(d)    Subject to Section 3.1(c), the Investor will not at any time, directly or indirectly Transfer any Prohibited Stock to a Prohibited Transferee. Notwithstanding the foregoing, nothing in this Section 3.1(d) shall restrict any Transfer into the public market pursuant to a bona-fide, underwritten public offering made pursuant to the Registration Rights Agreement or through a customary brokerage transaction in which the Investor does not know the identity of the acquirer of such interests.

(e)    Any attempted Transfer in violation of this Section 3.1 shall be null and void ab initio.

(f)    All certificates or other instruments representing the Class A Preferred Stock or Class A Common Stock issued upon conversion of the Class A Preferred Stock will bear a legend (and appropriate comparable notations or other arrangements will be made with respect to any uncertificated shares) substantially to the following effect:

THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT

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BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT WHILE A REGISTRATION STATEMENT RELATING THERETO IS IN EFFECT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT AND SUCH LAWS.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO TRANSFER AND OTHER RESTRICTIONS SET FORTH IN AN INVESTOR RIGHTS AGREEMENT, DATED AS OF SEPTEMBER     , 2022, COPIES OF WHICH ARE ON FILE WITH THE SECRETARY OF THE ISSUER.

(g)    Upon request of the applicable Investor, upon receipt by the Company of an opinion of counsel reasonably satisfactory to the Company to the effect that such legend is no longer required under the Securities Act and applicable state securities laws, the Company shall promptly cause the first paragraph of the legend to be removed from any certificate (or the removal of such notations or arrangements) for any Prohibited Stock to be Transferred in accordance with the terms of this Agreement and the second paragraph of the legend shall be removed upon the expiration of such transfer and other restrictions set forth in this Agreement (and, for the avoidance of doubt, immediately prior to any termination of this Agreement).

Section 3.2    Standstill and Other Restrictions. During the Limitation Period, without the approval of the Board, the Investor and its Controlled Affiliates shall not, directly or indirectly: (i) in any way acquire, offer or propose to acquire, or agree to acquire, in any manner (including by means of merger, consolidation, reorganization, recapitalization or otherwise), Beneficial Ownership of any securities of the Company or its Subsidiaries (including convertible securities) if immediately following such acquisition or agreement, the Investor and its Controlled Affiliates would Beneficially Own in the aggregate more than the Aggregate Voting Power or economic interest of the Company acquired by the Investor as of the date hereof (treating securities convertible into or exercisable for voting securities, economic interests or Common Stock that are Beneficially Owned by the Investor or the Parent Controlled Affiliates as fully converted into or exercised for the underlying voting securities, economic interests or Common Stock without regard to the exercisability, vesting or similar provisions and restrictions thereof) or (ii) publicly seek, directly or indirectly, any amendment, waiver, or release of, or to contest the validity of, any of the restrictions contained in this Section 3.2 (including this clause (ii)) by the Company. The restrictions of this Section 3.2 shall terminate upon the occurrence of a Change of Control.

ARTICLE IV

EFFECTIVENESS AND TERMINATION

Section 4.1    Termination. This Agreement will be effective as of the date hereof and will continue in effect thereafter until the earliest of (a) its termination by the mutual written agreement of the Company and the Investor, (b) except as otherwise specifically provided herein with respect to particular Sections of this Agreement, at such time as the Investor no longer Beneficially Owns any Securities and (c) the dissolution, liquidation and winding up of the Company.

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ARTICLE V

ACCESS, INFORMATION AND CONFIDENTIALITY

Section 5.1    Confidentiality.

(a)    Subject to Section 5.1(b), each party to this Agreement will hold, will cause its respective directors, officers, partners, employees, agents, consultants and advisors to hold, and will cause its respective Controlled Affiliates and any other Affiliate to whom it releases or discloses Proprietary Information and their respective directors, officers, partners, employees, agents, consultants and advisors to hold in strict confidence, all non-public records, books, contracts, instruments, computer data and other data and information, including without limitation, information regarding finances and results, technology, trade secrets, know-how, customers, vendors, business and/or strategic plans, marketing activities, financial data and other business affairs and any IRS Form and any documents, supplements or schedules attached thereto or included therein (collectively, “Proprietary Information”) concerning the other party hereto, its former, current or future representatives or any former, current or future representatives of such representatives furnished to it by, or on behalf of, such other party pursuant to this Agreement (except to the extent that such information can be shown to have been (i) previously known by such party on a non-confidential basis, (ii) in the public domain through no fault of such party or (iii) later lawfully acquired from other sources not known to or suspected by such party to be prohibited from disclosing such Proprietary Information by a contractual, legal or fiduciary obligation) and neither party hereto shall release or disclose such Proprietary Information to any other Person, except its representatives (subject to the terms of this Section 5.1(a)).

(b)    In the event that any party or any of its representatives (a “Disclosing Party”) is requested pursuant to, or required by, applicable Law, regulation or legal process to disclose any Proprietary Information of the other party (a “Disclosed Party”), then before substantively responding to any such request or requirement, to the extent permitted by Law, such Disclosing Party will provide, or cause its Controlled Affiliate to provide and instruct its other representative to provide, the Disclosed Party with prompt written notice of any such request or requirement so that it may, at its sole expense, seek a protective order or other appropriate remedy, or both, or waive compliance with the provisions of this Section 5.1(b) or other appropriate remedy, or if it so directs, the Disclosing Party will exercise its own reasonable best efforts, at the Disclosed Party’s expense, to assist it in obtaining a protective order or other appropriate remedy. If, failing the entry of a protective order or other appropriate remedy or the receipt of a waiver hereunder, disclosure of any Proprietary Information is, in the opinion of the Disclosing Party’s counsel, required, the Disclosing Party may, without liability hereunder, furnish only that portion of the Proprietary Information which in the opinion of the Disclosing Party’s counsel is required to be so furnished pursuant to Law, regulation or legal process.

(c)    The obligations of the parties under this Section 5.1 shall terminate one year after the termination of this Agreement.

Section 5.2    Access and Information. Following the Closing, in order to facilitate the Investor’s compliance with legal and regulatory requirements applicable to the beneficial ownership by the Investor and its Affiliates of equity securities of the Company and oversight of the Investment, the Company agrees to provide the Investor with the following:

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(a)    reasonable access, to the extent reasonably requested by the Investor, to the offices and the properties of the Company and its Subsidiaries, including its and their books and records, audited annual financial statements and unaudited quarterly financial statements prepared in accordance with GAAP, and to discuss its and their affairs, finances and accounts with its and their officers, all upon reasonable notice and at such reasonable times and as often as the Investor may reasonably request, provided that any investigation pursuant to this Section 5.2 shall be conducted in a manner as not to interfere unreasonably with the conduct of the business of the Company and its Subsidiaries; and

(b)    copies of all substantive materials provided to the Board at substantially the same time as provided to the directors of the Company unless the Investor has notified the Company in writing that it elects not to receive such information;

provided that the Company shall not be obligated to provide such access or materials if the Company determines, in its reasonable judgement, that doing so would (i) violate or prejudice the rights of its and its Subsidiaries’ customers, (ii) result in the disclosure of trade secrets or competitively sensitive information to third parties, (iii) violate applicable Law, an applicable Judgement or a contract or obligation of confidentiality owing to a third party, (iv) jeopardize the protection of an attorney-client privilege, attorney work product protection or other legal privilege (provided, however, that the Company shall use reasonable efforts to provide alternative, redacted or substitute documents or information in a manner that would not result in the loss of the ability to assert attorney-client privilege, attorney work-product protection or other legal privileges), (v) be adverse to the interests of the Company or any of its Subsidiaries in any pending or threatened Action or (vi) expose the Company or its Subsidiaries to risk of liability for disclosure of sensitive or personal information; provided that the parties shall use their commercially reasonable efforts to disclose such information in a manner that would not violate the foregoing. In addition, notwithstanding anything to the contrary contained herein, neither the Company nor any of its Subsidiaries will be required to provide any information or material that relate to, contain or reflect any analyses, studies, notes, memoranda and other information related to or prepared in connection with (A) this Agreement, the Backstop Agreement, the Certificate of Designations, Registration Rights Agreement or any other documents executed in connection therewith, (B) transactions contemplated hereby and thereby, or (C) any matters relating thereto or any transactions with or matters relating to the Investor or any of Investor’s Affiliates.

ARTICLE VI

MISCELLANEOUS

Section 6.1    Tax Matters. On the Closing Date, and from time to time thereafter as any previously delivered form or other document expires or becomes inaccurate or any subsequent Investor acquires Class A Preferred Stock or Class A Common Stock or at any other time as the Company may reasonably request, (a) in the case of any Investor that is a U.S. person for U.S. federal income tax purposes, the Investor shall deliver, or cause to be delivered, to the Company one or more duly completed Internal Revenue Service (“IRS”) Form W-9 (or successor thereto) and (b) in the case of any Investor that is not a U.S. person for U.S. federal income tax purposes, the Investor shall deliver, or cause to be delivered, to the Company one or more duly completed applicable Form W-8 (or successors thereto), in each case together with any applicable related withholding or other statement or form (each, an “IRS Form”), confirming, to the extent permitted by law, that the Company is not required to deduct or withhold any amount of U.S. federal tax in respect of distributions by the Company to the Investor.

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Section 6.2    Successors and Assigns. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto, in whole or in part (whether by operation of Law or otherwise), without the prior written consent of each of the other parties; provided that the Company may assign the rights and obligations under this Agreement to a successor and the Investor may, pursuant and subject to Article III, assign all or a portion of its rights, interests and obligations under this Agreement, including its rights, interests and obligations under Article V, without the prior written consent of the Company, to any Parent Controlled Affiliate, but only if the assignee agrees in writing for the benefit of the Company (with a copy thereof to be furnished to the Company) to be bound by the terms of this Agreement (for the avoidance of doubt, any such assignee shall be included in the term “Investor”); provided, further, that no such assignment shall relieve the assigning Investor of its obligations hereunder. Subject to the immediately preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns. For purposes of this Agreement, “successor” for any entity other than a natural person shall mean a successor to such entity as a result of such entity’s merger, consolidation, sale of substantially all of its assets, or similar transaction. Any attempted assignment in violation of this Section 6.2 shall be void.

Section 6.3    Amendments; Waiver; Company Action. This Agreement may not be modified or amended except pursuant to an instrument in writing signed by an authorized officer of the Company and the Investor. Any party may waive in whole or in part any benefit or right provided to it under this Agreement, such waiver being effective only if contained in a writing executed by the waiving party. No failure by any party to insist upon the strict performance of any covenant, duty, agreement or condition of this Agreement or to exercise any right or remedy consequent upon breach thereof shall constitute a waiver of any such breach or of any other covenant, duty, agreement or condition, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

Section 6.4    Notices. Except as otherwise provided in this Agreement, all notices, requests, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered by hand or overnight courier service, or when received by facsimile transmission if promptly confirmed, as follows:

If to the Company:

250 E. Germann Rd

Gilbert, AZ 85291

Attn: [***]

E-mail: [***]

with a copy to (which shall not constitute notice):

Footprint International, Inc.

[***]

250 E. Germann Rd

Gilbert, AZ 85291

Attn:     [***]

E-mail: [***]

and

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Kirkland & Ellis LLP

3330 Hillview Avenue

Palo Alto, CA 94304

Attn:     [***]

 [***]

 [***]

E-mail: [***]

 [***]

 [***]

If to the Investor:

222 Investments LLC

c/o Cleveland Avenue

222 N. Canal, 3rd Floor

Chicago, IL 60606

Attn:    Legal

E-mail: [***]

with a copy (which shall not constitute notice) to:

Riley Safer Holmes & Cancila

70 W. Madison, Suite 2900

Chicago, IL 60602

Attn:      [***]

E-mail: [***]

or to such other address or e-mail address as either party may, from time to time, designate in a written notice given in a like manner.

Section 6.5    Governing Law. This Agreement will be governed by and construed in accordance with the Laws of the State of Delaware applicable to contracts made and to be performed within the State of Delaware, without giving effect to conflicts of law rules that would require or permit the application of the Laws of another jurisdiction.

Section 6.6    Specific Performance; Jurisdiction.

(a)    The parties agree that irreparable damage would occur for which money damages would not suffice in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached and that the parties would not have any adequate remedy at Law. It is accordingly agreed that the non-breaching party

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shall be entitled to an injunction, temporary restraining order or other equitable relief exclusively in the Delaware Court of Chancery enjoining any such breach and enforcing specifically the terms and provisions hereof, or in the event (but only in the event) that such court does not have subject matter jurisdiction over such action or proceeding, in the United States District Court for the District of Delaware or another court sitting in the state of Delaware. The foregoing is in addition to any other remedy to which any party is entitled at Law, in equity or otherwise.

(b)    Each of the parties hereto irrevocably agrees that any legal action or proceeding in connection with or with respect to this Agreement and the rights and obligations arising hereunder, or for recognition and enforcement of any judgement in respect of this Agreement and the rights and obligations arising hereunder brought by the other party hereto or its successors or assigns shall be brought and determined exclusively in the Delaware Court of Chancery, or in the event (but only in the event) that such court does not have subject matter jurisdiction over such action or proceeding, in the United States District Court for the District of Delaware or another court sitting in the state of Delaware. Each of the parties hereto hereby irrevocably submits with regard to any such action or proceeding for itself and in respect of its property, generally and unconditionally, to the personal jurisdiction of the aforesaid courts and agrees that it will not bring any action in connection with or relating to this Agreement or any of the transactions contemplated by this Agreement in any court other than the aforesaid courts. Each of the parties hereto hereby irrevocably waives, and agrees not to assert, by way of motion, as a defense, counterclaim or otherwise, in any action or proceeding in connection with or with respect to this Agreement, (i) any claim that it is not personally subject to the jurisdiction of the above-named courts for any reason other than the failure to serve in accordance with this Section 6.6, (ii) any claim that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgement, attachment in aid of execution of judgement, execution of judgement or otherwise) and (iii) to the fullest extent permitted by the applicable Law, any claim that (A) the suit, action or proceeding in such court is brought in an inconvenient forum, (B) the venue of such suit, action or proceeding is improper or (C) this Agreement, or the subject matter hereof, may not be enforced in or by such courts.

(c)    Each of the parties hereto irrevocably consents to the service of any summons and complaint and any other process in any other action in connection with or relating to this Agreement, on behalf of itself or its property, by the personal delivery of copies of such process to such party or by sending or delivering a copy of the process to the party to be served at the address and in the manner provided for the giving of notices in Section 6.4. Nothing in this Section 6.6 shall affect the right of any party hereto to serve legal process in any other manner permitted by Law.

Section 6.7    Waiver of Jury Trial. Each party hereby waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect of any suit, action or other proceeding arising out of this Agreement or any transaction contemplated hereby. Each party (a) certifies and acknowledges that no representative, agent or attorney of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce the foregoing waiver, and (b) acknowledges that it understands and has considered the implications of this waiver and makes this waiver voluntarily, and that it and the other parties have been induced to enter into the Agreement by, among other things, the mutual waivers and certifications in this Section 6.7.

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Section 6.8    Headings. The descriptive headings of the several sections in this Agreement are for convenience only and do not constitute a part of this Agreement and shall not be deemed to limit or affect in any way the meaning or interpretation of this Agreement.

Section 6.9    Entire Agreement. This Agreement, the other Transaction Documents and the schedules and exhibits attached to any such documents constitute the entire agreement and understanding between the Company and the Investor with respect to the matters referred to herein and supersede all prior agreements, understandings or representations, in each case among the parties, with respect to such matters.

Section 6.10    Severability. If any term or provision of this Agreement or any application thereof shall be declared or held invalid, illegal or unenforceable, in whole or in part, whether generally or in any particular jurisdiction, such provision shall be deemed amended to the extent, but only to the extent, necessary to cure such invalidity, illegality or unenforceability, and the validity, legality and enforceability of the remaining provisions, both generally and in every other jurisdiction, shall not in any way be affected or impaired thereby.

Section 6.11    Counterparts. This Agreement may be signed in two or more counterparts, each of which shall constitute an original and all of which together shall constitute one and the same agreement.

Section 6.12    Interpretation. When a reference is made in this Agreement to an Article, Section, Exhibit or Schedule, such reference is to an Article or Section of, or an Exhibit or Schedule to, this Agreement unless otherwise indicated. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words “include,” “includes” and “including” are used in this Agreement, they are deemed to be followed by the words “without limitation.” For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires, (a) the terms defined include the plural as well as the singular, and (b) the words “herein,” “hereof” and “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section or other subdivision. For all purposes of this Agreement, any reference to “Investor” shall, if there is more than one Investor at any time, refer to each Investor individually and all of them collectively.

Section 6.13    No Third Party Beneficiaries. Nothing in this Agreement, expressed or implied, is intended to confer upon any Person, other than the parties hereto or permitted assignees of the Investor pursuant to Article III and Section 6.2, or their respective successors, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

Section 6.14    Conflicting Agreements. The Company has not entered into, and, from and after the date hereof, shall not enter into, any agreement, arrangement or understanding which (a) violates or conflicts with any provision of this Agreement or (b) impedes or prevents the Company’s ability to fulfill and comply with its obligations, or the Investor’s ability to utilize its rights, set forth herein.

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IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed by their respective authorized officers as of the date set forth at the head of this Agreement.

FOOTPRINT INTERNATIONAL, INC.

By:
Name:
Title:

222 INVESTMENTS, LLC

By:
Name:
Title:

Exhibit C

Registration Rights Agreement

Final Form

AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

This AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of [●], 2022, is made and entered into by and among (i) Footprint International, Inc. (f/k/a Gores Holdings VIII, Inc.), a Delaware corporation (the “Company”), (ii) Gores Sponsor VIII LLC, a Delaware limited liability company (the “Sponsor”), (iii) Randall Bort, (iv) William Patton, (v) Jeffrey Rea (together with Randall Bort, William Patton, the Sponsor and their respective Permitted Transferees (as defined herein), the “Gores Holders”), (vi) the stockholders of Footprint International Holdco, Inc., a Delaware corporation (“Footprint”), party hereto (such stockholders, and their respective Permitted Transferees, the “Footprint Holders”) and (vii) 222 Investments, LLC, a Delaware limited liability company (the “222 Investments” and, together with its Permitted Transferees, the “222 Holders”). The Gores Holders, the Footprint Holders, the 222 Holders and any person or entity who hereafter becomes a party to this Agreement pursuant to Section 5.2 of this Agreement, a “Holder” and collectively the “Holders.”

RECITALS

WHEREAS, the Company and the Sponsor have entered into that certain Securities Subscription Agreement (the “Founder Shares Purchase Agreement”), dated as of January 11, 2021, pursuant to which the Sponsor purchased an aggregate of 8,625,000 shares (the “Founder Shares”) of the Company’s Class F common stock, par value $0.0001 per share, on February 23, 2021, the Sponsor transferred an aggregate of 75,000 shares of Class F Common Stock to the other Gores Holders and on the date hereof, the Sponsor surrendered 2,502,750 Founder Shares, resulting in there being an aggregate of 6,122,250 Founder Shares outstanding immediately prior to the closing of the Transactions (as defined below);

WHEREAS, upon the closing of the transactions (the “Transactions”) contemplated by that certain Agreement and Plan of Merger, dated December 13, 2021 (as amended from time to time, the “Merger Agreement”), by and among the Company, Frontier Merger Sub II, LLC, a Delaware limited liability company and wholly-owned subsidiary of the Company (“Merger Sub LLC”), Frontier Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of Merger Sub LLC, and Footprint, 6,122,250 Founder Shares were converted into shares of the Company’s Class A common stock, par value $0.0001 per share (the “Common Stock”), on a one-to-one basis;

WHEREAS, on February 24, 2021, the Company and the Sponsor entered into that certain Sponsor Warrants Purchase Agreement, pursuant to which the Sponsor purchased 2,966,666 warrants (the “Private Placement Warrants”), in a private placement transaction occurring simultaneously with the closing of the Company’s initial public offering on March 1, 2021;

WHEREAS, on March 1, 2021, the Company and the Gores Holders entered into that certain Registration Rights Agreement (the “Existing Gores Registration Rights Agreement”), pursuant to which the Company granted the Gores Holders certain registration rights with respect to certain securities of the Company;

WHEREAS, on December 13, 2021, Footprint and the Footprint Holders entered into that certain Third Amended and Restated Registration Rights Agreement (the “Existing Footprint Registration Rights Agreement”), pursuant to which Footprint granted the Footprint Holders certain registration rights with respect to certain securities of Footprint;

WHEREAS, immediately after giving effect to the Transactions, in accordance with the Merger Agreement, the Footprint Holders shall receive shares of Common Stock;

WHEREAS, the Footprint Holders may receive additional shares of Common Stock (the “Earn Out Shares”) pursuant to the earn out provisions of the Merger Agreement;

WHEREAS, pursuant to Section 5.5 of the Existing Gores Registration Rights Agreement, the provisions, covenants and conditions set forth therein may be amended or modified upon the written consent of the Company and the Holders (as defined in the Existing Gores Registration Rights Agreement) of at least a majority-in-interest of the Registrable Securities (as defined in the Existing Gores Registration Rights Agreement) at the time in question;

WHEREAS, the Company and the Gores Holders desire to amend and restate the Existing Gores Registration Rights Agreement pursuant to Section 5.5 thereof in order to provide the Holders with registration rights with respect to the Registrable Securities on the terms set forth herein;

WHEREAS, pursuant to Section 2.13(d) of the Existing Footprint Registration Rights Agreement, the registration rights contained therein terminate upon the consummation of the Transactions;

WHEREAS, on [DATE], 2022, the Company and 222 Investments entered into that certain Backstop Agreement (the “Backstop Agreement”), pursuant to which 222 Investments agreed to purchase upon the closing of the Transactions an aggregate of up to 25,000,000 shares of the Company’s Class A Preferred Stock, par value $0.0001 per share and liquidation preference $10.00 per share (the “Preferred Stock”) which are convertible into shares of the Company’s Common Stock;

WHEREAS, on [DATE], 2022, the Sponsor and Footprint entered into that certain Letter Agreement (the “Backstop Commitment”), pursuant to which the Sponsor committed to purchase upon the closing of the Transactions an aggregate of up to [●] shares of Preferred Stock which are convertible into shares of the Company’s Common Stock;

WHEREAS, it is a condition to the closing of the transactions contemplated by the Backstop Agreement and Backstop Commitment that the Company, 222 Investments and the Sponsor enter into this Agreement in order to grant the 222 Holders and the Gores Holders holding Preferred Stock certain registration rights with respect to the shares of Common Stock issuable upon the conversion of Preferred Stock; and

WHEREAS, the Company and the Holders desire to define the registration rights of the Holders on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the representations, covenants and agreements contained herein, and certain other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

ARTICLE I

DEFINITIONS

1.1 Definitions. The terms defined in this Article I shall, for all purposes of this Agreement, have the respective meanings set forth below:

“222 Holders” shall have the meaning given in the Preamble.

“222 Investments” shall have the meaning given in the Preamble.

“Adverse Disclosure” shall mean any public disclosure of material non-public information, which disclosure, in the good faith judgment of the Chief Executive Officer of the Company or the Board, after consultation with counsel to the Company, (a) would be required to be made in any Registration Statement or Prospectus in order for the applicable Registration Statement or Prospectus not to contain any Misstatement, (b) would not be required to be made at such time if the Registration Statement were not being filed, declared effective or used, as the case may be, and (c) the Company has a bona fide business purpose for not making such information public.

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“Affiliate” means, with respect to a specified Person, each other Person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the Person specified; provided, however, that no Holder shall be deemed an Affiliate of any other Holder solely by reason of an investment in, or holding of Common Stock (or securities convertible or exchangeable for share of Common Stock) of, the Company. As used in this definition, “control” (including with correlative meanings, “controlled by” and “under common control with”) means possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of voting securities or by contract or other agreement); provided, however, that in no event shall the term “Affiliate” include any portfolio company of any Holder or their respective Affiliates (other than the Company).

“Aggregate Blocking Period” shall have the meaning given in Section 2.4.

“Agreement” shall have the meaning given in the Preamble.

“Backstop Agreement” shall have the meaning given in the Recitals.

“Backstop Commitment” shall have the meaning given in the Recitals.

“Block Trade” means a registered offering and/or sale of Registrable Securities with a total offering price reasonably expected to exceed $25,000,000 by any Holder on a coordinated or underwritten basis commonly known as a “block trade” (whether firm commitment or otherwise) not involving a roadshow or other substantial marketing efforts prior to pricing, including, without limitation, a same day trade, overnight trade or similar transaction.

“Board” shall mean the Board of Directors of the Company.

“Claims” shall have the meaning given in subsection 4.1.1.

“Closing Date” shall mean the date of this Agreement.

“Commission” shall mean the Securities and Exchange Commission.

“Commission Guidance” means (a) any publicly-available written guidance of the Commission staff, or any comments, requirements or requests of the Commission staff and (b) the Securities Act.

“Common Stock” shall have the meaning given in the Recitals.

“Company” shall have the meaning given in the Preamble.

“Company Shelf Takedown Notice” shall have the meaning given in subsection 2.1.3.

“Demand Registration” shall have the meaning given in subsection 2.2.1.

“Demanding Holder” shall mean, as applicable, (a) the applicable Holders making a written demand for the Registration of Registrable Securities pursuant to subsection 2.2.1, collectively, or (b) the applicable Holders making a written demand for a Shelf Underwritten Offering of Registrable Securities pursuant to subsection 2.1.3, collectively.

“Earn Out Shares” shall have the meaning given in the Merger Agreement.

“Effectiveness Deadline” shall have the meaning given in subsection 2.1.1.

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“Exchange Act” shall mean the Securities Exchange Act of 1934, as it may be amended from time to time.

“Existing Footprint Registration Rights Agreement” shall have the meaning given in the Recitals.

“Existing Gores Registration Rights Agreement” shall have the meaning given in the Recitals.

“FINRA” means the Financial Industry Regulatory Authority, Inc. or any successor thereto.

“Footprint” shall have the meaning given in the Preamble.

“Footprint Demanding Holders” shall have the meaning given in subsection 2.2.1.

“Footprint Holders” shall have the meaning given in the Preamble.

“Form S-1 Shelf” shall have the meaning given in subsection 2.1.2.

“Form S-3 Shelf” shall have the meaning given in subsection 2.1.2.

“Founder Shares” shall have the meaning given in the Recitals and shall be deemed to include the shares of Common Stock issued upon conversion thereof.

“Founder Shares Lock-up Period” shall mean, with respect to the Founder Shares, the period ending 180 days following the Closing Date.

“Founder Shares Purchase Agreement” shall have the meaning given in the Recitals.

“Gores Demanding Holders” shall have the meaning given in subsection 2.2.1.

“Gores-Footprint-222 Holders” shall mean the Gores Holders together with the Footprint Holders and the 222 Holders.

“Gores Holders” shall have the meaning given in the Preamble and shall also include any assignee of Sponsor purchasing Preferred Stock pursuant to the Backstop Agreement or a similar purchase agreement as a result of the Backstop Commitment, and their respective Permitted Transferees.

“Holders” shall have the meaning given in the Preamble.

“Immediate Family Member” means a child, stepchild, grandchild, parent, stepparent, grandparent, spouse, life partner or similar statutorily-recognized domestic partner, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships of a natural person referred to herein.

“Insider Letters” shall mean those certain letter agreements, dated as of March 1, 2021, by and between the Company and each of the Company’s officers, directors, director nominees and the Sponsor.

“Koch” shall have the meaning given in Section 5.10.

“Koch PIPE Shares” shall have the meaning given in Section 5.10.

“Maximum Number of Securities” shall have the meaning given in subsection 2.2.4.

“Merger Agreement” shall have the meaning given in the Recitals.

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“Merger Sub LLC” shall have the meaning given in the Recitals.

“Minimum Amount” shall have the meaning given in subsection 2.1.3.

“Misstatement” shall mean an untrue statement of a material fact or an omission to state a material fact required to be stated therein, or necessary to make the statements therein (in the case of any Prospectus or any preliminary Prospectus, in the light of the circumstances under which they were made) not misleading.

“Permitted Transferees” shall mean a person or entity to whom a Gores Holder, a Footprint Holder or a 222 Holder of Registrable Securities is permitted to Transfer such Registrable Securities prior to the expiration of the Founder Shares Lock-up Period or Private Placement Lock-up Period, as the case may be, under the Insider Letters, the bylaws of the Company as in effect from time to time or any other applicable agreement between such Gores Holder or such Footprint Holder, as applicable, and the Company.

“Person” shall mean any individual, firm, corporation, partnership, limited liability company, incorporated or unincorporated association, joint venture, joint stock company, governmental agency or instrumentality or other entity of any kind.

“Piggyback Registration” shall have the meaning given in subsection 2.3.1.

“Preferred Demanding Holders” shall have the meaning given in subsection 2.2.1.

“Preferred Stock” shall have the meaning given in the Recitals.

“Private Placement Lock-up Period” shall mean, with respect to Private Placement Warrants that are held by the initial purchasers of such Private Placement Warrants or their Permitted Transferees, and any of the Common Stock issued or issuable upon the exercise or conversion of the Private Placement Warrants and that are held by the initial purchasers of the Private Placement Warrants or their Permitted Transferees, the period ending 30 days after the Closing Date.

“Private Placement Warrants” shall have the meaning given in the Recitals.

“Pro Rata” shall have the meaning given in subsection 2.2.4.

“Prospectus” shall mean the prospectus included in any Registration Statement, as supplemented by any and all prospectus supplements and as amended by any and all post-effective amendments and including all material incorporated by reference in such prospectus.

“Registrable Security” shall mean: (a) any outstanding share of Common Stock and the Private Placement Warrants held by a Holder (i) as of the date of this Agreement or (ii) hereafter acquired by a Holder to the extent such shares of Common Stock or Private Placement Warrants are “restricted securities” (as defined in Rule 144) or are otherwise held by an “affiliate” (as defined in Rule 144) of the Company; (b) any share of Common Stock issued upon the conversion of the Founder Shares and upon the exercise of any Private Placement Warrants held by a Holder; (c) any share of Common Stock issued or issuable as Earn Out Shares to the Footprint Holders; (d) any shares of Common Stock issued upon the conversion of any Preferred Stock held by a Holder that have not been redeemed by the Company for cash or other form of consideration; and (e) any other equity security of the Company issued or issuable with respect to any such share of Common Stock referred to in the foregoing clauses (a) through (d) by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise; provided, however, that, as to any particular Registrable Security, such securities shall cease to be Registrable Securities when: (i) a Registration Statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been sold, transferred, disposed of or exchanged by the applicable Holder in accordance with such Registration Statement; (ii) such securities shall have been otherwise transferred, new

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certificates for such securities not bearing (or book entry positions not subject to) a legend restricting further transfer shall have been delivered by the Company and subsequent public distribution of such securities shall not require registration under the Securities Act; (iii) such securities shall have ceased to be outstanding; or (iv) such securities have been sold to, or through, a broker, dealer or underwriter in a public distribution or other public securities transaction.

“Registration” shall mean a registration, including a shelf takedown pursuant to a Shelf Takedown Notice or Company Shelf Takedown Notice, effected by preparing and filing a registration statement, Prospectus or similar document in compliance with the requirements of the Securities Act, and the applicable rules and regulations promulgated thereunder, and such registration statement becoming effective.

“Registration Expenses” shall mean the out-of-pocket expenses of a Registration, including, without limitation, the following:

(a) all registration and filing fees (including fees with respect to filings required to be made with FINRA) and any national securities exchange on which the Common Stock is then listed;

(b) fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel for the Underwriters in connection with blue sky qualifications of Registrable Securities);

(c) fees and disbursements of underwriters customarily paid by issuers or sellers of securities, but excluding underwriter discounts and commissions and transfer taxes, if any;

(d) printing, messenger, telephone and delivery and road show or other marketing expenses;

(e) reasonable fees and disbursements of counsel for the Company;

(f) reasonable fees and disbursements of all independent registered public accountants of the Company incurred specifically in connection with such Registration; and

(g) reasonable fees and expenses of one (1) legal counsel (and any local or foreign counsel) selected by (i) in the case of a Demand Registration pursuant to Section 2.2 or a Shelf Underwritten Offering pursuant to Section 2.1, a majority-in-interest of the Demanding Holders initiating a Demand Registration or Shelf Underwritten Offering (including, without limitation, a Block Trade), as applicable, or (ii) in the case of a Registration under Section 2.3 initiated by the Company for its own account or that of a Company stockholder other than pursuant to rights under this Agreement, a majority-in-interest of participating Holders, in the case of (i) and (ii), not to exceed $50,000 without the consent of the Company.

“Registration Statement” shall mean any registration statement that covers the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus included in such registration statement, amendments (including post-effective amendments) and supplements to such registration statement, and all exhibits to and all material incorporated by reference in such registration statement.

“Removed Shares” shall have the meaning given in Section 2.6.

“Requesting Holder” shall have the meaning given in subsection 2.2.1.

“Securities Act” shall mean the Securities Act of 1933, as amended from time to time.

“Shelf Takedown Notice” shall have the meaning given in subsection 2.1.3.

“Shelf Underwritten Offering” shall have the meaning given in subsection 2.1.3.

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“Sponsor” shall have the meaning given in the Preamble.

“Subscription Agreements” shall mean those certain subscription agreements dated December 13, 2021 by and between the Company and certain subscribers to shares of Common Stock.

“Transactions” shall have the meaning given in the Recitals.

“Transfer” shall mean the (a) sale or assignment of, offer to sell, contract or agreement to sell, hypothecate, pledge, grant of any option to purchase or otherwise dispose of or agreement to dispose of, directly or indirectly, or establishment or increase of a put equivalent position or liquidation with respect to or decrease of a call equivalent position within the meaning of Section 16 of the Exchange Act with respect to, any security, (b) entry into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any security, whether any such transaction is to be settled by delivery of such securities, in cash or otherwise, or (c) public announcement of any intention to effect any transaction specified in clause (a) or (b).

“Underwriter” shall mean a securities dealer who purchases any Registrable Securities as principal in an Underwritten Offering and not as part of such dealer’s market-making activities.

“Underwritten Registration” or “Underwritten Offering” shall mean a Registration in which securities of the Company are sold to an Underwriter in a firm commitment underwriting for distribution to the public.

ARTICLE II

REGISTRATIONS

2.1     Shelf Registration.

2.1.1     The Company shall, as soon as practicable, but in any event within thirty (30) days after the Closing Date, file a Registration Statement under the Securities Act to permit the public resale of all the Registrable Securities held by the Holders from time to time as permitted by Rule 415 under the Securities Act (or any successor or similar provision adopted by the Commission then in effect) on the terms and conditions specified in this subsection 2.1.1 and shall use its commercially reasonable efforts to cause such Registration Statement to be declared effective as soon as practicable after the filing thereof, but in no event later than sixty (60) days following the filing deadline (the “Effectiveness Deadline”); provided, that the Effectiveness Deadline shall be extended to ninety (90) days after the filing deadline if the Registration Statement is reviewed by, and receives comments from, the Commission. The Registration Statement filed with the Commission pursuant to this subsection 2.1.1 shall be on Form S-3 or, if Form S-3 is not then available to the Company, on Form S-1 or such other form of registration statement as is then available to effect a registration for resale of such Registrable Securities, covering such Registrable Securities, and shall contain a Prospectus in such form as to permit any Holder to sell such Registrable Securities pursuant to Rule 415 under the Securities Act (or any successor or similar provision adopted by the Commission then in effect) beginning on the effective date for such Registration Statement. A Registration Statement filed pursuant to this subsection 2.1.1 shall provide for the resale pursuant to any method or combination of methods legally available to, and requested by, the Holders. The Company shall use its best efforts to cause a Registration Statement filed pursuant to this subsection 2.1.1 to remain effective, and to be supplemented and amended to the extent necessary to ensure that such Registration Statement is available or, if not available, that another Registration Statement is available (including to use its best efforts to add Registrable Securities held by Permitted Transferees), for the resale of all the Registrable Securities held by the Holders until all such Registrable Securities have ceased to be Registrable Securities. As soon as practicable following the effective date of a Registration Statement filed pursuant to this subsection 2.1.1, but in any event within one (1) business day of such date, the Company shall notify the Holders of the effectiveness of such Registration Statement. When effective, a Registration Statement filed pursuant to this subsection 2.1.1 (including the documents incorporated therein by reference) will comply as to form in all material respects with all applicable requirements of the Securities Act and the Exchange Act and will not contain an untrue statement

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of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of any Prospectus contained in such Registration Statement, in the light of the circumstances under which such statement is made).

2.1.2     If the Company files a shelf registration statement on Form S-3 (a “Form S-3 Shelf”) and thereafter the Company becomes ineligible to use Form S-3 for secondary sales, the Company shall use its commercially reasonable efforts to file a shelf registration on Form S-1 (a “Form S-1 Shelf”) as promptly as practicable to replace the Form S-3 Shelf and to have the Form S-1 Shelf declared effective as promptly as practicable and to cause such Form S-1 Shelf to remain effective, and to be supplemented and amended to the extent necessary to ensure that such Registration Statement is available or, if not available, that another Registration Statement is available, for the resale of all the Registrable Securities held by the Holders until all such Registrable Securities have ceased to be Registrable Securities. Upon such date as the Company becomes eligible to use Form S-3 for secondary sales or, in the case of a Form S-1 Shelf filed to register the resale of Removed Shares pursuant to Section 2.6 hereof, upon such date as the Company becomes eligible to register all of the Removed Shares for resale on a Form S-3 Shelf pursuant to the Commission Guidance and, if applicable, without a requirement that any of the Gores-Footprint-222 Holders be named as an “underwriter” therein, the Company shall use its commercially reasonable efforts to file a Form S-3 Shelf as promptly as practicable to replace the applicable Form S-1 Shelf and to have the Form S-3 Shelf declared effective as promptly as practicable and to cause such Form S-3 Shelf to remain effective, and to be supplemented and amended to the extent necessary to ensure that such Registration Statement is available or, if not available, that another Registration Statement is available, for the resale of all the Registrable Securities thereunder held by the applicable Holders until all such Registrable Securities have ceased to be Registrable Securities.

2.1.3     At any time and from time to time following the effectiveness of the shelf registration statement required by subsection 2.1.1, any Holder may request to sell all or a portion of their Registrable Securities in an underwritten offering that is registered pursuant to such shelf registration statement, including a Block Trade (a “Shelf Underwritten Offering”), provided that such Holder(s) reasonably expects to sell Registrable Securities yielding aggregate gross proceeds in excess of $15,000,000 from such Shelf Underwritten Offering (the “Minimum Amount”). All requests for a Shelf Underwritten Offering shall be made by giving written notice to the Company (the “Shelf Takedown Notice”). Each Shelf Takedown Notice shall specify the approximate number of Registrable Securities proposed to be sold in the Shelf Underwritten Offering and the expected price range (net of underwriting discounts and commissions) of such Shelf Underwritten Offering. Except with respect to any Registrable Securities distributed by the Sponsor to its members following the expiration of the Founder Shares Lock-up Period or the Private Placement Lock-up Period, as applicable, within three (3) days after receipt of any Shelf Takedown Notice, the Company shall give written notice of such requested Shelf Underwritten Offering to all other Holders of Registrable Securities (the “Company Shelf Takedown Notice”) and, subject to the provisions of subsection 2.2.4, shall include in such Shelf Underwritten Offering all Registrable Securities with respect to which the Company has received written requests for inclusion therein, within five (5) business days after sending the Company Shelf Takedown Notice, or, in the case of a Block Trade, as provided in Section 2.5. The Company shall enter into an underwriting agreement in a form as is customary in Underwritten Offerings of securities by the Company with the managing Underwriter or Underwriters selected by the Holders requesting such Shelf Underwritten Offering (which managing Underwriter or Underwriters shall be subject to approval of the Company, which approval shall not be unreasonably withheld) and shall take all such other reasonable actions as are requested by the managing Underwriter or Underwriters in order to expedite or facilitate the disposition of such Registrable Securities in accordance with the terms of this Agreement. In connection with any Shelf Underwritten Offering contemplated by this subsection 2.1.3, subject to Section 3.3 and Article IV, the underwriting agreement into which each Holder and the Company shall enter shall contain such representations, covenants, indemnities and other rights and obligations as are customary in underwritten offerings of securities by the Company. Notwithstanding any other provision of this Agreement to the contrary, the Gores Holders, on the one hand, and the Footprint Holders, on the other hand, may each demand not more than two (2) Shelf Underwritten Offerings, and the Company shall not be obligated to participate in more than four (4) Shelf Underwritten Offerings, pursuant to this Section 2.1.3 in any 12-month period.

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2.2     Demand Registration.

2.2.1     Request for Registration. Subject to the provisions of subsection 2.2.5 and Sections 2.4 and 3.4 hereof, at any time and from time to time after the date the Closing Date, each of (a) the Gores Holders of at least a majority in interest of the then-outstanding number of Registrable Securities held by the Gores Holders (the “Gores Demanding Holders”), (b) the Footprint Holders of at least a majority in interest of the then-outstanding number of Registrable Securities held by the Footprint Holders (the “Footprint Demanding Holders”) and (c) the 222 Holders of at least a majority in interest of the then-outstanding number of Registrable Securities held by the 222 Holders (the “Preferred Demanding Holders”), may make a written demand for Registration of all or part of their Registrable Securities, on (i) Form S-1 or (ii) if available, Form S-3, which in the case of either clause (i) or (ii), may be a shelf registration statement filed pursuant to Rule 415 under the Securities Act, which written demand shall describe the amount and type of securities to be included in such Registration and the intended method(s) of distribution thereof (such written demand a “Demand Registration”); provided, that the aggregate offering value of the Registrable Securities requested to be registered in any Form S-1 must equal at least twenty five million dollars ($25,000,000) and the aggregate offering value of the Registrable Securities requested to be registered in any Form S-3 must equal at least ten million dollars ($10,000,000). The Company shall, promptly following the Company’s receipt of a Demand Registration, notify, in writing, all other Holders of Registrable Securities (other than a Demand Registration with respect to any Registrable Securities to be distributed by the Sponsor to its members following the expiration of the Founder Shares Lock-up Period or the Private Placement Lock-up Period, as applicable) of such demand, and each Holder of Registrable Securities who thereafter wishes to include all or a portion of such Holder’s Registrable Securities in a Registration pursuant to a Demand Registration (each such Holder that includes all or a portion of such Holder’s Registrable Securities in such Registration, a “Requesting Holder”) shall so notify the Company, in writing, within five (5) days after the receipt by the Holder of the notice from the Company. For the avoidance of doubt, to the extent a Requesting Holder also separately possesses Demand Registration rights pursuant to this Section 2.2, but is not the Holder who exercises such Demand Registration rights, the exercise by such Requesting Holder of its rights pursuant to the foregoing sentence shall not count as the exercise by it of one of its Demand Registration rights. Upon receipt by the Company of any such written notification from a Requesting Holder(s) to the Company, subject to subsection 2.2.4 below, such Requesting Holder(s) shall be entitled to have their Registrable Securities included in a Registration pursuant to a Demand Registration and the Company shall use its commercially reasonable efforts to file a registration statement on Form S-1 or Form S-3, as applicable, as soon thereafter as practicable, but not more than forty-five (45) days following the Company’s receipt of the Demand Registration, for Registration of all Registrable Securities requested by the Demanding Holders and Requesting Holders pursuant to such Demand Registration. The Company shall not be obligated to effect more than (A) an aggregate of three (3) Registrations pursuant to a Demand Registration initiated by the Gores Holders, (B) an aggregate of six (6) Registrations pursuant to a Demand Registration initiated by the Footprint Holders and (C) an aggregate of three (3) Registrations pursuant to a Demand Registration initiated by the 222 Holders, in each case under this subsection 2.2.1 with respect to any or all Registrable Securities; provided, however, that a Registration shall not be counted for such purposes unless a Registration Statement that may be available at such time has become effective and all of the Registrable Securities requested by the Requesting Holders to be registered on behalf of the Demanding Holders and the Requesting Holders in such Registration have been sold, in accordance with Section 3.1 of this Agreement; provided, further, that, notwithstanding any other provision of this Agreement to the contrary, each of the Gores Holders, the Footprint Holders and the 222 Holders, may each demand not more than two (2) Demand Registrations or Shelf Underwritten Offerings, and the Company shall not be obligated to participate in more than four (4) Demand Registrations or Shelf Underwritten Offerings, in any twelve (12)-month period.

2.2.2     Effective Registration. Notwithstanding the provisions of subsection 2.2.1 above or any other part of this Agreement, a Registration pursuant to a Demand Registration shall not count as a Registration unless and until (a) the Registration Statement filed with the Commission with respect to a Registration pursuant to a Demand Registration has been declared effective by the Commission and (b) the Company has complied with all of its obligations under this Agreement with respect thereto; provided, further, that if, after such Registration Statement has been declared effective, an offering of Registrable Securities in a Registration

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pursuant to a Demand Registration is subsequently interfered with by any stop order or injunction of the Commission, federal or state court or any other governmental agency the Registration Statement with respect to such Registration shall be deemed not to have been declared effective unless and until (i) such stop order or injunction is removed, rescinded or otherwise terminated and (ii) a majority-in-interest of the Demanding Holders initiating such Demand Registration thereafter affirmatively elect to continue with such Registration and accordingly notify the Company in writing, but in no event later than five (5) days after the removal, rescission or other termination of such stop order or injunction, of such election; provided, further, that the Company shall not be obligated or required to file another Registration Statement until the Registration Statement that has been previously filed with respect to a Registration pursuant to a Demand Registration by the same Demanding Holder becomes effective or is subsequently terminated.

2.2.3     Underwritten Offering. Subject to the provisions of subsection 2.2.4 and Sections 2.4 and 3.4 hereof, if a majority-in-interest of the Demanding Holders so advise the Company as part of their Demand Registration that the offering of the Registrable Securities pursuant to such Demand Registration shall be in the form of an Underwritten Offering, then the right of such Demanding Holder or Requesting Holder (if any) to include its Registrable Securities in such Registration shall be conditioned upon such Holder’s participation in such Underwritten Offering and the inclusion of such Holder’s Registrable Securities in such Underwritten Offering to the extent provided herein. All such Holders proposing to distribute their Registrable Securities through an Underwritten Offering under this subsection 2.2.3, subject to Section 3.3 and Article IV, shall enter into an underwriting agreement in customary form with the Company and the Underwriter(s) selected for such Underwritten Offering by a majority-in-interest of the Demanding Holders initiating the Demand Registration, which managing Underwriter or Underwriters shall be subject to approval of the Company, which approval shall not be unreasonably withheld.

2.2.4     Reduction of Underwritten Offering. If a Demand Registration is to be an Underwritten Offering and the managing Underwriter or Underwriters, in good faith, advises the Company, the Demanding Holders and the Requesting Holders (if any) in writing, in its or their opinion, that the dollar amount or number of Registrable Securities that the Demanding Holders and the Requesting Holders (if any) desire to sell, taken together with all other Common Stock or other equity securities that the Company desires to sell for its own account and the shares of Common Stock, if any, that have been requested to be sold in such Demand Registration pursuant to separate written contractual piggy-back registration rights held by any other stockholders of the Company, exceeds the maximum dollar amount or maximum number of equity securities that can be sold in such Underwritten Offering without adversely affecting the proposed offering price, the timing, the distribution method, or the probability of success of such offering (such maximum dollar amount or maximum number of such securities, as applicable, the “Maximum Number of Securities”), then the Company shall include in such Underwritten Offering: (a) first, the Registrable Securities of the Demanding Holders and the Requesting Holders (if any) (pro rata based on the total amount of Registrable Securities held by each such Demanding Holder and Requesting Holder (if any) (such proportion is referred to herein as “Pro Rata”)) that can be sold without exceeding the Maximum Number of Securities; (b) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (a), the shares of Common Stock or other equity securities that the Company desires to sell for its own account, which can be sold without exceeding the Maximum Number of Securities; and (c) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (a) and (b), the shares of Common Stock or other equity securities of other Persons that the Company is obligated to include in such Demand Registration pursuant to separate written contractual arrangements with such Persons and that can be sold without exceeding the Maximum Number of Securities. For purposes of determining Pro Rata amounts in this Agreement, for any Holder that is a partnership, limited liability company, or corporation, the partners, members, retired partners, retired members, stockholders, and Affiliates of such Holder, or the estates and Immediate Family Members of any such partners, retired partners, members, and retired members and any trusts for the benefit of any of the foregoing Persons, shall be deemed to be a single “Holder,” and any pro rata reduction with respect to such “Holder” shall be based upon the aggregate number of Registrable Securities owned by all Persons included in such “Holder,” as defined in this sentence.

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2.2.5     Demand Registration Withdrawal. A Demanding Holder or a Requesting Holder shall have the right to withdraw all or a portion of its Registrable Securities included in a Demand Registration pursuant to subsection 2.2.1 or a Shelf Underwritten Offering pursuant to subsection 2.1.3 for any or no reason whatsoever upon written notification to the Company and the Underwriter or Underwriters (if any) of its intention to so withdraw at any time prior to (a) in the case of a Demand Registration not involving an Underwritten Offering, the effectiveness of the applicable Registration Statement, or (b) in the case of any Demand Registration involving an Underwritten Offering or any Shelf Underwritten Offering, prior to the filing of the applicable “red herring” prospectus or prospectus supplement used for marketing such Underwritten Offering or Shelf Underwritten Offering; provided, however, that upon withdrawal by a majority-in-interest of the Demanding Holders initiating a Demand Registration (or in the case of a Shelf Underwritten Offering, withdrawal of an amount of Registrable Securities included by the Holders in such Shelf Underwritten Offering, in their capacity as Demanding Holders, being less than the Minimum Amount), the Company shall cease all efforts to secure effectiveness of the applicable Registration Statement or complete the Underwritten Offering, as applicable. If withdrawn, such requested Demand Registration or Shelf Underwritten Offering shall constitute a demand for a Demand Registration or Shelf Underwritten Offering for purposes of Section 2.2.1 unless either (i) the Demanding Holders have not previously withdrawn any Demand Registration or (ii) the Demanding Holders reimburse the Company for all Registration Expenses with respect to such Shelf Underwritten Offering. Notwithstanding anything to the contrary in this Agreement, the Company shall be responsible for the Registration Expenses incurred in connection with a Registration pursuant to a Demand Registration or a Shelf Underwritten Offering prior to and including its withdrawal under this subsection 2.2.5 unless the Demanding Holders elect to pay such Registration Expenses pursuant to clause (ii) of this subsection 2.2.5.

2.3     Piggyback Registration.

2.3.1     Piggyback Rights. If the Company proposes to file a Registration Statement under the Securities Act with respect to an offering of equity securities, or securities or other obligations exercisable or exchangeable for, or convertible into equity securities, for its own account or for the account of stockholders of the Company (or by the Company and by the stockholders of the Company including, without limitation, pursuant to Article II hereof), other than a Registration Statement (or any registered offering with respect thereto) (a) filed in connection with any employee stock option or other benefit plan, (b) for an exchange offer or offering of securities solely to the Company’s existing stockholders or pursuant to a Registration Statement on Form S-4 (or similar form that relates to a transaction subject to Rule 145 under the Securities Act or any successor rule thereto), (c) for an offering of debt that is convertible into equity securities of the Company, (d) filed in connection with an “at-the-market” offering or (e) for a dividend reinvestment plan or a rights offering, then the Company shall give written notice of such proposed filing to all of the Holders of Registrable Securities (excluding the Sponsor with respect to the Registrable Securities distributed by the Sponsor to its members following the expiration of the Founder Shares Lock-Up Period or the Private Placement Lock-Up Period, as applicable) as soon as practicable but not less than ten (10) days (or, in the case of a Block Trade, three (3) business days) before the anticipated filing date of such Registration Statement, which notice shall (i) describe the amount and type of securities to be included in such offering, the intended method(s) of distribution (including whether such registration will be pursuant to a shelf registration statement), and the proposed price and name of the proposed managing Underwriter or Underwriters, if any, in such offering, and (iii) offer to all of the Holders of Registrable Securities the opportunity to register the sale of such number of Registrable Securities as such Holders may request in writing within five (5) days after receipt of such written notice (or in the case of a Block Trade, within one (1) business day) (such Registration a “Piggyback Registration”). The Company shall, in good faith, cause such Registrable Securities identified in a Holder’s response notice described in the foregoing sentence to be included in such Piggyback Registration and shall use its commercially reasonable efforts to cause the managing Underwriter or Underwriters of a proposed Underwritten Offering, if any, to permit the Registrable Securities requested by the Holders pursuant to this subsection 2.3.1 to be included in a Piggyback Registration on the same terms and conditions as any similar securities of the Company or Company stockholder(s) for whose account such Registration Statement is to be filed included in such Registration and to permit the sale or other disposition of such Registrable Securities in accordance with the intended method(s) of distribution thereof. All such Holders proposing to distribute their Registrable Securities

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through an Underwritten Offering under this subsection 2.3.1, subject to Section 3.3 and Article IV, shall enter into an underwriting agreement in customary form with the Underwriter(s) selected for such Underwritten Offering by the Company or the Holders as provided in subsection 2.1.3 or subsection 2.2.3, as applicable. For purposes of this Section 2.3, the filing by the Company of an automatic shelf registration statement for offerings pursuant to Rule 415(a) that omits information with respect to any specific offering pursuant to Rule 430B shall not trigger any notification or participation rights hereunder until such time as the Company amends or supplements such Registration Statement to include information with respect to a specific offering of Securities (and such amendment or supplement shall trigger the notice and participation rights provided for in this Section 2.3).

2.3.2     Reduction of Piggyback Registration. If a Piggyback Registration is to be an Underwritten Offering and the managing Underwriter or Underwriters, in good faith, advises the Company and the Holders of Registrable Securities participating in the Piggyback Registration in writing, in its or their opinion, that the dollar amount or number of shares of Common Stock that the Company desires to sell, taken together with (a) the shares of Common Stock, if any, as to which Registration has been demanded pursuant to separate written contractual arrangements with Persons other than the Holders of Registrable Securities hereunder (b) the Registrable Securities as to which registration has been requested pursuant to Section 2.3 hereof, and (c) the shares of Common Stock, if any, as to which Registration has been requested pursuant to separate written contractual piggy-back registration rights of other stockholders of the Company, exceeds the Maximum Number of Securities, then:

2.3.2.1    if the Registration is undertaken for the Company’s account, the Company shall include in any such Registration (a) first, the Common Stock or other equity securities that the Company desires to sell for its own account, which can be sold without exceeding the Maximum Number of Securities; (b) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (a), the Registrable Securities of Holders exercising their rights to register their Registrable Securities pursuant to subsection 2.3.1 hereof, Pro Rata, which can be sold without exceeding the Maximum Number of Securities; and (c) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (a) and (b), the Common Stock, if any, as to which Registration has been requested pursuant to written contractual piggy-back registration rights of other stockholders of the Company, which can be sold without exceeding the Maximum Number of Securities; and

2.3.2.2    if the Registration is pursuant to a request by Persons other than the Holders of Registrable Securities, then the Company shall include in any such Registration (a) first, the shares of Common Stock or other equity securities, if any, of such requesting Persons, other than the Holders of Registrable Securities, which can be sold without exceeding the Maximum Number of Securities; (b) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (a), the Registrable Securities of Holders exercising their rights to register their Registrable Securities pursuant to subsection 2.3.1 hereof, Pro Rata, which can be sold without exceeding the Maximum Number of Securities; (c) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (a) and (b), the Common Stock or other equity securities that the Company desires to sell for its own account, which can be sold without exceeding the Maximum Number of Securities; and (d) fourth, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (a), (b) and (c), the Common Stock or other equity securities for the account of other Persons that the Company is obligated to register pursuant to separate written contractual arrangements with such persons or entities, which can be sold without exceeding the Maximum Number of Securities.

2.3.3     Piggyback Registration Withdrawal. Any Holder of Registrable Securities (other than a Demanding Holder, whose right to withdraw from a Shelf Underwritten Offering, and related obligations, shall be governed by subsection 2.2.5) shall have the right to withdraw all or any portion of its Registrable Securities in a Piggyback Registration for any or no reason whatsoever upon written notification to the Company and the Underwriter or Underwriters (if any) of his, her or its intention to withdraw such Registrable Securities from such Piggyback Registration prior to (a) in the case of a Piggyback Registration not involving an Underwritten

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Offering or Shelf Underwritten Offering, the effectiveness of the applicable Registration Statement, or (b), in the case of any Piggyback Registration involving an Underwritten Offering or any Shelf Underwritten Offering, prior to the filing of the applicable “red herring” prospectus or prospectus supplement used to market such Underwritten Offering or Shelf Underwritten Offering. The Company (whether on its own good faith determination or as the result of a request for withdrawal by Persons pursuant to separate written contractual obligations) may withdraw a Registration Statement filed with the Commission in connection with a Piggyback Registration at any time prior to the effectiveness of such Registration Statement. Notwithstanding anything to the contrary in this Agreement (other than subsection 2.2.5), the Company shall be responsible for the Registration Expenses incurred in connection with the Piggyback Registration prior to and including its withdrawal under this subsection 2.3.3.

2.3.4     Unlimited Piggyback Registration Rights. For purposes of clarity, any Registration effected pursuant to Section 2.3 hereof shall not be counted as a Registration pursuant to a Demand Registration effected under Section 2.2 hereof or a Shelf Underwritten Offering effected under subsection 2.1.3.

2.4     Restrictions on Registration Rights. If (a) during the period starting with the date sixty (60) days prior to the Company’s good faith estimate of the date of the filing of, and ending on a date one hundred and twenty (120) days after the effective date of, a Company-initiated Registration and provided that the Company has delivered written notice to the Holders prior to receipt of a Demand Registration pursuant to subsection 2.2.1 and it continues to actively employ, in good faith, all reasonable efforts to cause the applicable Registration Statement to become effective; (b) the Holders have requested an Underwritten Registration and the Company and the Holders are unable to obtain the commitment of underwriters to firmly underwrite such offering; or (c) in the good faith judgment of the Board such Registration would be seriously detrimental to the Company and the Board concludes as a result that it is essential to defer the filing of such Registration Statement at such time, then in each case the Company shall have the right to defer such filing for a period of not more than sixty (60) consecutive days; provided, however, that the Company shall not defer its obligation in this manner more than one hundred twenty (120) total calendar days in any twelve (12)-month period (the “Aggregate Blocking Period”).

2.5     Block Trades. Notwithstanding any other provision of this Article II, but subject to Sections 2.4 and 3.4, if the Holders desire to effect a Block Trade, then notwithstanding any other time periods in this Article II, the Holders shall provide written notice to the Company at least five (5) business days prior to the date such Block Trade will commence. As expeditiously as possible, the Company shall use its commercially reasonable efforts to facilitate such Block Trade, provided that the Holders engaging in such Block Trade use their reasonable best efforts to work with the Company and the Underwriters (including by disclosing the maximum number of Registrable Securities proposed to be the subject of such Block Trade) in order to facilitate preparation of the Registration Statement, Prospectus and other offering documentation related to the Block Trade and any related due diligence and comfort procedures. In the event of a Block Trade, and after consultation with the Company, the Demanding Holders and the Requesting Holders (if any) shall determine the Maximum Number of Securities, the underwriter or underwriters (which shall consist of one or more reputable nationally recognized investment banks) and share price of such offering.

2.6     Rule 415; Removal. If at any time the Commission takes the position that the offering of some or all of the Registrable Securities in a Registration Statement on Form S-3 filed pursuant to this Article II is not eligible to be made on a delayed or continuous basis under the provisions of Rule 415 under the Securities Act (provided, however, that the Company shall be obligated to use diligent efforts to advocate with the Commission for the registration of all of the Registrable Securities in accordance with the Commission Guidance, including without limitation, Compliance and Disclosure Interpretation 612.09) or requires a Gores-Footprint-222 Holder to be named as an “underwriter,” the Company shall promptly notify each holder of Registrable Securities thereof (or in the case of the Commission requiring a Gores-Footprint-222 Holder to be named as an “underwriter,” the Gores-Footprint-222 Holders) and (b) use commercially reasonable efforts to persuade the Commission that the offering contemplated by such Registration Statement is a valid secondary offering and not an offering “by or on behalf of the issuer” as defined in Rule 415 and that none of the Gores-Footprint-222 Holders is an

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“underwriter.” The Holders shall have the right to select one legal counsel designated by the holders of a majority of the Registrable Securities subject to such Registration Statement to review and oversee any registration or matters pursuant to this Section 2.6, including participation in any meetings or discussions with the Commission regarding the Commission’s position and to comment on any written submission made to the Commission with respect thereto. No such written submission with respect to this matter shall be made to the Commission to which the applicable Holders’ counsel reasonably objects. In the event that the Commission refuses to alter its position, the Company shall (a) remove from such Registration Statement such portion of the Registrable Securities (the “Removed Shares”) and/or (b) agree to such restrictions and limitations on the registration and resale of the Registrable Securities as the Commission may require to assure the Company’s compliance with the requirements of Rule 415; provided, however, that the Company shall not agree to name any Gores-Footprint-222 Holder as an “underwriter” in such Registration Statement without the prior written consent of such Gores-Footprint-222 Holder and, if the Commission requires such Gores-Footprint-222 Holder to be named as an “underwriter” in such Registration Statement, notwithstanding any provision in this Agreement to the contrary, the Company shall not be under any obligation to include any Registrable Securities of such Gores-Footprint-222 Holder in such Registration Statement. In the event of a share removal pursuant to this Section 2.6, the Company shall give the applicable Holders at least five (5) days prior written notice along with the calculations as to such Holder’s allotment. Any removal of shares of the Holders pursuant to this Section 2.6 shall first be applied to Holders other than the Gores-Footprint-222 Holders with securities registered for resale under the applicable Registration Statement and thereafter allocated between the Gores-Footprint-222 Holders on a pro rata basis based on the aggregate amount of Registrable Securities held by the Gores-Footprint-222 Holders. In the event of a share removal of the Holders pursuant to this Section 2.6, the Company shall promptly register the resale of any Removed Shares pursuant to subsection 2.1.2 hereof and in no event shall the filing of such Registration Statement on Form S-1 or subsequent Registration Statement on Form S-3 filed pursuant to the terms of subsection 2.1.2 be counted as a Demand Registration hereunder. Until such time as the Company has registered all of the Removed Shares for resale pursuant to Rule 415 on an effective Registration Statement, the Company shall not be able to defer the filing of a Registration Statement pursuant to Section 2.4 hereof.

ARTICLE III

COMPANY PROCEDURES

3.1     General Procedures. If the Company is required to effect the Registration of Registrable Securities, the Company shall use its commercially reasonable efforts to effect such Registration to permit the sale of such Registrable Securities in accordance with the intended plan of distribution thereof, and pursuant thereto the Company shall, as expeditiously as possible:

3.1.1     prepare and file with the Commission as soon as practicable a Registration Statement with respect to such Registrable Securities and use its commercially reasonable efforts to cause such Registration Statement to become effective and remain effective until all Registrable Securities covered by such Registration Statement have been sold;

3.1.2     prepare and file with the Commission such amendments and post-effective amendments to the Registration Statement, and such supplements to the Prospectus, as may be reasonably requested by the Holders of at least five percent (5%) of the Registrable Securities registered on such Registration Statement or any Underwriter of Registrable Securities or as may be required by the rules, regulations or instructions applicable to the registration form used by the Company or by the Securities Act or rules and regulations thereunder to keep the Registration Statement effective until all Registrable Securities covered by such Registration Statement are sold in accordance with the intended plan of distribution set forth in such Registration Statement or supplement to the Prospectus;

3.1.3     prior to filing a Registration Statement or Prospectus, or any amendment or supplement thereto, furnish without charge to the Underwriters, if any, and the Holders of Registrable Securities included in such Registration, and such Holders’ legal counsel, copies of such Registration Statement as proposed to be filed, each amendment and supplement to such Registration Statement (in each case including all exhibits thereto

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and documents incorporated by reference therein), the Prospectus included in such Registration Statement (including each preliminary Prospectus), and such other documents as the Underwriters and the Holders of Registrable Securities included in such Registration or the legal counsel for any such Holders may request in order to facilitate the disposition of the Registrable Securities owned by such Holders;

3.1.4     prior to any public offering of Registrable Securities, but in any case no later than the effective date of the applicable Registration Statement, use its commercially reasonable efforts to (a) register or qualify the Registrable Securities covered by the Registration Statement under such securities or “blue sky” laws of such jurisdictions in the United States as the Holders of Registrable Securities included in such Registration Statement (in light of their intended plan of distribution) may request to keep such registration or qualification in effect for so long as such Registration Statement remains in effect and (b) take such action necessary to cause such Registrable Securities covered by the Registration Statement to be registered with or approved by such other governmental authorities as may be necessary by virtue of the business and operations of the Company or otherwise and do any and all other acts and things that may be necessary or advisable, in each case, to enable the Holders of Registrable Securities included in such Registration Statement to consummate the disposition of such Registrable Securities in such jurisdictions; provided, however, that the Company shall not be required to qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify or take any action to which it would be subject to general service of process or taxation in any such jurisdiction where it is not then otherwise so subject;

3.1.5     cause all such Registrable Securities to be listed on each securities exchange or automated quotation system on which similar securities issued by the Company are then listed;

3.1.6     provide a transfer agent or warrant agent, as applicable, and registrar for all such Registrable Securities no later than the effective date of such Registration Statement;

3.1.7     promptly furnish to each seller of Registrable Securities covered by such Registration Statement such number of conformed copies of such Registration Statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the Prospectus contained in such Registration Statement (including each preliminary Prospectus and any summary Prospectus) and any other Prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents as such seller may reasonably request;

3.1.8     notify each seller of such Registrable Securities, promptly after it shall receive notice or obtain knowledge thereof, of any request by the Commission that the Company amend or supplement such Registration Statement or Prospectus or of the issuance of any stop order by the Commission suspending the effectiveness of such Registration Statement or Prospectus or the initiation or threatening of any proceeding for such purpose and promptly use its reasonable best efforts to amend or supplement such Registration Statement or Prospectus or prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued, as applicable;

3.1.9     notify each Holder of Registrable Securities covered by such Registration Statement, promptly after the Company receives notice thereof, of the time when such Registration Statement has been declared effective or a supplement to any Prospectus forming a part of such Registration Statement has been filed;

3.1.10     at least five (5) business days prior to the filing of any Registration Statement or Prospectus or any amendment or supplement to such Registration Statement or Prospectus or any document that is to be incorporated by reference into such Registration Statement or Prospectus, furnish a copy thereof to each seller of such Registrable Securities or its counsel;

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3.1.11     notify the Holders at any time when a Prospectus relating to such Registration Statement is required to be delivered under the Securities Act, of the happening of any event or the existence of any condition as a result of which the Prospectus included in such Registration Statement, as then in effect, includes a Misstatement, or in the opinion of counsel for the Company it is necessary to supplement or amend such Prospectus to comply with law, and then to correct such Misstatement or include such information as is necessary to comply with law, in each case as set forth in Section 3.4 hereof;

3.1.12     permit a representative of the Holders, the Underwriters, if any, and any attorney or accountant retained by such Holders or Underwriter, at each such Person’s own expense, to participate in the preparation of any Registration Statement, and cause the Company’s officers, directors and employees to supply all information reasonably requested by any such representative, Underwriter, attorney or accountant in connection with such Registration Statement; provided, however, that if requested by the Company, such representatives or Underwriters enter into a confidentiality agreement, in form and substance reasonably satisfactory to the Company, prior to the release or disclosure of any such information;

3.1.13     obtain a “cold comfort” letter (including a bring-down letter dated as of the date the Registrable Securities are delivered for sale pursuant to such Registration) from the Company’s independent registered public accountants in the event of an Underwritten Offering, in customary form and covering such matters of the type customarily covered by “cold comfort” letters as the managing Underwriter may reasonably request, and reasonably satisfactory to a majority-in-interest of the participating Holders and the managing Underwriter;

3.1.14     on the date the Registrable Securities are delivered for sale pursuant to such Registration, obtain an opinion and negative assurance letter, dated such date, of counsel representing the Company for the purposes of such Registration, addressed to the Holders, the placement agent or sales agent, if any, and the Underwriters, if any, covering such legal matters with respect to the Registration in respect of which such opinion is being given as the Holders, placement agent, sales agent, or Underwriter may reasonably request and as are customarily included in such opinions and negative assurance letters, and reasonably satisfactory to a majority in interest of the participating Holders and the managing Underwriter;

3.1.15     in the event of any Underwritten Offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing Underwriter of such offering;

3.1.16     otherwise use its commercially reasonable efforts to comply with all applicable rules and regulations of the Commission, and to make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve (12) months beginning with the first day of the Company’s first full calendar quarter after the effective date of the Registration Statement which satisfies the provisions of Section 11(a) of the Securities Act and the rules and regulations thereunder, including Rule 158 thereunder (or any successor rule promulgated thereafter by the Commission);

3.1.17     use its reasonable efforts to make available senior executives of the Company to participate in customary “road show” presentations that may be reasonably requested by the Underwriter in any Underwritten Offering; and

3.1.18     otherwise, in good faith, cooperate reasonably with, and take such customary actions as may reasonably be requested by the Holders in connection with such Registration.

3.2     Registration Expenses. The Registration Expenses of all Registrations shall be borne by the Company; provided, however, that the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 2.2 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered (in which case all selling Holders shall bear such expenses Pro Rata based upon the number of Registrable Securities that were to be included in the withdrawn registration), unless the Holders of a majority of the Registrable Securities agree to forfeit their right to one registration pursuant to Section 2.2; provided, further, that if, at the time of such withdrawal, the Holders shall have learned of a material adverse change in the condition, business,

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or prospects of the Company from that known to the Holders at the time of their request and have withdrawn the request with reasonable promptness after learning of such information then the Holders shall not be required to pay any of such expenses and shall not forfeit their right to one registration pursuant to Section 2.2.1. It is acknowledged by the Holders that the Holders shall bear all incremental selling expenses relating to the sale of Registrable Securities, such as Underwriters’ commissions and discounts, brokerage fees, and, other than as set forth in the definition of “Registration Expenses,” all reasonable fees and expenses of any legal counsel representing the Holders and all such incremental expenses shall be borne and paid by the Holders Pro Rata on the basis of the number of Registrable Securities registered on their behalf.

3.3     Participation in Underwritten Offerings.

3.3.1     No Person may participate in any Underwritten Offering for equity securities of the Company pursuant to a Registration initiated by the Company hereunder unless such Person (a) agrees to sell such Person’s securities on the basis provided in any underwriting arrangements approved by the Company and (b) completes and executes all customary questionnaires, indemnities, lock-up agreements, underwriting agreements and other customary documents as may be reasonably required under the terms of such underwriting arrangements.

3.3.2     Holders participating in an Underwritten Offering may, at their option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of the Underwriters shall also be made to and for the benefit of such Holders and that any or all of the conditions precedent to the obligations of such Underwriters shall also be made to and for the benefit of such Holders; provided, however, that the Company shall not be required to make any representations or warranties with respect to written information specifically provided by a Holder in writing for inclusion in the Registration Statement.

3.3.3     The Company will use its commercially reasonable efforts to ensure that no Underwriter shall require any Holder to make any representations or warranties to or agreements with the Company or the Underwriters other than representations, warranties or agreements regarding such Holder and such Holder’s intended method of distribution and any other representation required by law, and if, despite the Company’s commercially reasonable efforts, an Underwriter requires any Holder to make additional representation or warranties to or agreements with such Underwriter, such Holder may elect not to participate in such Underwritten Offering (but shall not have any claims against the Company as a result of such election). Any liability of such Holder to any Underwriter or other person under such underwriting agreement shall be limited to an amount equal to the proceeds (net of expenses and underwriting discounts and commissions) that it derives from such registration.

3.4     Suspension of Sales; Adverse Disclosure. Upon receipt of written notice from the Company that a Registration Statement or Prospectus contains a Misstatement, or in the opinion of counsel for the Company it is necessary to supplement or amend such Prospectus to comply with law, each of the Holders shall forthwith discontinue disposition of Registrable Securities until it has received copies of a supplemented or amended Prospectus correcting the Misstatement or including the information counsel for the Company believes to be necessary to comply with law (it being understood that the Company hereby covenants to prepare and file such supplement or amendment as soon as practicable after the time of such notice such that the Registration Statement or Prospectus, as so amended or supplemented, as applicable, will not include a Misstatement and complies with applicable law), or until it is advised in writing by the Company that the use of the Prospectus may be resumed. If the filing, initial effectiveness or continued use of a Registration Statement in respect of any Registration at any time would require the Company to make an Adverse Disclosure or would require the inclusion in such Registration Statement of financial statements that are unavailable to the Company for reasons beyond the Company’s control, the Company may, upon giving prompt written notice of such action to the Holders, delay the filing or initial effectiveness of, or suspend use of, such Registration Statement for the shortest period of time, but in no event more than forty-five (45) days, determined in good faith by the Chief Executive Officer of the Company or the Board to be necessary for such purpose; provided, that each day of any such

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suspension pursuant to this Section 3.4 shall correspondingly decrease the Aggregate Blocking Period available to the Company during any twelve (12)-month period pursuant to Section 2.4 hereof. In the event the Company exercises its rights under the preceding sentence, the Holders agree to suspend, immediately upon their receipt of the notice referred to above, their use of the Prospectus relating to any Registration in connection with any sale or offer to sell Registrable Securities. The Company shall immediately notify the Holders of the expiration of any period during which it exercised its rights under this Section 3.4.

3.5     Market Stand-off. In connection with any Underwritten Offering or Shelf Underwritten Offering of equity securities of the Company (other than a Block Trade), if requested by the managing Underwriter(s), each participating Holder other than Koch with respect to the Koch PIPE Shares will agree that it shall not Transfer any shares of Common Stock or other equity securities of the Company (other than those included in such offering pursuant to this Agreement), without the prior written consent of the managing Underwriter(s), during a period the ninety (90)-day period beginning on the date of pricing of such offering or such shorter period during which the Company agrees not to conduct an underwritten primary offering of Common Stock, except in the event the Underwriters managing the offering otherwise agree by written consent. Each Holder other than Koch with respect to the Koch PIPE Shares agrees to execute a customary lock-up agreement in favor of the Underwriters to such effect (in each case on substantially the same terms and conditions as all such participating Holders). In addition to the foregoing, each of the Footprint Holders acknowledges that such Footprint Holder is subject to the lockup provisions set forth in the Amended and Restated Bylaws of the Company, dated as of [●], 2022.

3.6     Covenants of the Company. As long as any Holder shall own Registrable Securities, the Company hereby covenants and agrees:

3.6.1     the Company will not file any Registration Statement or Prospectus included therein or any other filing or document (other than this Agreement) with the Commission which refers to any Holder of Registrable Securities by name or otherwise without the prior written approval of such Holder, which may not be unreasonably withheld, unless required by applicable law or the Commission Guidance;

3.6.2     at all times while it shall be a reporting company under the Exchange Act, to file timely (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to Sections 13(a) or 15(d) of the Exchange Act and to promptly furnish the Holders with true and complete copies of all such filings, provided that any documents publicly filed or furnished with the Commission pursuant to the Electronic Data Gathering Analysis and Retrieval System (or any successor thereto) shall be deemed to have been furnished to the Holders pursuant to this subsection 3.5.2. The Company further covenants that it shall take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell shares of Common Stock held by such Holder without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 promulgated under the Securities Act (or any successor rule promulgated thereafter by the Commission). Upon the request of any Holder, the Company shall deliver to such Holder a written certification of a duly authorized officer as to whether it has complied with such requirements; and

3.6.3     upon request of a Holder, the Company shall (i) authorize the Company’s transfer agent to remove any legend on share certificates of such Holder’s Common Stock or Private Placement Warrants restricting further transfer (or any similar restriction in book entry positions of such Holder) if such restrictions are no longer required by the Securities Act or any applicable state securities laws or any agreement with the Company to which such Holder is a party, including if such shares subject to such a restriction have been sold pursuant to a Registration Statement, (ii) request the Company’s transfer agent to issue in lieu thereof shares of Common Stock or Private Placement Warrants without such restrictions to the Holder upon, as applicable, surrender of any stock certificates evidencing such shares of Common Stock, or warrant certificates evidencing such Private Placement Warrants or to update the applicable book entry position of such Holder so that it no longer is subject to such a restriction, and (iii) use commercially reasonable efforts to cooperate with such Holder to have such Holder’s shares of Common Stock or Private Placement Warrants, as the case may be, transferred into a book-entry position at The Depository Trust Company, in each case, subject to delivery of customary documentation, including any documentation required by such restrictive legend or book-entry notation.

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ARTICLE IV

INDEMNIFICATION AND CONTRIBUTION

4.1 Indemnification.

4.1.1     The Company agrees to indemnify, to the extent permitted by law, each Holder of Registrable Securities, its officers, directors, partners, stockholders, members, employees, investment advisors and agents and each Person who controls such Holder (within the meaning of the Securities Act) from and against all losses, claims, damages, liabilities and out-of-pocket expenses (including reasonable attorneys’ fees) (or actions or proceedings, whether commenced or threatened, in respect thereof) (collectively, “Claims”), resulting from any untrue or alleged untrue statement of any material fact contained in any Registration Statement, Prospectus or preliminary Prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading; except insofar as the Claim arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such filing in reliance upon and in conformity with information furnished in writing to the Company by such Holder expressly for use therein.

4.1.2     In connection with any Registration Statement in which a Holder of Registrable Securities is participating, the Company may require that, as a condition to including any Registrable Securities in any Registration Statement the Company shall have received an undertaking reasonably satisfactory to it from such Holder, to indemnify the Company, its directors and officers and agents and each Person who controls the Company (within the meaning of the Securities Act) from and against Claims resulting from any untrue statement of any material fact contained in the Registration Statement, Prospectus or preliminary Prospectus or any amendment thereof or supplement thereto or any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information so furnished in writing by such Holder expressly for use therein; provided, however, that the obligation to indemnify shall be several, not joint and several, among such Holders of Registrable Securities, and the liability of each such Holder of Registrable Securities shall be in proportion to and limited to the net proceeds received by such Holder from the sale of Registrable Securities pursuant to such Registration Statement. The Holders of Registrable Securities shall indemnify the Underwriters, their officers, directors and each Person who controls such Underwriters (within the meaning of the Securities Act) to the same extent as provided in the foregoing with respect to indemnification of the Company. If any Underwriter shall require any Holder of Registrable Securities to provide any indemnification other than that provided hereinabove in this subsection 4.1.2, such Holder may elect not to participate in such Underwritten Offering (but shall not have any claim against the Company as a result of such election).

4.1.3     Any Person entitled to indemnification herein shall (a) give prompt written notice to the indemnifying party of any Claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any person’s right to indemnification hereunder to the extent such failure has not materially prejudiced the indemnifying party) and (b) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such Claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. An indemnifying party who is not entitled to, or elects not to, assume the defense of a Claim shall not be obligated to pay the fees and expenses of more than one (1) counsel for all parties indemnified by such indemnifying party with respect to such Claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such Claim. No indemnifying party shall, without the consent of the indemnified party, consent to the entry of any judgment or enter into any settlement which cannot be settled in all respects by the payment of money (and such money is so paid by the indemnifying party pursuant to the terms of such settlement) and which settlement includes a statement or admission of fault or culpability on the part of such indemnified party or does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

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4.1.4     The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director, partners, stockholders, members, employees, agents, investment advisors or controlling person of such indemnified party and shall survive the Transfer of Registrable Securities. The Company and each Holder of Registrable Securities participating in a Registration also agrees to make such provisions as are reasonably requested by any indemnified party for contribution to such party in the event the Company’s or such Holder’s indemnification is unavailable for any reason.

4.1.5     If the indemnification provided under Section 4.1 hereof from the indemnifying party is unavailable or insufficient to hold harmless an indemnified party in respect of any Claims, then the indemnifying party, in lieu of indemnifying the indemnified party, shall contribute to the amount paid or payable by the indemnified party as a result of such Claims (a) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party or parties on the other hand from the offering of the Registrable Securities or (b) if the allocation provided by clause (a) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (a) above but also to reflect the relative fault of the indemnifying party or parties on the other hand in connection with the statements or omissions that resulted in such Claims, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, was made by, or related to information supplied by, such indemnifying party or indemnified party, and the indemnifying party’s and indemnified party’s relative intent, knowledge, access to information and opportunity to correct or prevent such action; provided, however, that the liability of any Holder or any director, officer, employee, investment advisor, agent or controlling Person thereof under this subsection 4.1.5 shall be limited to the amount of the net proceeds received by such Holder in such offering giving rise to such liability. The amount paid or payable by a party as a result of the losses or other liabilities referred to above shall be deemed to include, subject to the limitations set forth in subsections 4.1.1, 4.1.2 and 4.1.3 above, any legal or other fees, charges or expenses reasonably incurred by such party in connection with any investigation or proceeding. The parties hereto agree that it would not be just and equitable if contribution pursuant to this subsection 4.1.5 were determined by pro rata allocation or by any other method of allocation, which does not take account of the equitable considerations referred to in this subsection 4.1.5. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution pursuant to this subsection 4.1.5 from any person who was not guilty of such fraudulent misrepresentation.

ARTICLE V

MISCELLANEOUS

5.1     Notices. Any notice or communication under this Agreement must be in writing and given by (a) deposit in the United States mail, addressed to the party to be notified, postage prepaid and registered or certified with return receipt requested, (b) delivery in person or by courier service providing evidence of delivery, or (c) transmission by hand delivery, electronic mail, telecopy, telegram or facsimile. Each notice or communication that is mailed, delivered, or transmitted in the manner described above shall be deemed sufficiently given, served, sent, and received, in the case of mailed notices, on the third business day following the date on which it is mailed and, in the case of notices delivered by courier service, hand delivery, electronic mail, telecopy, telegram or facsimile, at such time as it is delivered to the addressee (with the delivery receipt or the affidavit of messenger) or at such time as delivery is refused by the addressee upon presentation. Any notice or communication under this Agreement must be addressed, if to the Company, to: Footprint International, Inc., 250 E. Germann Rd, Gilbert, AZ, 85291, Attn: Stephen T. Burdumy, and, if to any Holder, at such Holder’s address, e-mail address or facsimile number as set forth in the Company’s books and records. Any party may change its address for notice at any time and from time to time by written notice to the other parties hereto, and such change of address shall become effective thirty (30) days after delivery of such notice as provided in this Section 5.1.

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5.2     Assignment; No Third Party Beneficiaries.

5.2.1     This Agreement and the rights, duties and obligations of the Company hereunder may not be assigned or delegated by the Company in whole or in part.

5.2.2     Prior to the expiration of the Founder Shares Lock-up Period or the Private Placement Lock-up Period, as the case may be, no Holder may assign or delegate such Holder’s rights, duties or obligations under this Agreement, in whole or in part, except in connection with a Transfer of Registrable Securities by such Holder to a Permitted Transferee.

5.2.3     Subject to subsection 5.2.2, a Holder may assign or delegate such Holder’s rights, duties or obligations under this Agreement, in whole or in part, to any Person to whom it Transfers Registrable Securities, provided that such Registrable Securities remain Registrable Securities following such Transfer and such Person agreed to become bound by the terms and provisions of this Agreement in accordance with subsection 5.2.6.

5.2.4     This Agreement and the provisions hereof shall be binding upon and shall inure to the benefit of each of the parties and their respective successors and the permitted assigns of the applicable Holders, which shall include Permitted Transferees.

5.2.5     This Agreement shall not confer any rights or benefits on any persons that are not parties hereto, other than as expressly set forth in this Agreement and Section 5.2 hereof.

5.2.6     No assignment by any party hereto of such party’s rights, duties and obligations hereunder shall be binding upon or obligate the Company unless and until the Company shall have received (a) written notice of such assignment as provided in Section 5.1 hereof and (b) the written agreement of the assignee, in a form reasonably satisfactory to the Company, to be bound by the terms and provisions of this Agreement (which may be accomplished by an addendum or certificate of joinder to this Agreement). Any Transfer or assignment made other than as provided in this Section 5.2 shall be null and void.

5.3     Counterparts. This Agreement may be executed in multiple counterparts (including facsimile or PDF counterparts), each of which shall be deemed an original, and all of which together shall constitute the same instrument, but only one of which need be produced.

5.4     Governing Law; Venue. NOTWITHSTANDING THE PLACE WHERE THIS AGREEMENT MAY BE EXECUTED BY ANY OF THE PARTIES HERETO, THE PARTIES EXPRESSLY AGREE THAT THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED UNDER THE LAWS OF THE STATE OF DELAWARE, WITHOUT GIVING EFFECT TO PRINCIPLES OR RULES OF CONFLICT OF LAWS TO THE EXTENT SUCH PRINCIPLES OR RULES WOULD REQUIRE OR PERMIT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

5.5     Jurisdiction; Waiver of Jury Trial. Any action based upon, arising out of or related to this Agreement, or the transactions contemplated hereby, shall be brought in the Court of Chancery of the State of Delaware or, if such court declines to exercise jurisdiction, any federal or state court located in New York County, New York, and each of the parties irrevocably submits to the exclusive jurisdiction of each such court in any such action, waives any objection it may now or hereafter have to personal jurisdiction, venue or to convenience of forum, agrees that all claims in respect of the action shall be heard and determined only in any such court, and agrees not to bring any action arising out of or relating to this Agreement or the transactions contemplated hereby in any other court. Nothing herein contained shall be deemed to affect the right of any party to serve process in any manner permitted by law, or to commence legal proceedings or otherwise proceed against any other party in any other jurisdiction, in each case, to enforce judgments obtained in any action brought pursuant to this Section 5.5.

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5.6     Amendments and Modifications. Upon the written consent of the Company and the Holders of at least a majority in interest of the Registrable Securities at the time in question, compliance with any of the provisions, covenants and conditions set forth in this Agreement may be waived, or any of such provisions, covenants or conditions may be amended or modified; provided, however, that notwithstanding the foregoing, (a) any amendment hereto or waiver hereof that would materially and adversely affect a Holder of at least five percent (5%) of the Registrable Securities, solely in its capacity as a holder of the shares of capital stock of the Company, in a manner that is adverse and different from the other Holders (solely in their capacities as holders of the shares of capital stock of the Company) shall require the consent of the Holder so affected, (b) any amendment hereto or waiver hereof that adversely affects any of the material rights of the Gores Holders, Footprint Holders or 222 Holders, as applicable, solely in their respective capacities as Gores Holders, Footprint Holders or 222 Holders, as applicable, in a manner that is adverse and different from the other Holders, shall require the consent of the Gores Holders, Footprint Holders or 222 Holders, as applicable, representing a majority-in-interest of the then-outstanding number of Registrable Securities held by the Gores Holders, Footprint Holders or 222 Holders, as applicable, and (c) any amendment or waiver of Sections 3.5 or 5.10, as such amendments apply to Koch, shall require the prior written consent of Koch. No course of dealing between any Holder or the Company and any other party hereto or any failure or delay on the part of a Holder or the Company in exercising any rights or remedies under this Agreement shall operate as a waiver of any rights or remedies of any Holder or the Company. No single or partial exercise of any rights or remedies under this Agreement by a party shall operate as a waiver or preclude the exercise of any other rights or remedies hereunder or thereunder by such party.

5.7     Other Registration Rights. Other than pursuant to the terms of the Subscription Agreements, the Company represents and warrants that no person, other than a Holder of Registrable Securities, has any right to require the Company to register any securities of the Company for sale or to include such securities of the Company in any Registration filed by the Company for the sale of securities for its own account or for the account of any other Person. Further, the Company and each of the Holders agree that this Agreement supersedes any other registration rights agreement or agreement with similar terms and conditions among the parties hereto and in the event of a conflict between any such agreement or agreements and this Agreement, the terms of this Agreement shall prevail.

5.8     Term. This Agreement shall terminate (a) as to all Holders and the Company, upon the earlier of the date as of which all of the Registrable Securities have been sold pursuant to a Registration Statement (but in no event prior to the applicable period referred to in Section 4(a)(3) of the Securities Act and Rule 174 thereunder (or any successor rule promulgated thereafter by the Commission)) or (b) as to any Holder individually, the date on which such Holder no longer holds any Registrable Securities or is permitted to sell all of such Holder’s Registrable Securities under Rule 144 (or any similar provision) under the Securities Act without limitation on the amount of securities sold or the manner of sale and because the reporting requirements of Rule 144(i)(2) are not applicable. The provisions of Section 3.5 and Article IV shall survive any termination.

5.9     Holder Information. Each Holder agrees, if requested in writing, to represent to the Company the total number of Registrable Securities held by such Holder in order for the Company to make determinations hereunder.

5.10     PIPE Securities. The Company’s Class A common stock (the “Koch PIPE Shares”) purchased by KSP Footprint Investments, LLC (“Koch”) pursuant to the Subscription Agreement, dated as of December 13, 2021, by and between the Company and Koch, shall not be deemed to be Registrable Securities for purposes of this agreement and Koch shall only be party to this Agreement in its capacity as a Footprint Holder.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed as of the date first written above.

COMPANY:

FOOTPRINT INTERNATIONAL, INC., a Delaware corporation

By:
Name:
Title:

[Signature Page to Amended & Restated Registration Rights Agreement]

GORES HOLDERS:

GORES SPONSOR VIII LLC, a Delaware limited liability company

By:
Name:
Title:

By:
Name:	Randall Bort

By:
Name:	William Patton

By:
Name:	Jeffrey Rea

[Signature Page to Amended & Restated Registration Rights Agreement]

FOOTPRINT HOLDERS:

By:
Name:	[●]

[Signature Page to Amended & Restated Registration Rights Agreement]

222 HOLDERS:

Name:	[●]

[Signature Page to Amended & Restated Registration Rights Agreement]